Exhibit 10.1

Execution Version

CURTISS-WRIGHT CORPORATION
CURTISS-WRIGHT CONTROLS, INC.
METAL IMPROVEMENT COMPANY, LLC
CURTISS-WRIGHT FLOW CONTROL CORPORATION
CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC
CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION
CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC

$300,000,000

3.10% Series J Senior Guaranteed Notes due August 13, 2030
3.20% Series K Senior Guaranteed Notes due August 13, 2032

NOTE PURCHASE AGREEMENT

Dated as of August 13, 2020

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

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SCHEDULES AND EXHIBITS

SCHEDULE A	--	Information Relating to Purchasers
SCHEDULE B	--	Defined Terms
SCHEDULE 1.2	--	Subsidiary Guarantors
SCHEDULE 3	--	Payment Instructions at the Closing
SCHEDULE 4.9	--	Changes in Corporate Structure
SCHEDULE 5.3	--	Disclosure Materials
SCHEDULE 5.4	--	Subsidiaries of the Company; Ownership of Subsidiary Stock
SCHEDULE 5.5	--	Financial Statements
SCHEDULE 5.8	--	Certain Litigation
SCHEDULE 5.10	--	Title to Property
SCHEDULE 5.11	--	Licenses, Permits, Etc.
SCHEDULE 5.12	--	ERISA Affiliates, Employee Benefit Plans
SCHEDULE 5.15	--	Existing Debt
SCHEDULE 5.16	--	Foreign Assets Control Regulations

EXHIBIT 1.1(a)	--	Form of 3.10% Series J Senior Guaranteed Note due August 13, 2030
EXHIBIT 1.1(b)	--	Form of 3.20% Series K Senior Guaranteed Note due August 13, 2032
EXHIBIT 1.2	--	Form of Subsidiary Guarantee
EXHIBIT 4.4(a)(i)	--	Form of Opinion of General Counsel to the Company
EXHIBIT 4.4(a)(ii)	--	Form of Opinion of Associate General Counsel to the Company
EXHIBIT 4.4(b)	--	Form of Opinion of Special Counsel for the Purchasers
EXHIBIT 4.11	--	Form of Side Letter
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CURTISS-WRIGHT CORPORATION
CURTISS-WRIGHT CONTROLS, INC.
METAL IMPROVEMENT COMPANY, LLC
CURTISS-WRIGHT FLOW CONTROL CORPORATION
CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC
CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION
CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC

130 Harbour Place Drive, Suite 300
Davidson, NC 28036

3.10% Series J Senior Guaranteed Notes due August 13, 2030
3.20% Series K Senior Guaranteed Notes due August 13, 2032

August 13, 2020

To Each Of The Purchasers Listed In
The Attached Schedule A:

Ladies and Gentlemen:

CURTISS-WRIGHT CORPORATION, a Delaware corporation (together with its successors and assigns, the “Company”), CURTISS-WRIGHT CONTROLS, INC., a Delaware corporation (together with its successors and assigns, “C-W Controls”), METAL IMPROVEMENT COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, “Metal”), CURTISS-WRIGHT FLOW CONTROL CORPORATION, a New York corporation (together with its successors and assigns, “C-W Flow”), CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC, a Delaware limited liability company (together with its successors and assigns, “C-W Flow Control Service”), CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION, a Delaware corporation (together with its successors and assigns, “C-W Electro-Mechanical”) and CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC, a Delaware limited liability company (“C-W Surface” and together with the Company, C-W Controls, Metal, C-W Flow, C-W Flow Control Service and C-W Electro-Mechanical, individually, an “Issuer” and collectively, the “Issuers”), hereby jointly and severally agree with the Purchasers as follows:

1.	AUTHORIZATION OF NOTES; SUBSIDIARY GUARANTEE.

1.1. Authorization of Issue of Notes. The Issuers will authorize the joint and several issuance and sale of (a) $150,000,000 aggregate principal amount of their joint and several 3.10% Series J Senior Guaranteed Notes due August 13, 2030 (including any amendments, restatements or modifications from time to time, the “Series J Notes”) and (b) $150,000,000 aggregate principal amount of their joint and several 3.20% Series K Senior Guaranteed Notes due August 13, 2032 (including any amendments, restatements or modifications from time to time, the “Series K Notes”, and together with the Series J Notes, collectively, the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of this

Agreement). The Series J Notes and the Series K Notes shall be substantially in the form set out in Exhibit 1.1(a) and Exhibit 1.1(b), respectively, with such changes thereto, if any, as may be approved by the Purchasers and the Issuers. Certain capitalized terms used in this Agreement are defined in Schedule B; and, for purposes of this Agreement, the rules of construction set forth in Section 22.5 shall govern.

1.2. Subsidiary Guarantee. The payment of the principal of, interest on, and Make-Whole Amounts, if any, with respect to the Notes and other obligations of the Issuers under this Agreement shall be guaranteed by certain Subsidiaries, as listed on Schedule 1.2, pursuant to a guaranty agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guarantee”) substantially in the form of Exhibit 1.2 hereto.

2.	SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Issuers will issue and sell to each Purchaser and each Purchaser will purchase from the Issuers, at the Closing provided for in Section 3, Notes in the principal amount and in the Series specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3.	CLOSING.

The sale and purchase of the Notes to be purchased by each of Purchaser shall occur at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178, at 10:00 a.m., local time, at a closing (the “Closing”) on August 13, 2020. At the Closing, the Issuers will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note of each Series (or such greater number of Notes of each such denominations of at least $250,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Issuers or their order of immediately available funds in the amount of the purchase price therefor as directed by the Issuers in Schedule 3. If at the Closing the Issuers shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights each such Purchaser may have by reason of such failure or such nonfulfillment.

4.	CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to it at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

4.1.	Representations and Warranties.

The representations and warranties of the Issuers in this Agreement and of the Obligors in the other Financing Documents shall be correct when made and at the Closing.

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4.2.	Performance; No Default; No Change in Control.

Each Issuer shall have performed and complied with all agreements and conditions contained in this Agreement, and the Obligors shall have performed and complied with all agreements and conditions contained in the other Financing Documents, in each case as required to be performed or complied with by it or such Obligor, as the case may be, prior to or at the Closing and immediately after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3.	Compliance Certificates.

(a) Issuers’ Officer’s Certificates. Each of the Issuers shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Subsidiary Guarantors’ Officer’s Certificates. Each of the Subsidiary Guarantors shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that (i) the representations and warranties contained in the Subsidiary Guarantee are true on and as of the Closing with the same effect as if made on that date and (ii) that such Subsidiary Guarantor has performed and complied with all agreements and conditions contained in the Subsidiary Guarantee required to be performed or complied with by such Subsidiary Guarantor prior to or at the Closing

(c) Issuers’ Secretary’s Certificates. Each of the Issuers shall have delivered to such Purchaser a certificate, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate or limited liability company proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

(d) Subsidiary Guarantors’ Secretary’s Certificates. Each of the Subsidiary Guarantors shall have delivered to such Purchaser a certificate, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guarantee by such Subsidiary Guarantor.

4.4.	Opinions of Counsel.

Such Purchaser shall have received opinions in form and substance satisfactory to it, dated the date of the Closing (a) from one or more Associate General Counsel or General Counsel to the Company substantially in the forms set forth in Exhibit 4.4(a)(i) and Exhibit 4.4(a)(ii) and covering such other matters incident to such transactions as the Purchasers or their counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinions to each Purchaser) and (b) from Morgan, Lewis & Bockius LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as the Purchasers may reasonably request.

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4.5.	Purchase Permitted By Applicable Law, etc.

On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which it is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If so requested, such Purchaser shall have received Officer’s Certificates from each Issuer and each Subsidiary Guarantor certifying as to such matters of fact as it may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

4.6.	Sale of Other Notes.

Contemporaneously with the Closing, the Issuers shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

4.7.	Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Issuers shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(c) to the extent reflected in a statement of such counsel rendered to the Issuers at least one Business Day prior to the Closing.

4.8.	Private Placement Number.

A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners (the “NAIC”)) shall have been obtained for each Series of Notes.

4.9.	Changes in Corporate Structure.

Except as specified in Schedule 4.9, no Obligor shall have changed its jurisdiction of incorporation or organization or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.	Subsidiary Guarantee.

Each Subsidiary Guarantor shall have duly executed and delivered to the Purchasers the Subsidiary Guarantee and such Subsidiary Guarantee shall be in full force and effect.

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4.11.	Side Letter.

Each of the Issuers and each of the Purchasers shall have duly executed and delivered a side letter substantially in the form of Exhibit 4.11 hereto (as amended, restated or otherwise modified from time to time, the “Side Letter”), and the Side Letter shall be in full force and effect.

4.12.	Funding Instructions.

At least three Business Days prior to the date of the Closing, such Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Schedule 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

4.13.	Offeree Letters.

Each of BofA Securities, Inc. and J.P. Morgan Securities LLC shall have delivered to each Issuer, their counsel, each of the Purchasers and the Purchasers’ special counsel an offeree letter, each in form and substance satisfactory to each Purchaser and the Issuers, confirming the manner of the offering of the Notes by BofA Securities, Inc. and J.P. Morgan Securities LLC (or confirmation that it did not participate in the marketing of the Notes).

4.14.	Proceedings and Documents.

All corporate and limited liability company, as applicable, and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or its counsel may reasonably request.

5.	REPRESENTATIONS AND WARRANTIES OF THE ISSUERS

Each of the Issuers jointly and severally represents and warrants to each Purchaser that:

5.1.	Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Documents to which it is a party and to perform the provisions hereof and thereof.

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5.2.	Authorization, etc.

(a) This Agreement and the Notes have been duly authorized by all necessary corporate or limited liability company, as applicable, action on the part of each Issuer, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Issuer enforceable against such Issuer in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The Subsidiary Guarantee has been duly authorized by all necessary corporate action on the part of each Subsidiary Guarantor, and the Subsidiary Guarantee constitutes a legal, valid and binding obligation of each Subsidiary Guarantor enforceable against each Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.	Disclosure.

The Company, through its agents, BofA Securities, Inc. and J.P. Morgan Securities LLC , has delivered to each Purchaser a copy of an Investor Presentation, dated May 2020 (the “Presentation”), relating to the transactions contemplated hereby. Except as disclosed in Schedule 5.3, this Agreement, the Presentation, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided that, with respect to management projections or guidance or forward looking statements, the Issuers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time, it being recognized by the Purchasers that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. Except as disclosed in the Presentation or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 2019, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

5.4.	Organization and Ownership of Shares of Subsidiaries.

(a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name

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thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or formation, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and to execute and deliver the Financing Documents to which it is a party, and to perform the provisions hereof and thereof.

(d) No Subsidiary is a party or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to any Obligor or any of such Obligor’s Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.	Financial Statements.

The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of footnotes).

5.6.	Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by each of the Issuers and each Subsidiary Guarantor, as the case may be, of this Agreement, the Notes and the Subsidiary Guarantee will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation

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of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, operating agreement or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7.	Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by (a) the Issuers of this Agreement or the Notes and (b) each Subsidiary Guarantor of the Subsidiary Guarantee, except that the Issuers may, at their option, file a notice on Form D with the Securities and Exchange Commission.

5.8.	Litigation; Observance of Statutes and Orders.

(a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws and any of the laws and regulations referred to in Section 5.16) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9.	Taxes.

The Issuers and their Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the affected Issuer or Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Issuers and their Subsidiaries which have filed a Federal income tax return or were included in a consolidated Federal income tax return have been determined by the

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Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 2016.

5.10.	Title to Property; Leases.

Except as disclosed on Schedule 5.10, each of the Issuers and their Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by any of the Issuers or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11.	Licenses, Permits, etc.

Except as disclosed in Schedule 5.11, each of the Issuers and their Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, and, to the knowledge of the Issuers, none of such licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights with respect thereto conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

5.12.	Compliance with ERISA.

(a) Each Issuer and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the Issuers nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by any of the Issuers or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of any of the Issuers or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 430 or section 436 of the Code or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $100,000,000 in the aggregate for all such Plans.

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The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) None of the Issuers or their ERISA Affiliates has incurred withdrawal liabilities (and none is subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Issuers in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of the Purchasers’ representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(f) Schedule 5.12 sets forth all ERISA Affiliates and all “employee benefit plans” maintained by the Issuers (or any “affiliate” thereof) or in respect of which the Notes could constitute an “employer security” (“employee benefit plan” has the meaning specified in section 3 of ERISA, “affiliate” has the meaning specified in section 407(d) of ERISA and section V of the Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, August 12, 1995) and “employer security” has the meaning specified in section 407(d) of ERISA).

(g) No Issuer or any of its Subsidiaries has any Non-U.S. Plans.

5.13.	Private Offering by the Issuers.

None of the Issuers nor anyone acting on behalf of any of them has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 35 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the Notes at a private sale for investment. None of the Issuers nor anyone acting on behalf of any of them has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act. The representations and warranties of the Issuers in the second sentence of this Section 5.13 are made in reliance upon and subject to the accuracy and completeness of the Purchasers’ representations and warranties set forth in Section 6.1.

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5.14.	Use of Proceeds; Margin Regulations.

The Issuers will apply the proceeds of the sale of the Notes for general corporate purposes of the Issuers and their Subsidiaries, including repaying existing indebtedness of the Issuers and their Subsidiaries and acquisitions. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve any Issuer in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated assets of the Issuers and their Subsidiaries and the Issuers do not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15.	Existing Debt.

Except as described therein, Schedule 5.15 sets forth a complete and correct list of each issue of Debt of the Issuers and their Subsidiaries the outstanding principal amount of which exceeds $15,000,000 as of June 30, 2020, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of such Debt of the Issuers or their Subsidiaries. The aggregate amount of all outstanding Debt of the Issuers and their Subsidiaries not set forth in Schedule 5.15 does not exceed $75,000,000. None of the Issuers nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of such Issuer or such Subsidiary and no event or condition exists with respect to any Debt of any such Issuer or such Subsidiary the outstanding principal amount of which exceeds $15,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16.	Foreign Assets Control Regulations, etc.

(a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b) Except as disclosed on Schedule 5.16, neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

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(i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or, to the Company’s knowledge, indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii) will be used, directly or, to the Company’s knowledge, indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii) will be used, directly or, to the Company’s knowledge, indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

5.17.	Status under Certain Statutes.

No Issuer or any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

5.18.	Pari Passu Ranking.

The Obligors’ obligations under the Financing Documents to which they are a party will, upon issuance of the Notes, rank at least pari passu, without preference or priority, with all of their respective other outstanding unsecured and unsubordinated obligations, except for those obligations that are mandatorily afforded priority by operation of law.

6.	REPRESENTATIONS OF THE PURCHASERS.

6.1.	Purchase for Investment.

Each Purchaser represents, as of the date hereof, that it (a) is an “accredited investor” as defined in Rule 501 (a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”); (b) has received and reviewed the Presentation; (c) has relied upon the Presentation and the representations and warranties of the Issuers set forth herein in making a decision to purchase the Notes and has a full understanding and appreciation of the

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risks inherent in such an investment, (d) together with its attorneys, accountants and other representatives and advisers, if any (i) has been given an opportunity to ask, and has to the extent such Purchaser considered necessary, asked questions of, and has received answers from, officers of the Issuers concerning the terms and conditions of the offering and sale of Notes and the affairs of the Issuers and their proposed activities and (ii) has been given or afforded access to all documents, records, books and additional information which such Purchaser has requested regarding such matters (provided that it is understood that no information obtained by any Purchaser in any manner indicated in this clause (d) in any way limits the scope and substance of the representations and warranties made by the Issuers set forth in this Agreement upon which each Purchaser may rely in full regardless of any such information) and (e) is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds over which such Purchaser has investment discretion and not with a view to the distribution thereof (except for any transfer of the Notes effected pursuant to an applicable exemption from the registration requirements of the Securities Act), provided that the disposition of it or its property shall at all times be within its or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuers are not required to register the Notes.

6.2.	Source of Funds.

Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

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(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d) of the INHAM Exemption) owns a 10% or more interest in any of the Issuers and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to such Issuer in writing pursuant to this paragraph (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuers in writing pursuant to this paragraph (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

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If any Purchaser or any subsequent transferee of the Notes notifies any of the Issuers in writing that such Purchaser or such transferee is relying on any representation contained in paragraphs (c), (d), (e), or (g) above, such Issuer shall deliver on the date of the Closing and on the date of any applicable transfer, a certificate, which shall either state that (i) it is neither a “party in interest” (as defined in Title I, section 3(14) of ERISA) nor a “disqualified person” (as defined in section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (c), (e) or (g) above, or (ii) with respect to any plan identified pursuant to paragraph (d) above, neither it nor any “affiliate” (as defined in section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (d) above or to negotiate the terms of said QPAM’s management agreement on behalf of any such identified plan. As used in this Section 6.2, the terms “employee benefit plan” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA. Each of the representations of the Purchasers made in this Section 6.2 are also for the benefit of the Subsidiary Guarantors.

7.	INFORMATION AS TO COMPANY.

7.1.	Financial and Business Information.

The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated unaudited balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated unaudited statements of income and cash flows of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting (together with the footnotes thereto), in all material respects, the consolidated financial position of the companies being reported on and their consolidated results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

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(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements (together with the footnotes thereto) present fairly, in all material respects, the consolidated financial position of the companies being reported upon and their consolidated results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report (including without limitation, the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission; provided that to the extent information in paragraph (a) through (c) is filed with the Securities and Exchange Commission, in electronic form, the Company will promptly provide the information electronically to the holders of the Notes at such time;

(d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer having knowledge of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action an Issuer or Subsidiary Guarantor is taking or proposes to take with respect thereto;

(e) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer has knowledge of any of the following, a written notice setting forth the nature thereof and the action, if any, that an Issuer, a Subsidiary Guarantor or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof, or

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(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Issuer, a Subsidiary Guarantor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by an Issuer, a Subsidiary Guarantor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of any Issuer, any Subsidiary Guarantor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

(f) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any of its Subsidiaries or relating to the ability of any Obligor to perform its obligations under the Financing Documents to which it is a party as from time to time may be reasonably requested by any such holder of Notes.

7.2.	Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a) Covenant Compliance – (i) the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.3 through 10.7, inclusive, Section 10.9 and any Additional Provision, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence), and (ii) a reconciliation of the treatment of leases which are or would be deemed by GAAP as in effect prior to January 1, 2019 to be treated as operating leases, in form and substance reasonably satisfactory to the Required Holders. In addition, in the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.4) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and

(b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review

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of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.	Inspection.

The Issuers shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the applicable Issuer: (i) to visit the principal executive office of such Issuer, to discuss the affairs, finances and accounts of such Issuer and its Subsidiaries with such Issuer’s officers, and (ii) with the consent of such Issuer (which consent will not be unreasonably withheld) to visit the other offices and properties of such Issuer and each of its Subsidiaries, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default -- if a Default or Event of Default then exists, at the expense of the Issuers to visit and inspect any of the offices or properties of any Issuer or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision each Issuer authorizes said accountants to discuss the affairs, finances and accounts of the Issuers and their Subsidiaries), all at such times and as often as may be requested.

7.4.	Electronic Delivery.

Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(a) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each holder of a Note by e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Obligors; or

(b) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are timely posted by or on behalf

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of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20); provided further, that in the case of clause (b), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

8.	PREPAYMENT OF THE NOTES.

8.1.	Required Prepayments.

The outstanding principal amount, if any, of the Notes shall be repaid by the Issuers, at par and without payment of the Make-Whole Amount or any premium, on the stated maturity date thereof.

8.2.	Optional Prepayments with Make-Whole Amount.

The Issuers may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any Series (but if in part, in an amount not less than $5,000,000 or such lesser amount as shall then be outstanding), at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount; provided, however, that the Issuers may prepay all or any part of any Series (rather than all or any part of all Series) of Notes only so long as no Default or Event of Default shall have occurred and be continuing. The Issuers will give each holder of such Series of Notes written notice of each optional prepayment of such Series under this Section 8.2 not less than 15 days and not more than 60 days prior to the date fixed for such prepayment unless the Issuers and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date, the aggregate principal amount and Series of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.5), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Issuers shall deliver to each holder of such Series of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.	Prepayment of Notes Upon Change in Control.

(a) Notice of Change in Control or Control Event. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or

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Control Event to each holder of Notes. In the case of a Control Event, following the delivery of such notice, the Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 20 days prior to such action, the Company has given to each holder written notice containing and constituting an offer to prepay the Notes as described in subparagraph (b) of this Section 8.3, together with the certificate described in subparagraph (f) of this Section 8.3, and (ii) contemporaneously with such consummation of such Change in Control, the Issuers prepay all of the Notes required to prepaid in accordance with this Section 8.3. In the case that a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.3 and shall be accompanied by the certificate described in subparagraph (f) of this Section 8.3.

(b) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Change in Control Proposed Prepayment Date”). If such Change in Control Proposed Prepayment Date is in connection with an offer contemplated by the last sentence of clause (a) of this Section 8.3, then such Change in Control Proposed Prepayment Date shall be a date specified in such offer provided that such date is not less than 20 days and not more than 60 days after the date of such offer (if the Change in Control Proposed Prepayment Date shall not be specified in such offer, the Change in Control Proposed Prepayment Date shall be the Business Day nearest to the 30th day after the date of such offer).

(c) Acceptance; Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a written notice of such acceptance to be delivered to the Company at least 10 Business Days prior to the Change in Control Proposed Prepayment Date (a “Change in Control Offer Response Date”). A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3 by the Change in Control Offer Response Date shall be deemed to constitute a rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the Change in Control Prepayment Date. Each prepayment of Notes pursuant to this Section 8.3 shall be made on the Change in Control Prepayment Date, except as provided in clause (e) of this Section 8.3.

(e) Deferral Pending Change in Control. The obligation of the Issuers to prepay Notes pursuant to the offers required by the second sentence in clause (a) of this Section 8.3 and accepted in accordance with clause (c) of this Section 8.3 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Change in Control Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on the date on which, such Change in Control occurs.

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The Issuers shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur and (iii) any determination by the Issuers that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change in Control shall be deemed rescinded).

(f) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the proposed Change in Control Prepayment Date; (ii) that such offer is made pursuant to this Section 8.3; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid as of the Change in Control Prepayment Date; (v) that the conditions of this Section 8.3 have been fulfilled; and (vi) in reasonable detail, the nature and date of the Change in Control.

(g) “Change in Control” Defined. A “Change in Control” shall occur if any Person or group of Persons acting in concert, together with Affiliates thereof, shall in the aggregate, directly or indirectly, control or own (beneficially or otherwise) more than 50% of the issued and outstanding Voting Stock of the Company at any time after the date of this Agreement or shall otherwise have the ability to elect a majority of the members of the board of directors of the Company.

(h) “Control Event” Defined. “Control Event” means: (i) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control, or (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control.

8.4.	Offer to Prepay upon the Sale of Certain Assets.

(a) Notice and Offer. In the event of any Debt Prepayment Application under Section 10.3, the Obligors will, within 10 days of the occurrence of the Transfer (a “Debt Prepayment Transfer”) in respect of which an offer to prepay the Notes is being made to comply with the provisions for a Debt Prepayment Application (as set forth in the definition thereof), give written notice of such Debt Prepayment Transfer to each holder of Notes. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer (the “Transfer Prepayment Offer”) to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder’s Ratable Portion of the Net Proceeds in respect of such Debt Prepayment Transfer on a date specified in such notice (the “Transfer Prepayment Date”) that is not less than 30 days and not more than 60 days after the date of such notice, together with interest on the amount to be so prepaid accrued to the Transfer Prepayment Date. If the Transfer Prepayment Date shall not be specified in such notice, the Transfer Prepayment Date shall be the 40th day after the date of such notice.

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(b) Acceptance and Payment. To accept such Transfer Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than 20 days after the date of such written notice from the Obligors, provided, that failure to accept such offer in writing within 20 days after the date of such written notice shall be deemed to constitute a rejection of the Prepayment Offer. If so accepted by any holder of a Note, such offered prepayment (equal to not less than such holder’s Ratable Portion of the Net Proceeds in respect of such Debt Prepayment Transfer) shall be due and payable on the Transfer Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes being so prepaid, together with interest on such principal amount then being prepaid accrued to the Transfer Prepayment Date.

(c) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.4 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying (i) the Transfer Prepayment Date, (ii) the Net Proceeds in respect of the applicable Debt Prepayment Transfer, (iii) that such offer is being made pursuant to Section 8.4 and Section 10.3, (iv) the principal amount of each Note offered to be prepaid, (v) the interest that would be due on each Note offered to be prepaid, accrued to the Transfer Prepayment Date and (vi) in reasonable detail, the nature of the Transfer giving rise to such Debt Prepayment Transfer and certifying that no Default or Event of Default exists or would exist after giving effect to the prepayment contemplated by such offer.

8.5.	Allocation of Partial Prepayments.

In the case of each partial prepayment of Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated (a) in the case of a partial prepayment of any Series of Notes, among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment so long as no Default or Event of Default shall have occurred and be continuing and (ii) in the case of a partial prepayment of all of the Notes outstanding, without regard to Series, in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.6.	Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Issuers shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuers and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

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8.7.	Purchase of Notes.

No Issuer will, nor will any Issuer permit any Subsidiary or Affiliate it controls to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any Series of the outstanding Notes except (a) upon the payment or prepayment of such Series of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase any outstanding Notes of such Series made by the Issuer or an Affiliate pro rata to the holders of all Notes of such Series at the time outstanding upon the same terms and conditions; provided that the Issuers may only make an offer to purchase an individual Series of Notes (rather than all Notes) so long as no Default or Event of Default shall have occurred and be continuing. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 15% of the principal amount of the Notes of such Series then outstanding accept such offer, the Issuers shall promptly notify the remaining holders of such Series of Notes of such fact and the expiration date for the acceptance by holders of such Series of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Issuers will promptly cancel all Notes acquired by any of them or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.8.	Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any Note of any Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note of such Series over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note of any Series, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note of any Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series of Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on -the -run U.S. Treasury securities (“Reported”) having a maturity equal to the

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Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note of any Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes of such Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note of any Series, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

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In the event that the Issuers shall incorrectly compute any Make-Whole Amount payable in connection with any Note to be prepaid, no Issuer nor any holder of any Note shall be bound by such incorrect computation, but instead, shall be entitled to receive an amount equal to the correct Make-Whole Amount (or a refund, in the case of the Issuers), as the case may be, computed in compliance with the terms of this Agreement.

9.	AFFIRMATIVE COVENANTS.

Each of the Issuers covenants that so long as any of the Notes are outstanding:

9.1.	Compliance with Law.

Each of the Issuers will and will cause each of their Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws and the laws and regulations referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

9.2.	Insurance.

Each of the Issuers will and will cause each of their Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.	Maintenance of Properties.

Each of the Issuers will and will cause each of their Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any Issuer or any of its Subsidiaries from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Issuers have concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.

9.4.	Payment of Taxes.

Each of the Issuers will and will cause each of their Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental

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charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent and claims for which sums have become due and payable that have or might become a Lien on properties or assets of any Issuer or any Subsidiary, provided that none of the Issuers or any of their Subsidiaries need pay any such tax or assessment or claim if (a) the amount, applicability or validity thereof is contested by such Issuer or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Issuer or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Issuer or such Subsidiary or (b) the nonpayment of all such taxes, assessments and claims in the aggregate would not reasonably be expected to have a Material Adverse Effect.

9.5.	Corporate Existence, etc.

Subject to Section 10.2, each of the Issuers will at all times preserve and keep in full force and effect its corporate or limited liability company, as applicable, existence. Subject to Sections 10.2 and 10.3, each of the Issuers will at all times preserve and keep in full force and effect the corporate or limited liability company, as applicable, existence of each of its Subsidiaries (unless merged into the Company or another Subsidiary) and all rights and franchises of the Issuers and their Subsidiaries unless, in the good faith judgment of such Issuer, the termination of or failure to preserve and keep in full force and effect such corporate or limited liability company, as applicable, existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

9.6.	Additional Subsidiary Guarantors.

The Company will cause (a) each Subsidiary which is or becomes a Material Subsidiary (other than an Issuer) or which is designated by the Company as a “Material Subsidiary” pursuant to Section 10.9 and (b) each entity that guarantees or becomes obligated with respect to the obligations of the Company or any other Subsidiary under any Principal Credit Facility, in each case, to become a Subsidiary Guarantor (provided, that with respect to clause (a) only, any such Subsidiary which is a Foreign Subsidiary will not be required to become a Subsidiary Guarantor if becoming a Subsidiary Guarantor would result in adverse tax consequences to the Company and its Subsidiaries) and concurrently therewith deliver to each holder of a Note:

(i) an executed Subsidiary Guarantee Accession Agreement (as defined in the Subsidiary Guarantee);

(ii) a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, 5.7 and 5.18 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guarantee Accession Agreement rather than the Company);

(iii) all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of

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such Subsidiary Guarantee Accession Agreement and the performance by such Subsidiary of its obligations thereunder and the Subsidiary Guarantee; and

(iv) an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Subsidiary Guarantee Accession Agreement as the Required Holders may reasonably request.

(c) At the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor may be discharged from all of its obligations and liabilities under its Subsidiary Guarantee and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Principal Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guarantee) under such Principal Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under such Subsidiary Guarantee, (iv) if in connection with such Subsidiary Guarantor being released and discharged under any Principal Credit Facility, any fee or other form of consideration is given to any holder of Indebtedness under such Principal Credit Facility for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) through (iv). In the event of any such release, for purposes of Section 10.5, all Indebtedness of such Subsidiary shall be deemed to have been incurred concurrently with such release.

9.7.	Most Favored Lender.

(a) If at any time any Principal Credit Facility includes any Net Worth Financial Covenant whether (i) in an existing Principal Credit Facility, (ii) as a new provision in a new or existing Principal Credit Facility or (iii) by way of amendment or other modification of an existing provision (or any defined term used therein), in each case, not included in this Agreement or that would be more beneficial to the holders of the Notes than any analogous provision included in this Agreement (any such Net Worth Financial Covenant, an “Additional Provision”), then the Issuers will, within three Business Days after the inclusion of such Additional Provision in such Principal Credit Facility, deliver written notice thereof to each holder of a Note. Such notice shall be signed by a Responsible Officer and shall refer to the provisions of this Section 9.7 and shall set forth a verbatim statement of such Additional Provision and any defined terms used therein, and related explanatory calculations, as applicable. Thereupon, unless waived in writing by the Required Holders within three Business Days after receipt of such notice by the holders of the Notes, such Additional Provision (and any related definitions) will be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, without any further action required on the part of any Person, effective as of the date that such Additional Provision became effective under such Principal Credit Facility. Thereafter, upon the request of any holder of a Note, the Issuers will, at their expense, enter into any additional agreement or

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amendment to this Agreement reasonably requested by such holder evidencing any of the foregoing.

(b) So long as no Default or Event of Default has occurred and is continuing:

(i) if any Additional Provision incorporated into this Agreement pursuant to this Section 9.7 is amended or otherwise modified in each relevant Principal Credit Facility with the effect that such Additional Provision is made less restrictive or otherwise less onerous on the Issuers and their Subsidiaries, then such Additional Provision will be deemed so amended in this Agreement, without any further action required on the part of any Person, effective as of the date of such amendment or modification in each relevant Principal Credit Facility,

(ii) if any Additional Provision incorporated into this Agreement pursuant to this Section 9.7 is removed from each relevant Principal Credit Facility, then such Additional Provision will be deemed removed from this Agreement, without any further action required on the part of any Person, effective as of the date of such removal from each relevant Principal Credit Facility, and

(iii) if each Principal Credit Facility including an Additional Provision incorporated into this Agreement pursuant to this Section 9.7 is terminated and no amounts are outstanding thereunder, then such Additional Provision will be deemed removed from this Agreement, without any further action required on the part of any Person, effective as of the date of such termination, provided that (x) except as provided in Section 17, this Agreement shall not be amended to remove any covenant, undertaking, event of default, restriction or other provision included in this Agreement (other than any Additional Provision included in this Agreement by operation of Section 9.7(a)) or to make any such provision less restrictive on the Issuers and their Subsidiaries, and (y) if any creditor or agent under any Principal Credit Facility is provided any consideration for the amendment or other modification of such Principal Credit Facility, then the holders of Notes shall (concurrently with the provision of such consideration to such creditor or agent) be provided with equivalent consideration on a pro rata basis, and no such amendment, modification or removal of such Additional Provision in or from this Agreement shall be effective unless and until such equivalent consideration is provided to the holders of Notes.

10.	NEGATIVE COVENANTS.

Each of the Issuers covenants that so long as any of the Notes are outstanding.

10.1.	Transactions with Affiliates.

No Issuer will, and no Issuer will permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to

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the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s length transaction with a Person not an Affiliate.

10.2.	Mergers and Consolidations.

No Issuer will, nor will it permit any Subsidiary Guarantor to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person (including, in each case, pursuant to a Delaware LLC Division) unless:

(a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of such Issuer or such Subsidiary Guarantor, as the case may be (the “Successor Corporation”), shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and (i) except for any such transaction involving only Issuers and/or only Subsidiary Guarantors or any such transaction where an Issuer and/or Subsidiary Guarantor is the Successor Corporation of any such transaction, such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of such Obligor under the applicable Financing Documents in form and substance satisfactory to the Required Holders and (ii) shall have caused to be delivered to each holder of any Notes an opinion reasonably satisfactory to the Required Holders of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their respective terms (except as such enforceability may be limited by (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (y) general principles of equity) and comply with the terms hereof; and

(b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and the Company shall have delivered to each holder of the Notes computations evidencing, on a pro forma basis, as if such transaction had occurred the day before the last day of the most recently ended fiscal quarter, compliance (on consolidated basis) with Section 10.3, Section 10.4, Section 10.5, Section 10.6, Section 10.7 and Section 10.9.

No such conveyance, transfer, sale or lease of all or substantially all of the assets of any Obligor shall have the effect of releasing such Obligor or any Successor Corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under (x) this Agreement or the Notes (in the case of the Issuers) or (y) the Subsidiary Guarantee (in the case of any Subsidiary Guarantor), unless, in the case of the conveyance, transfer or lease of substantially all of the assets of a Subsidiary Guarantor, such Subsidiary Guarantor is released

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from its Subsidiary Guarantee in accordance with Section 9.6(c) in connection with or immediately following such conveyance, transfer, sale or lease.

10.3.	Sale of Assets.

No Issuer will nor will any Issuer permit any Subsidiary to make any Asset Disposition unless:

(a) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary;

(b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

(c) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring during the 365 consecutive day period ending on and including the date of such Asset Disposition would not exceed 10% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal quarter of the Company.

If the Net Proceeds arising from any Transfer are applied to a Debt Prepayment Application or a Property Reinvestment Application within 365 days after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (c) of this Section 10.3 as of any date, shall be deemed not to be an Asset Disposition as of the date of such application.

10.4.	Limitation on Consolidated Debt.

The Company will not permit the ratio of Consolidated Debt to Consolidated Total Capitalization, in each case as of the last day of each fiscal quarter of the Company, to be greater than 0.60 to 1.00.

10.5.	Limitation on Priority Debt.

The Company will not at any time permit Priority Debt to exceed 25% of Consolidated Net Worth (determined as of the last day of the most recently ended fiscal quarter of the Company).

10.6.	Consolidated Interest Coverage Ratio.

The Company will not permit, as of the end of any fiscal quarter, the ratio of (a) Consolidated EBITDA for the period of the immediately preceding four full fiscal quarters of the Company ending on such date to (b) Consolidated Interest Charges for such period ending on such date, to be less than 3.00 to 1.00.

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10.7.	Limitation on Liens.

No Issuer will, nor will any Issuer permit any Subsidiary to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any property or assets (including, without limitation, any document or instrument in respect of goods or accounts receivable) of any Issuer or any Subsidiary whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits except for the following:

(a) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by Section 9.4;

(c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business or the ownership of properties and assets (i) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

(d) Liens resulting from judgments, unless such judgments are not, within 90 days, discharged or stayed pending appeal, or shall not have been discharged within 90 days after the expiration of any such stay;

(e) Liens on property or assets of any Issuer securing Debt of a Subsidiary owed to the Company or to a Wholly-Owned Subsidiary;

(f) Liens in existence on the date hereof and securing the Debt of the Company and its Subsidiaries as set forth in Schedule 5.15;

(g) minor survey exceptions and the like which do not materially detract from the value of such property;

(h) Leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ownership of property or assets or the ordinary conduct of any Issuer’s or any of its Subsidiaries’ businesses, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

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(i) Liens securing any obligations of a Person existing at the time such Person becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary or Liens on an asset existing at the time such asset shall have first been acquired by the Company or any Subsidiary, provided that (i) such Liens shall not extend to or cover any property other than the property subject to such Liens immediately prior to such time, (ii) such Liens shall not have been created in contemplation of such merger, consolidation or acquisition or such Person becoming a Subsidiary, and (iii) the principal amount of the obligations secured by such Liens is not increased after such time;

(j) any Lien created on tangible personal property (or any improvement thereon) to secure all or any part of the purchase price or cost of construction, improvement or development of such tangible personal property (or any improvement thereon), or to secure Debt incurred or assumed to pay all or any part of the purchase price or the cost of construction of tangible personal property (or any improvement thereon) acquired or constructed by the Company or any Subsidiary after the date hereof, provided that

(i) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (A) the cost to the Company or such Subsidiary of the property (or improvement thereon) so acquired or constructed and (B) the Fair Market Value (as determined in good faith by a Responsible Officer of such Person) of such property and any improvements thereon at the time of such acquisition or construction;

(ii) each such Lien shall extend solely to the item or items of property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon); and

(iii) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such property (or improvement thereon);

(k) any Lien renewing, extending or refunding Liens permitted by paragraphs (i) and (j) of this Section 10.7, provided that (i) the principal amount of the Debt secured by such Lien immediately prior to such renewal, extension or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal, or refunding, no Default or Event of Default would exist;

(l) customary rights of setoff upon deposit accounts and securities accounts of cash in favor of banks or other depository institutions and securities intermediaries; provided that (i) such deposit account or securities account is not a dedicated cash or securities collateral account and is not subject to restrictions against access by the Company or any of its Subsidiaries owning the affected

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deposit or securities account or other funds maintained with a creditor depository institution, and (ii) such deposit account or securities account does not provide collateral to the depository institution or securities intermediary;

(m)  Liens arising under cash management pooling arrangements entered into in the ordinary course of business; and

(n) Liens not otherwise permitted by subsections (a) through (m) above, provided that Priority Debt shall not at any time exceed 25% of Consolidated Net Worth (determined as of the end of the most recently ended fiscal quarter of the Company for which financial statements have been provided), provided, further, notwithstanding the foregoing, that no Lien created pursuant this Section 10.7(n) shall secure Debt owing under any Principal Credit Facility unless and until the Notes are equally and ratably secured by all property subject to such Lien, in each case pursuant to documentation reasonably satisfactory to the Required Holders.

10.8.	Nature of Business.

No Issuer will, nor will any Issuer permit any Subsidiary to, engage to any substantial extent in any business, if as a result, when taken as a whole together with the other Issuers and their Subsidiaries, the general nature of their businesses would be substantially changed from the general nature of their businesses engaged in on the date hereof as described in the Presentation.

10.9.	Material Subsidiaries.

The Company will not permit the total assets of all Material Subsidiaries and the Company to be less than 85% of the Consolidated Total Assets as of the end of the most recently completed fiscal quarter for which financial information is available, determined in accordance with GAAP; provided, that the Company shall have the right to designate any of its Subsidiaries that is not then a Material Subsidiary as a Material Subsidiary (regardless of whether it meets the requirements set forth in the definition of such term) in order to comply with the provisions set forth in this Section, so long as such designation is made no later than the last day for delivery of a compliance certificate pursuant to Section 7.2(a) for the fiscal quarter for which such designation is made.

10.10.	Terrorism Sanctions Regulations.

The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or, to the knowledge of the Company, indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

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11.	EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) any Issuer defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) any Issuer defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) any Issuer defaults in the performance of or compliance with any term contained in Section 9.6, Section 10 or any Additional Provision and such default is not remedied within five Business Days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (c) of Section 11); or

(d) any Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) or in any other Financing Document and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of such Obligor in any Financing Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) any Issuer or any Material Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $50,000,000 beyond any period of grace provided with respect thereto, or (ii) any Issuer or any Material Subsidiary is in default in the performance of or compliance with any term (including, without limitation, any Financial Covenant) of any evidence of any Debt in an aggregate outstanding principal amount of at least $50,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or, solely with respect to a default in the performance of or compliance with any Financial Covenant, one or more Persons are entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment; or

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(g) any Issuer or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate or similar action for the purpose of any of the foregoing; or

(h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any Issuer or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Issuer or any Material Subsidiary, or any such petition shall be filed against any Issuer or any Material Subsidiary and such petition shall not be dismissed within 90 days; or

(i) a final judgment or judgments for the payment of money aggregating in excess of $50,000,000 are rendered against one or more of the Issuers and any of their Material Subsidiaries and which judgments are not (i) covered by independent third-party insurance as to which the insurer does not dispute coverage or (ii) within 90 days after entry thereof, bonded, discharged, vacated, paid and satisfied in full or stayed pending appeal, or are not discharged, vacated or paid and satisfied within 90 days after the expiration of such stay; or

(j) [Intentionally Omitted]; or

(k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Issuers or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) there is any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA, (iv) the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, (v) any Issuer, any Material Subsidiary or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee

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benefit plans, or (vi) any Issuer or any ERISA Affiliate withdraws from any Multiemployer Plan, (vii) any Issuer or any Material Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of such Issuer or any Material Subsidiary thereunder, (viii) any Issuer or any Material Subsidiary fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up, or (ix) any Issuer or any Material Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (ix) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

(l) any Subsidiary Guarantee shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of any Subsidiary Guarantee, or the obligations of any Subsidiary Guarantor under any Subsidiary Guarantee are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Subsidiary Guarantee.

As used in this Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.	REMEDIES ON DEFAULT, ETC.

12.1.	Acceleration.

(a) If an Event of Default with respect to any Issuer described in Section 11(g) or 11(h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or 11(b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount

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determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each of the Issuers acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuers (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuers in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.	Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, in any Note or in the Subsidiary Guarantee, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.	Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes of any Series, at the Default Rate for such Series, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.	No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, the Subsidiary Guarantee or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Issuers under Section 15, the Issuers will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

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13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.	Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.	Transfer and Exchange of Notes.

Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18) for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days the Issuers shall execute and deliver, at the Issuers’ expense (except as provided below), one or more new Notes of such Series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note and each bearing the same legend as appears on the surrendered Note provided, however, that the Company shall not be required to execute any new Note, or register the transfer of any Note, to a transferee who is a Competitor of any Obligor. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of such Note for such Series as set forth in Exhibit 1.1(a) or Exhibit 1.1(b), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuers may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $250,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $250,000. Each holder that transfers Notes shall be deemed to have represented and warranted to the Issuers that such transfer has been effected in compliance with applicable securities laws. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6 hereof and shall have agreed to abide by the provisions of Section 20 hereof.

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13.3.	Replacement of Notes.

Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of an executed certificate of loss including an indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within 10 Business Days, the Issuers at their own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon, bearing the same legend as appears on such lost, stolen, destroyed or mutilated Note.

14.	PAYMENTS ON NOTES.

14.1.	Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Parsippany, New Jersey at the principal office of the Company in such jurisdiction. The Issuers may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in the United States or the principal office of a bank or trust company in the United States.

14.2.	Home Office Payment.

So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Issuers will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose opposite such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Issuers in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuers made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Issuers pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date

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to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Issuers will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by such Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

14.3.	Status of Purchasers.

(a) Any Purchaser or holder of Notes that is a “United States person” within the meaning of § 7701(a)(30) of the Code shall deliver to the Company copies of executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable laws and reasonably requested by the Company as will enable the Company to determine whether or not such Purchaser or holder of Notes is subject to backup withholding or information reporting requirements under the Code.

(b) Each Purchaser or holder of Notes that is not a “United States person” within the meaning of § 7701(a)(30) of the Code (a “foreign Purchaser”) and that is entitled to an exemption from or reduction of any United States withholding tax (including each participant that acquired a participation from a foreign Purchaser) shall deliver to the Company (or, in the case of a participant, to the Purchaser or holder of Notes from which the related participation shall have been purchased) in such number of copies as shall be reasonably requested by the recipient on or prior to the date on which such foreign Purchaser becomes a holder of a Note (or on or prior to the date on which such participant acquires its participation from a Purchaser or a holder of Notes) (and from time to time thereafter upon the reasonable request of the Company or when a lapse in time or a change in circumstance renders the prior certificates obsolete), but only if such foreign Purchaser is legally entitled to do so, whichever of the following is applicable:

(i) executed originals of Internal Revenue Service Form W 8BEN, W 8ECI or W 8IMY and any required supporting documentation (or any successor or other applicable form prescribed by the IRS certifying as to such Purchaser’s or such holder’s entitlement to a reduction of or complete exemption from United States withholding tax),

(ii) in the case of a foreign Purchaser claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such foreign Purchaser is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “ten percent shareholder” of the Company within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) executed originals of Internal Revenue Service Form W-8BEN, or

(iii) executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal

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withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Company to determine the withholding or deduction required to be made.

(c) If a payment made to a Purchaser or holder of Notes hereunder would be subject to U.S. federal withholding Tax imposed by FATCA if such Purchaser or such holder of Notes were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Purchaser or such holder of Notes shall deliver to the Company, at the time or times prescribed by law and at such time or times reasonably requested by the Company, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company as may be necessary for the Company to comply with its obligations under FATCA, to determine that such Purchaser or holder of Notes has or has not complied with such Purchaser’s or such holder’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

(d) Each Purchaser and each holder of Notes shall promptly notify the Company of any change in circumstances which would modify or render invalid any such claimed exemption or reduction.

15.	EXPENSES, ETC.

15.1.	Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Issuers will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Subsidiary Guarantee or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Subsidiary Guarantee or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Subsidiary Guarantee or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes and the Subsidiary Guarantee, provided, however, that the Issuers shall only be liable under this Section 15.1 for the reasonable attorney’s fees of a single special counsel and, if reasonably required, a single local counsel in each jurisdiction where any Issuer or Subsidiary Guarantor conducts business, in each case acting on behalf of the holders of Notes as a group, unless, in the reasonable judgment of any holder of Notes a conflict exists between such holder of Notes and any other holder of Notes, in which event the Issuers shall be obligated to pay the fees and expenses of such additional counsel or counsels as shall be necessary to eliminate such conflict. The Issuers will pay, and will save each Purchaser and each other holder of a Note harmless

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from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by any Purchaser).

15.2.	Survival.

The joint and several obligations of the Issuers under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or the Subsidiary Guarantee, and the termination of this Agreement.

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser or any holder of any Note or portion thereof or interest therein and shall expire upon the payment in full of all amounts in respect of the Notes, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Issuers pursuant to this Agreement shall be deemed representations and warranties of the Issuers under this Agreement. Subject to the preceding sentence, this Agreement, the Subsidiary Guarantee and the Notes embody the entire agreement and understanding between each Purchaser and the Issuers and supersede all prior agreements and understandings relating to the subject matter hereof.

17.	AMENDMENT AND WAIVER.

17.1.	Requirements.

This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Issuers and the Required Holders, except that (a) no amendment or waiver of any of the provisions of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17 or 20.

17.2.	Solicitation of Holders of Notes.

(a) Solicitation. The Issuers will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, the Subsidiary

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Guarantee or of the Notes. The Issuers will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Issuers will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, or other right or preferred treatment, to any holder of a Note as consideration for or as an inducement to the entering into by any such holder of Notes of any waiver or amendment of any of the terms and provisions hereof, of the Notes or of the Subsidiary Guarantee unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each such holder of a Note even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17.2 by the holder of any Note that has transferred or has agreed to transfer such Note to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

17.3.	Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Issuers without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between any Issuer and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.	Notes held by the Issuers, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Subsidiary Guarantee or the Notes, or have directed the taking of any action provided herein, in the Subsidiary Guarantee or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any of the Issuers or any of their Affiliates shall be deemed not to be outstanding.

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18.	NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or its nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or its nominee shall have specified to the Issuers in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuers in writing, or

(iii) if to any Issuer, at its address set forth at the beginning hereof to the attention of Marc O’Casal, telecopier: (973) 541-3699, or at such other address as such Issuer shall have specified to the holder of each Note in writing.

A courtesy copy of any notices sent to any holders of Notes shall also be sent to Morgan, Lewis & Bockius LLP, One State Street, Hartford, Connecticut 06103 to the attention of Heather L. Wenzel, Esq., telecopier: (860) 240-2800. Notices under this Section 18 will be deemed given only when actually received.

19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to the Purchasers, may be reproduced by the Purchasers by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Purchasers may destroy any original document so reproduced. The Issuers agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit any Issuer or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, provided that such

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term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on its behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by any Issuer or any Subsidiary or by any Person known by such Purchaser to be acting in breach of any duty of confidentiality owed to any Issuer or any Subsidiary, or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser’s directors, officers, employees, agents, attorneys and affiliates, (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Issuers (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (B) in response to any subpoena or other legal process, (C) in connection with any litigation to which such Purchaser is a party or (D) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of its rights and remedies under its Notes, the Subsidiary Guarantee and this Agreement, or (ix) any and all Persons, without limitation, to the extent any such Confidential Information pertains to the United States federal tax treatment and United States federal tax structure of the transaction contemplated by this Agreement or constitutes materials of any kind (including opinions or other United States federal tax analyses) that are provided to the holders of Notes relating to such United States federal tax treatment and United States federal tax structure. The foregoing clause (ix) is intended to cause the transaction contemplated hereby not to be treated as having been offered under conditions of confidentiality for purposes of Sections 1.6011-4(b)(3) and 301.6111-2(a)(2)(ii) (or any successor provisions) of the United States Treasury Regulations issued under the Code and shall be construed in a manner consistent with such purpose. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Issuers in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Issuers embodying the provisions of this Section 20.

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In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

21.	SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Issuers, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word “Purchaser” is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Issuers of notice of such transfer, wherever the word “Purchaser” is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

22.	MISCELLANEOUS.

22.1.	Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.2, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

22.2.	Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.6 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the

46

additional days elapsed in the computation of interest payable on such next succeeding Business Day.

22.3.	Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4.	Accounting Terms.

(a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (a) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (b) all financial statements shall be prepared in accordance with GAAP. If the Issuers notify the holders of Notes that, in the Issuers’ reasonable opinion, or if the Required Holders notify the Issuers that, in the Required Holders’ reasonable opinion, as a result of changes in GAAP from time to time (“Subsequent Changes”), any of the covenants contained in Sections 10.4, 10.5, 10.6, 10.7 or 10.9, or any of the defined terms used therein no longer apply as intended such that such covenants are materially more or less restrictive to the Issuers than are such covenants immediately prior to giving effect to such Subsequent Changes, the Issuers and the holders of Notes shall negotiate in good faith to reset or amend such covenants or defined terms so as to negate such Subsequent Changes, or to establish alternative covenants or defined terms. Until the Issuers and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, the covenants contained in Sections 10.4, 10.5, 10.6, 10.7 and 10.9, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined assuming that the Subsequent Changes shall not have occurred (“Static GAAP”). During any period that compliance with any covenants shall be determined pursuant to Static GAAP, the Issuers shall include relevant reconciliations in reasonable detail between GAAP and Static GAAP with respect to the applicable covenant compliance calculations contained in each certificate of a Senior Financial Officer delivered pursuant to Section 7.2(a) during such period. Subject to the immediately preceding sentence, at the sole election of the Company and upon written notice to the registered holders of the Notes but without any requirement to obtain any prior consent or waiver from any holders of the Notes, the Issuers and their Subsidiaries may adopt IFRS in lieu of GAAP for purposes of making all future computations and preparing all future financial statements pursuant to this Agreement or any other Financing Document.

(b) For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company to measure an item of Debt using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (formerly known as FASB 159) or any similar

47

accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(c) Notwithstanding anything to the contrary herein, at no time and under no circumstances shall any lease, which is or would be deemed by GAAP as in effect prior to January 1, 2019 to be an operating lease, be treated as a finance lease for purposes of this Agreement, including, without limitation, in determining compliance with Section 10.4, Section 10.5 or the calculation of the terms Consolidated Debt, Consolidated Net Worth, Consolidated Total Assets or Debt, regardless of whether GAAP or any other form of accounting standards are being applied at any such time or under any such circumstances.

22.5.	Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time

22.6.	Counterparts.

(a) This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Agreement and the other Financing Documents (other than the Notes). Delivery of an electronic signature to, or a signed copy of, this

48

Agreement and such other Financing Documents (other than the Notes) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the other Financing Documents (other than the Notes) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if any Purchaser shall request manually signed counterpart signatures to any Financing Document, the Issuers hereby agree to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.

(b) The parties agree to electronic contracting and signatures with respect to each Note delivered hereunder in registered form. Delivery of an electronic signature to, or a signed copy of, any Note in the name of a particular Purchaser by facsimile, email or other electronic transmission shall be fully binding on the Issuers to the same extent as the delivery of the signed original of any such Note and shall be admissible into evidence for all purposes, and each Issuer hereby expressly waives any defense related to a Purchaser’s failure to present an original Note. Each Issuer further agrees that it shall produce a manually signed Note for delivery to each Purchaser in accordance with the instructions provided by such Purchaser as soon as reasonably practicable.

22.7.	Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

22.8.	Jurisdiction and Process; Waiver of Jury Trial.

(a) Each Issuer irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Subsidiary Guarantee or the Notes. To the fullest extent permitted by applicable law, each Issuer irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit,

49

action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) Each Issuer consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered, certified priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. Each Issuer agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Issuer in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

[Remainder of page intentionally left blank; next page is signature page.]

50

If each Purchaser is in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Issuers, whereupon the foregoing shall become a binding agreement between the Purchasers and the Issuers.

Very truly yours,

CURTISS-WRIGHT CORPORATION
CURTISS-WRIGHT CONTROLS, INC.
METAL IMPROVEMENT COMPANY, LLC
CURTISS-WRIGHT FLOW CONTROL CORPORATION
CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC
CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION
CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC

By:
Name: Harry Jakubowitz
Title: Vice President & Treasurer

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

The foregoing is hereby
agreed to as of the
date thereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:
Name: Craig Moody
Title: Vice President

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:
Name: Craig Moody
Title: Vice President

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
	Name:	Ashley Dexter
	Title:	Second Vice President

PENSIONSKASSE DES BUNDES PUBLICA

By:	PGIM Private Capital Limited, as Investment Manager

By:
Name:
Title: Director

HEALTH OPTIONS, INC.

By:	PGIM Private Placement Investors, L.P.
(as Investment Advisor)

By:	PGIM Private Placement Investors, Inc.
(as its General Partner)

By:
Name: Ashley Dexter
Title: Vice President

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
	Name:	Ashley Dexter
	Title:	Second Vice President

PENSIONSKASSE DES BUNDES PUBLICA

By:	PGIM Private Capital Limited, as Investment Manager

By:
Name: Edward Jolly
Title: Director

HEALTH OPTIONS, INC.

By:	PGIM Private Placement Investors, L.P.
(as Investment Advisor)

By:	PGIM Private Placement Investors, Inc.
(as its General Partner)

By:
Name: Ashley Dexter
Title: Vice President

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

STATE FARM LIFE INSURANCE COMPANY

By:
Name:	Jeffrey Attwood
Title:	Investment Professional

By:
Name:	Rebekah L. Holt
Title:	Investment Professional

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By:
Name:	Jeffrey Attwood
Title:	Investment Professional

By:
Name:	Rebekah L. Holt
Title:	Investment Professional

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Barings LLC as Investment Adviser

By :
Name: Elisabeth A. Perenick
Title: Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Barings LLC as Investment Adviser

By :
Name: Elisabeth A. Perenick
Title: Managing Director

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF
AMERICA

By:	Nuveen Alternatives Advisors LLC, its investment manager

By:
Name: Ho Young Lee
Title: Managing Director

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

SYMETRA LIFE INSURANCE COMPANY

By:
Name: Yvonne Guajardo
Title: Vice President and Managing Director

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:
Name: Barry Scheinholtz
Title: Managing Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:
Name: Barry Scheinholtz
Title: Managing Director

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:
Name: David Divine
Title: Director – Securities Management

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:
Name:	Lee Martin
Title:	Vice President

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

AMERICAN UNITED LIFE INSURANCE COMPANY

By:
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

UNITED FARM FAMILY LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

By:
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

By:
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

The foregoing is hereby

agreed to as of the

date thereof.

USAA LIFE INSURANCE COMPANY

By:	BlackRock Financial Management, Inc., as investment manager

By:
Name: AnnMarie Smith
Title: Authorized Signatory

USAA LIFE INSURANCE COMPANY OF NEW YORK

By:	BlackRock Financial Management, Inc., as investment manager

By:
Name: AnnMarie Smith
Title: Authorized Signatory

(Signature Page to Curtiss-Wright Corporation, et al Note Purchase Agreement)

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Purchaser Name	AMERICAN GENERAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	HARE & CO., LLC
Note Registration Number(s); Principal Amount(s)	RK-1; $17,250,000
Payment on account of Note(s)

Method	Wire Transfer

The Bank of New York Mellon
	ABA #:	021-000-018
	Account Name:	BNYM Income
	Account Number:	GLA111566
	For Further Credit to:	AMERICAN GENERAL LIFE INS. CO. PHYSICAL; Account No. 886623

Reference: “Accompanying information” below
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032
PPN: 23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # for Notices Related to Payments and Audit Confirms	American General Life Insurance Company (886623) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: PCG Investment Portfolio Support Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

American General Life Insurance Company (886623)
c/o The Bank of New York Mellon
Attn: P & I Department
Fax: (718) 315-3076
Address for All Other Notices and Compliance reporting information (financial docs, officer’s certificates, etc.)	AIG Asset Management 2929 Allen Parkway, A36-04 Houston, TX 77019-2155 Attn: Private Placements Compliance Email: complianceprivateplacements@aig.com

*Note: Only two (2) complete sets of compliance information are required for all companies which AIG Asset Management Group serves as investment adviser.
Purchaser Schedule – A-1

Purchaser Name		AMERICAN GENERAL LIFE INSURANCE COMPANY
Instructions re Delivery of Note(s)		DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department – 5th Floor
Contact: Andre Granville; Phone: (315) 414-3068
Account Name: AMERICAN GENERAL LIFE INSURANCE
COMPANY
Account Number: 886623
cc: Jennifer.Cuellar@aig.com
Signature Block Format		AMERICAN GENERAL LIFE INSURANCE COMPANY
	By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:
Name:
Title:
Tax Identification Number		(13-6062916) HARE & CO., LLC
(25-0598210) American General Life Insurance Company
Purchaser Schedule – A-2

Purchaser Name	AMERICAN GENERAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	HARE & CO., LLC
Note Registration Number(s); Principal Amount(s)	RK-2; $7,500,000
Payment on account of Note(s)

Method	Wire Transfer

The Bank of New York Mellon
	ABA #:	021-000-018
	Account Name:	BNYM Income
	Account Number:	GLA111566
	For Further Credit to:	AMERICAN GENERAL LIFE INS. CO.
SAMRE; Account No. 990986

Reference: “Accompanying information” below
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

PPN: 23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # for Notices Related to Payments and Audit Confirms	American General Life Insurance Company SAMRE (990986) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: PCG Investment Portfolio Support Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

American General Life Insurance Company SAMRE (990986)
c/o The Bank of New York Mellon
Attn: P & I Department
Fax: (718) 315-3076
Address for All Other Notices and Compliance reporting information (financial docs, officer’s certificates, etc.)	AIG Asset Management 2929 Allen Parkway, A36-04 Houston, TX 77019-2155 Attn: Private Placements Compliance Email: complianceprivateplacements@aig.com

*Note: Only two (2) complete sets of compliance information are required for all companies which AIG Asset Management Group serves as investment adviser.
Purchaser Schedule – A-3

Purchaser Name		AMERICAN GENERAL LIFE INSURANCE COMPANY
Instructions re Delivery of Note(s)		DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department – 5th Floor
Contact: Andre Granville; Phone: (315) 414-3068
Account Name: AMERICAN GENERAL LIFE INSURANCE
COMPANY SAMRE
Account Number: 990986
cc: Jennifer.Cuellar@aig.com
Signature Block Format		AMERICAN GENERAL LIFE INSURANCE COMPANY
	By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:
Name:
Title:
Tax Identification Number		(13-6062916) HARE & CO., LLC
(25-0598210) American General Life Insurance Company
Purchaser Schedule – A-4

Purchaser Name	THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	HARE & CO., LLC
Note Registration Number(s); Principal Amount(s)	RK-3; $17,250,000
Payment on account of Note(s)

Method	Wire Transfer

The Bank of New York Mellon
	ABA #:	021-000-018
	Account Name:	BNYM Income
	Account Number:	GLA111566
	For Further Credit to:	VARIABLE ANNUITY LIFE INSURANCE
CO.; Account No. 260735

Reference: “Accompanying information” below
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

PPN: 23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # for Notices Related to Payments and Audit Confirms	The Variable Annuity Life Insurance Company (260735) c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: PCG Investment Portfolio Support Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)
c/o The Bank of New York Mellon
Attn: P & I Department
Fax: (718) 315-3076
Address for All Other Notices and Compliance reporting information (financial docs, officer’s certificates, etc.)	AIG Asset Management 2929 Allen Parkway, A36-04 Houston, TX 77019-2155 Attn: Private Placements Compliance Email: complianceprivateplacements@aig.com

*Note: Only two (2) complete sets of compliance information are required for all companies which AIG Asset Management Group serves as investment adviser.
Purchaser Schedule – A-5

Purchaser Name		THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Instructions re Delivery of Note(s)		DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department – 5th Floor
Contact: Andre Granville; Phone: (315) 414-3068
Account Name: THE VARIABLE ANNUITY LIFE INSURANCE
COMPANY
Account Number: 260735
cc: Jennifer.Cuellar@aig.com
Signature Block Format		THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
	By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:
Name:
Title:
Tax Identification Number		(13-6062916) HARE & CO., LLC
(74-1625348) The Variable Annuity Life Insurance Company
Purchaser Schedule – A-6

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Name in Which to Register Note(s)	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Note Registration Number(s); Principal Amount(s)	RK-4; $23,420,000
Payment on account of Note(s)

Method	Wire Transfer

JPMorgan Chase Bank, NA
New York, NY
ABA No.: 021000021
Account Name: Prudential Managed Portfolio
Account No.: P86188 (please do not include spaces)

	Reference:	Security No. INV08622 and “Accompanying information” below
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

PPN: 23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices and communications	The Prudential Insurance Company of America c/o Prudential Private Capital 1114 Avenue of Americas 30th Floor New York, NY 10036

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments to:

The Prudential Insurance Company of America
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102

Attention: PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com
Purchaser Schedule – A-7

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Instructions re Delivery of Note(s)	Send physical security by nationwide overnight delivery service to:

PGIM, Inc.
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102

Attention: Trade Management Manager

Send copy by email to:

Thais Alexander
thais.alexander@prudential.com
(212) 626-2067

and

Private.Disbursements@Prudential.com
Signature Block Format	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Second Vice President
Tax Identification Number	22-1211670
Purchaser Schedule – A-8

Purchaser Name	PENSIONSKASSE DES BUNDES PUBLICA
Name in Which to Register Note(s)	PENSIONSKASSE DES BUNDES PUBLICA
Note Registration Number(s); Principal Amount(s)	RK-5; $13,580,000
Payment on account of Note(s)

Method	Wire Transfer

JP Morgan Chase Bank N.A.
Swift BIC: CHASGB2L
London
IBAN: GB43CHAS60924241363959
Account Name: JPMorgan Chase Bank, N.A.
Account No.: 001-0-962009
For further credit to Account Number: GTI EAW94 PUBLICA - PRIVATE PLACEMENT PRUDENTIAL

Reference: “Accompanying Information” below
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

PPN: 23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices and communications	Prudential Private Placement Investors, L.P. c/o Prudential Private Capital 1114 Avenue of Americas 30th Floor New York, NY 10036

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments to:

ASC.GSA.Delivery.Team@jpmorgan.com
Swiss.IFAS.Service.Team@jpmorgan.com
Purchaser Schedule – A-9

Purchaser Name		PENSIONSKASSE DES BUNDES PUBLICA
Instructions re Delivery of Note(s)		Send physical security by nationwide overnight delivery service to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (PUBLICA - PRIVATE PLACEMENT PRUDENTIAL; Account Number: GTI EAW94).

Send copy by email to:

Thais Alexander
thais.alexander@prudential.com
(212) 626-2067

and

Private.Disbursements@Prudential.com
Signature Block Format		PENSIONSKASSE DES BUNDES PUBLICA
	By:	PGIM Private Capital Limited, as Investment Manager

By:
Director
Tax Identification Number		ZPV 230’763’575
Purchaser Schedule – A-10

Purchaser Name	HEALTH OPTIONS, INC.
Name in Which to Register Note(s)	HARE & CO.
Note Registration Number(s); Principal Amount(s)	RK-6; $5,000,000
Payment on account of Note(s)

Method	Wire Transfer

The Bank Of New York Mellon
New York, NY
ABA No.: 021000018
Account Name: Income Collections Dept
Account No.: GLA 111566
For further credit to Account Number: 234917

Reference: “Accompanying Information” below
Accompanying Information	Name of Company: CURTISS-WRIGHT CORPORATION

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

PPN: 23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices and communications	Prudential Private Placement Investors, L.P. c/o Prudential Private Capital 1114 Avenue of Americas 30th Floor New York, NY 10036

Attention: Managing Director
cc: Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments to:

The Bank of New York
Income Collection Department
P.O. Box 19266
Jersey City, NJ 07310
Attn: Income Collection Department
Email: ppservicing@bnymellon.com
Purchaser Schedule – A-11

Purchaser Name		HEALTH OPTIONS, INC.
Instructions re Delivery of Note(s)		Send physical security by nationwide overnight delivery service to:

The Depository Trust Company (DTC)
570 Washington Blvd. - 5th Floor
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department
Ref: Account 234917, Prudential Private Placements

Send copy by email to:

Thais Alexander
thais.alexander@prudential.com
(212) 626-2067

and

Private.Disbursements@Prudential.com
Signature Block Format		HEALTH OPTIONS, INC.
	By:	PGIM Private Placement Investors, L.P.
(as Investment Advisor)

	By:	PGIM Private Placement Investors, Inc.
(as its General Partner)

By:
Vice President
Tax Identification Number		59-2403696
Purchaser Schedule – A-12

Purchaser Name	STATE FARM LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	STATE FARM LIFE INSURANCE COMPANY
Note Registration Number(s); Principal Amount(s)	RJ-1; $40,000,000

Payment on account of Note(s)

Method	Wire Transfer

Please contact our Investment Department to securely obtain wire transfer instructions for State Farm Life Insurance Company.

E-mail: privateplacements@statefarm.com
Phone: (309) 766-2386

Re: “Accompanying Information” below

Providing sufficient information to identify the source of the transfer, including issuer, CUSIP number, interest rate, maturity date, and whether payment is interest, principal, or premium.
Accompanying Information	Name of Company: CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

PPN: 23157# AK5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices and communications	State Farm Life Insurance Company Investment Dept. E-8 One State Farm Plaza Bloomington, IL 61710

E-Mail: privateplacements@statefarm.com

With a copy to:
State Farm Life Insurance Company
Investment Accounting Dept. D-3
One State Farm Plaza
Bloomington, IL 61710
Instructions re Delivery of Note(s)	JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Account: G06893
Purchaser Schedule – A-13

Purchaser Name	STATE FARM LIFE INSURANCE COMPANY
Signature Block Format	STATE FARM LIFE INSURANCE COMPANY

By:
Name:
Title:

By:
Name:
Title:
Tax Identification Number	37-0533090
Purchaser Schedule – A-14

Purchaser Name	STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
Name in Which to Register Note(s)	STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
Note Registration Number(s); Principal Amount(s)	RJ-2; $2,000,000
Payment on account of Note(s)

Method	Wire Transfer

Please contact our Investment Department to securely obtain wire transfer instructions for State Farm Life and Assurance Company.

E-mail: privateplacements@statefarm.com
Phone: (309) 766-2386

Re: “Accompanying Information” below

Providing sufficient information to identify the source of the transfer, including issuer, CUSIP number, interest rate, maturity date, and whether payment is interest, principal, or premium.
Accompanying Information	Name of Company: CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

PPN: 23157# AK5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices and communications	State Farm Life and Accident Assurance Company Investment Dept. E-8 One State Farm Plaza Bloomington, IL 61710

E-Mail: privateplacements@statefarm.com

With a copy to:
State Farm Life and Accident Assurance Company
Investment Accounting Dept. D-3
One State Farm Plaza
Bloomington, IL 61710
Instructions re Delivery of Note(s)	JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
Account: G06895
Purchaser Schedule – A-15

Purchaser Name	STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
Signature Block Format	STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By:
Name:
Title:

By:
Name:
Title:
Tax Identification Number	37-0805091
Purchaser Schedule – A-16

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Note Registration Number(s);	RJ-3; $27,000,000
Principal Amount(s)	RK-7; $9,100,000
Payment on account of Note(s)

Method	Wire Transfer

MassMutual
Citibank
New York, New York
ABA # 021000089
Acct # 30510685

Reference: “Accompanying information” below

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).
Accompanying Information	Name of Company: CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

PPN: 23157# AK5

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

PPN: 23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	Massachusetts Mutual Life Insurance Company Treasury Operations Securities Management 1295 State Street Springfield, MA 01111 Attn: Janelle Tarantino

With a copy to:
Massachusetts Mutual Life Insurance Company
c/o Barings LLC
300 South Tryon Street – Suite 2500
Charlotte, NC 28202
Purchaser Schedule – A-17

Purchaser Name		MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Address / Fax # / Email for all other notices (including electronic delivery of financials)		Massachusetts Mutual Life Insurance Company c/o Barings LLC 300 South Tryon Street – Suite 2500 Charlotte, NC 28202

With notification to:
privateplacements@barings.com
pdgportfolioadmin@barings.com
john.wheeler@barings.com
Nicole.campellone@barings.com
Instructions re Delivery of Note(s)		Massachusetts Mutual Life Insurance Company
1295 State Street, MIP: E415
Springfield, MA 01111
Attention: Janelle Tarantino, Treasury Operations Securities Management
Telephone: 413-744-1885
E-mail: Jtarantino@massmutual.com

With a copy to:
Michelle.kearney@barings.com
Diane.murphy@barings.com
Brian.fitzgerald@barings.com
Ashleigh.bobbitt@barings.com
Kate.fletcher@barings.com
Signature Block Format		MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
	By:	Barings LLC as Investment Adviser

By:
Name:
Title:
Tax Identification Number		04-1590850
Purchaser Schedule – A-18

Purchaser Name	C.M. LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	C.M. LIFE INSURANCE COMPANY
Note Registration Number(s);	RJ-4; $5,000,000
Principal Amount(s)	RK-8; $900,000
Payment on account of Note(s)

Method	Wire Transfer

JP Morgan Chase Bank
New York, NY
ABA # 021000021
Account Name: CM Life Insurance Company
Account Number: 771061371

Reference: “Accompanying information” below

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).
Accompanying Information	Name of Company: CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

PPN: 23157# AK5

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

PPN: 23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for notices related to payments	C.M. Life Insurance Company Treasury Operations Securities Management 1295 State Street Springfield, MA 01111 Attn: Janelle Tarantino

With a copy to:
C.M. Life Insurance Company
c/o Barings LLC
300 South Tryon Street – Suite 2500
Charlotte, NC 28202
Purchaser Schedule – A-19

Purchaser Name		C.M. LIFE INSURANCE COMPANY
Address / Fax # / Email for all other notices (including electronic delivery of financials)		C.M. Life Insurance Company c/o Barings LLC 300 South Tryon Street – Suite 2500 Charlotte, NC 28202

With notification to:
privateplacements@barings.com
pdgportfolioadmin@barings.com
john.wheeler@barings.com
Nicole.campellone@barings.com
Instructions re Delivery of Note(s)		Massachusetts Mutual Life Insurance Company
1295 State Street, MIP: E415
Springfield, MA 01111
Attention: Janelle Tarantino, Treasury Operations Securities Management
Telephone: 413-744-1885
E-mail: Jtarantino@massmutual.com

With a copy to:
Michelle.kearney@barings.com
Diane.murphy@barings.com
Brian.fitzgerald@barings.com
Ashleigh.bobbitt@barings.com
Kate.fletcher@barings.com
Signature Block Format		C.M. LIFE INSURANCE COMPANY
	By:	Barings LLC as Investment Adviser

By:
Name:
Title:
Tax Identification Number		06-1041383
Purchaser Schedule – A-20

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Name in Which to Register Note(s)	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Note Registration Number(s);	RJ-5; $13,000,000
Principal Amount(s)	RK-9; $29,000,000
Payment on account of Note(s)

Method	All payments on or in respect of the Notes shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to the account provided by separate cover to the Issuer.

Reference: “Accompanying information” below
Accompanying Information	Name of Company: CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

PPN: 23157# AK5

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

PPN: 23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices related to payments and prepayments	Teachers Insurance and Annuity Association of America 730 Third Avenue New York, New York 10017 Attention: Securities Accounting Division Phone: (212) 916-5504 Facsimile: (212) 916-4699

With a copy to:

JPMorgan Chase Bank, N.A.
P.O. Box 35308
Newark, New Jersey 07101

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.
Purchaser Schedule – A-21

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Address / Fax # / Email for all notices and communications, including notices with respect to payments and prepayments	Teachers Insurance and Annuity Association of America c/o Nuveen Alternatives Advisors LLC 8500 Andrew Carnegie Blvd Charlotte, NC 28262
Attention: Private Placements
	E-mail:	NuveenPrivatePlacements@nuveen.com
DL_InvestmentsCenterofExcellence@tiaa.org
KCTIAAGenCustodian@StateStreet.com
KCTIAAGenInvManagers@StateStreet.com

	Telephone:	(704) 988-4349 (Name: Ho-Young Lee)
(212) 916-4000 (General Number)
	Facsimile:	(704) 988-4916

With a copy to:

Nuveen Alternatives Advisors LLC
8500 Andrew Carnegie Boulevard
Charlotte, North Carolina 28262-8500
	Attention:	Legal Dept.
	Attention:	Noelle Sproul, Counsel
	E-mail:	Noelle.sproul@nuveen.com
	Telephone:	(704) 988-7906
(212) 916-4000 (General Number)

All Servicer Reports (or the equivalent) shall be delivered electronically to:
	Email:	NuveenPrivatePlacements@nuveen.com
DL_Valuations-PrivateABS@tiaa.org
Instructions re Delivery of Note(s)	Address provided under separate cover to the Issuer
Signature Block Format	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
By: Nuveen Alternatives Advisors LLC, its investment manager

By:
Name:
Title:
Tax Identification Number	13-1624203
Purchaser Schedule – A-22

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	CUDD AND CO.
Note Registration Number(s);	RJ-6; $14,000,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

	Bank:	JPMORGAN CHASE BANK, NEW YORK
	SWIFT BIC:	CHASUS33
	ABA:	021000021
	Account:	9009000200
	FFC Account Number:	G 27515
	FFC Account Name:	Symetra Life Insurance Company

Reference: “Accompanying information” below

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

	PPN:	23157# AK5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices related to payments	All notices of payments and written confirmations of such wire transfers delivered ELECTRONICALLY to:

Email: privateplacement@symetra.com and
InvestmentOperationsMailbox@symetra.com

Any such notices required to be sent by hard-copy delivered to:

SYMETRA INVESTMENT MANAGEMENT COMPANY
308 Farmington Avenue, 3rd Floor
Farmington, CT 06032
Attention: Nate Zaientz

Purchaser Schedule – A-23

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Address / Fax # / Email for all notices and communications	SYMETRA INVESTMENT MANAGEMENT COMPANY 308 Farmington Avenue, 3rd Floor
Farmington, CT 06032
Attention: Managing Director, Private Placements
Email: privateplacement@symetra.com

with a COPY to:

SYMETRA LIFE INSURANCE COMPANY
777 108th Avenue NE, Suite 1200
Bellevue, WA 98004
Attention: Law Department, Investments
Email: katie.von.geldern@symetra.com
Instructions re Delivery of Note(s)	JPMORGAN CHASE BANK NA
ATTN: CHERYL BROWN
4 CHASE METROTECH CENTER
3RD FLOOR – PHYSICAL RECEIVE DEPT
BROOKLYN, NY 11245-0001
REFERENCE ACCOUNTS: G 27515
Signature Block Format	SYMETRA LIFE INSURANCE COMPANY

By:
Name: Yvonne Guajardo
Title: Vice President and Managing Director
Tax Identification Number	91-0742147

Purchaser Schedule – A-24

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	CUDD AND CO.
Note Registration Number(s);	RJ-7; $5,000,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

	Bank:	JPMORGAN CHASE BANK, NEW YORK
	SWIFT BIC:	CHASUS33
	ABA:	021000021
	Account:	9009000200
	FFC Account Number:	G 27501
	FFC Account Name:	Symetra Life Insurance Company

Reference: “Accompanying information” below

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

	PPN:	23157# AK5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices related to payments	All notices of payments and written confirmations of such wire transfers delivered ELECTRONICALLY to:

Email: privateplacement@symetra.com and
InvestmentOperationsMailbox@symetra.com

Any such notices required to be sent by hard-copy delivered to:

SYMETRA INVESTMENT MANAGEMENT COMPANY
308 Farmington Avenue, 3rd Floor
Farmington, CT 06032
Attention: Nate Zaientz

Purchaser Schedule – A-25

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Address / Fax # / Email for all notices and communications	SYMETRA INVESTMENT MANAGEMENT COMPANY 308 Farmington Avenue, 3rd Floor
Farmington, CT 06032
Attention: Managing Director, Private Placements
Email: privateplacement@symetra.com

with a COPY to:

SYMETRA LIFE INSURANCE COMPANY
777 108th Avenue NE, Suite 1200
Bellevue, WA 98004
Attention: Law Department, Investments
Email: katie.von.geldern@symetra.com
Instructions re Delivery of Note(s)	JPMORGAN CHASE BANK NA
ATTN: CHERYL BROWN
4 CHASE METROTECH CENTER
3RD FLOOR – PHYSICAL RECEIVE DEPT
BROOKLYN, NY 11245-0001
REFERENCE ACCOUNTS: G 27501
Signature Block Format	SYMETRA LIFE INSURANCE COMPANY

By:
Name: Yvonne Guajardo
Title: Vice President and Managing Director
Tax Identification Number	91-0742147

Purchaser Schedule – A-26

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	CUDD AND CO.
Note Registration Number(s);	RJ-8; $3,000,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

	Bank:	JPMORGAN CHASE BANK, NEW YORK
	SWIFT BIC:	CHASUS33
	ABA:	021000021
	Account:	9009000200
	FFC Account Number:	G 27504
	FFC Account Name:	Symetra Life Insurance Company

Reference: “Accompanying information” below

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

	PPN:	23157# AK5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices related to payments	All notices of payments and written confirmations of such wire transfers delivered ELECTRONICALLY to:

Email: privateplacement@symetra.com and
InvestmentOperationsMailbox@symetra.com

Any such notices required to be sent by hard-copy delivered to:

SYMETRA INVESTMENT MANAGEMENT COMPANY
308 Farmington Avenue, 3rd Floor
Farmington, CT 06032
Attention: Nate Zaientz

Purchaser Schedule – A-27

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Address / Fax # / Email for all notices and communications	SYMETRA INVESTMENT MANAGEMENT COMPANY 308 Farmington Avenue, 3rd Floor
Farmington, CT 06032
Attention: Managing Director, Private Placements
Email: privateplacement@symetra.com

with a COPY to:

SYMETRA LIFE INSURANCE COMPANY
777 108th Avenue NE, Suite 1200
Bellevue, WA 98004
Attention: Law Department, Investments
Email: katie.von.geldern@symetra.com
Instructions re Delivery of Note(s)	JPMORGAN CHASE BANK NA
ATTN: CHERYL BROWN
4 CHASE METROTECH CENTER
3RD FLOOR – PHYSICAL RECEIVE DEPT
BROOKLYN, NY 11245-0001
REFERENCE ACCOUNTS: G 27504
Signature Block Format	SYMETRA LIFE INSURANCE COMPANY

By:
Name: Yvonne Guajardo
Title: Vice President and Managing Director
Tax Identification Number	91-0742147

Purchaser Schedule – A-28

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	CUDD AND CO.
Note Registration Number(s);	RJ-9; $3,000,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

	Bank:	JPMORGAN CHASE BANK, NEW YORK
	SWIFT BIC:	CHASUS33
	ABA:	021000021
	Account:	9009000200
	FFC Account Number:	G 27513
	FFC Account Name:	Symetra Life Insurance Company

Reference: “Accompanying information” below

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

	PPN:	23157# AK5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices related to payments	All notices of payments and written confirmations of such wire transfers delivered ELECTRONICALLY to:

Email: privateplacement@symetra.com and
InvestmentOperationsMailbox@symetra.com

Any such notices required to be sent by hard-copy delivered to:

SYMETRA INVESTMENT MANAGEMENT COMPANY
308 Farmington Avenue, 3rd Floor
Farmington, CT 06032
Attention: Nate Zaientz

Purchaser Schedule – A-29

Purchaser Name	SYMETRA LIFE INSURANCE COMPANY
Address / Fax # / Email for all notices and communications	SYMETRA INVESTMENT MANAGEMENT COMPANY 308 Farmington Avenue, 3rd Floor
Farmington, CT 06032
Attention: Managing Director, Private Placements
Email: privateplacement@symetra.com

with a COPY to:

SYMETRA LIFE INSURANCE COMPANY
777 108th Avenue NE, Suite 1200
Bellevue, WA 98004
Attention: Law Department, Investments
Email: katie.von.geldern@symetra.com
Instructions re Delivery of Note(s)	JPMORGAN CHASE BANK NA
ATTN: CHERYL BROWN
4 CHASE METROTECH CENTER
3RD FLOOR – PHYSICAL RECEIVE DEPT
BROOKLYN, NY 11245-0001
REFERENCE ACCOUNTS: G 27513
Signature Block Format	SYMETRA LIFE INSURANCE COMPANY

By:
Name: Yvonne Guajardo
Title: Vice President and Managing Director
Tax Identification Number	91-0742147

Purchaser Schedule – A-30

Purchaser Name	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA (PRIF-W)
Name in Which to Register Note(s)	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
Note Registration Number(s);	RJ-10; $13,000,000
Principal Amount(s)	RK-10; $7,000,000
Payment on account of Note(s)

Method	Wire Transfer

JP Morgan Chase
FED ABA #021000021
Chase/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G05978, Guardian Life (PRIF-W), and “Accompanying information” below
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

	PPN:	23157# AK5

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

	PPN:	23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made
Address / Fax # / Email for all notices and communications	The Guardian Life Insurance Company of America 10 Hudson Yards
New York, NY 10001
Attn: Barry Scheinholtz
Investment Department
FAX # (212) 919-2658
Email address: bscheinholtz@glic.com
With a copy to GuardianUSPP@glic.com
Instructions re Delivery of Note(s)	JP Morgan Chase Bank, N.A.
4 Chase Metrotech Center – 3rd Floor
Brooklyn, NY 11245-0001
Reference A/C #G05978, Guardian Life (PRIF-W)
Signature Block Format	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:
Name:
Title:
Tax Identification Number	13-5123390

Purchaser Schedule – A-31

Purchaser Name	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
Name in Which to Register Note(s)	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
Note Registration Number(s);	RJ-11; $2,000,000
Principal Amount(s)	RK-11; $1,000,000
Payment on account of Note(s)

Method	Wire Transfer

JP Morgan Chase
FED ABA #021000021
Chase/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C # G01713, GIAC Fixed Payout, and “Accompanying information” below
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

	PPN:	23157# AK5

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

	PPN:	23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made
Address / Fax # / Email for all notices and communications	The Guardian Insurance & Annuity Company, Inc. c/o The Guardian Life Insurance Company of America
10 Hudson Yards
New York, NY 10001
Attn: Barry Scheinholtz
Investment Department
FAX # (212) 919-2658
Email address: bscheinholtz@glic.com
With a copy to GuardianUSPP@glic.com
Instructions re Delivery of Note(s)	JP Morgan Chase Bank, N.A.
4 Chase Metrotech Center – 3rd Floor
Brooklyn, NY 11245-0001
Reference A/C # G01713, GIAC Fixed Payout
Signature Block Format	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:
Name:
Title:
Tax Identification Number	13-2656036

Purchaser Schedule – A-32

Purchaser Name	AMERICAN UNITED LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	AMERICAN UNITED LIFE INSURANCE COMPANY
Note Registration Number(s);	RJ-12; $7,000,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

Bank of New York
ABA #: 021000018
Credit Account: GLA111566
Account Name: American United Life Insurance Company
Account #: 186683
P & I Breakdown: (Insert)
Ref: “Accompanying Information” below

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the note(s) and the payment date.
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

	PPN:	23157# AK5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices and communications	American United Life Insurance Company Attn: Mike Bullock, Securities Department
One American Square, Suite 1017
Post Office Box 368
Indianapolis, IN 46206
mike.bullock@oneamerica.com
Instructions re Delivery of Note(s)	The Depository Trust Company
Attn: BNY Mellon/Branch Deposit Dept.
Acct # 186683 American United Life Ins. Co.
570 Washington Blvd. – 5th Floor
Jersey City, NJ 07310
Signature Block Format	AMERICAN UNITED LIFE INSURANCE COMPANY

By:
Name:
Title:
Tax Identification Number	35-0145825

Purchaser Schedule – A-33

Purchaser Name	UNITED FARM FAMILY LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	UNITED FARM FAMILY LIFE INSURANCE COMPANY
Note Registration Number(s);	RJ-13; $1,000,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

The Northern Trust Company
ABA 071000152
Trust Wire Account #5186061000
A/C: UFF Life Insurance Company
A/C#: 26-30867
Attn: Laura Hirsch or Paul Campbell
Ref: “Accompanying Information” below

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the note(s) and the payment date.
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

	PPN:	23157# AK5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices of payment and all POST-CLOSING documentation	Soft copy to:
Roger.mccarty@infarmbureau.com

Or paper copy to:

Indiana Farm Bureau Insurance
Investment Accounting Department
P.O. Box 1250
Indianapolis, IN 46206-1250
Address / Fax # / Email for all other notices and communications	American United Life Insurance Company Attn: Mike Bullock, Securities Department
One American Square, Suite 1017
Post Office Box 368
Indianapolis, IN 46206
mike.bullock@oneamerica.com
Instructions re Delivery of Note(s)	The Northern Trust Company
Trade Securities Processing, C-1N
801 South Canal Street
Acct # 26-30867 / UFF Life Insurance Company
Chicago, IL 60607

Purchaser Schedule – A-34

Purchaser Name	UNITED FARM FAMILY LIFE INSURANCE COMPANY
Signature Block Format	UNITED FARM FAMILY LIFE INSURANCE COMPANY
	By:	American United Life Insurance Company
	Its:	Agent

By: _______________________________
Name:
Title:
Tax Identification Number	35-1097117

Purchaser Schedule – A-35

Purchaser Name	THE STATE LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	THE STATE LIFE INSURANCE COMPANY
Note Registration Number(s);	RK-12; $3,000,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

The Bank of New York Mellon
ABA #: 021000018
Credit Account: GLA111566
Account Name: The State Life Insurance Company Finance Reinsurance
Account #: 211624
Re: “Accompanying Information” below
P & I Breakdown: (Insert)

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the note(s) and the payment date.
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

	PPN:	23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices and communications	American United Life Insurance Company Attn: Mike Bullock, Securities Department
One American Square, Suite 1017
Post Office Box 368
Indianapolis, IN 46206
mike.bullock@oneamerica.com
Instructions re Delivery of Note(s)	The Depository Trust Company
Attn: BNY Mellon/Branch Deposit Dept.
Acct # 211624 State Life, c/o AUL
570 Washington Blvd. – 5th Floor
Jersey City, NJ 07310
Signature Block Format	THE STATE LIFE INSURANCE COMPANY
By: American United Life Insurance Company
Its: Agent

By: _______________________________
Name:
Title:
Tax Identification Number	35-0684263

Purchaser Schedule – A-36

Purchaser Name	THE STATE LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	THE STATE LIFE INSURANCE COMPANY
Note Registration Number(s);	RK-13; $4,000,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

Bank of New York
ABA #: 021000018
Credit Account: GLA111566
Account Name: The State Life Insurance Company
Account #: 343761
P & I Breakdown: (Insert)

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the note(s) and the payment date.
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

	PPN:	23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices and communications	American United Life Insurance Company Attn: Mike Bullock, Securities Department
One American Square, Suite 1017
Post Office Box 368
Indianapolis, IN 46206
mike.bullock@oneamerica.com
Instructions re Delivery of Note(s)	The Depository Trust Company
Attn: BNY Mellon/Branch Deposit Dept.
Acct # 343761 State Life, c/o AUL
570 Washington Blvd. – 5th Floor
Jersey City, NJ 07310
Signature Block Format	THE STATE LIFE INSURANCE COMPANY
By: American United Life Insurance Company
Its: Agent

By: _______________________________
Name:
Title:
Tax Identification Number	35-0684263

Purchaser Schedule – A-37

Purchaser Name	UNITED OF OMAHA LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	UNITED OF OMAHA LIFE INSURANCE COMPANY
Note Registration Number(s);	RK-14; $6,000,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

JPMorgan Chase Bank
ABA #021000021
Private Income Processing

For credit to:
United of Omaha Life Insurance Company
Account # 900-9000200
a/c: G07097

Ref: “Accompanying Information” below
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

	PPN:	23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications	JPMorgan Chase Bank
4 Chase Metrotech Center, 16th Floor
Brooklyn, NY 11245-0001
Attn: Income Processing
a/c: G07097
Address / Fax # / Email for all other notices and communications	4 - Investment Management United of Omaha Life Insurance Company
3300 Mutual of Omaha Plaza
Omaha, NE 68175-1011

Email Address for Electronic Document Transmission:
privateplacements@mutualofomaha.com
Instructions re Delivery of Note(s)	JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Account# G07097
Signature Block Format	UNITED OF OMAHA LIFE INSURANCE COMPANY

By: _______________________________
Name:
Title:
Tax Identification Number	47-0322111

Purchaser Schedule – A-38

Purchaser Name	UNITED OF OMAHA LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	UNITED OF OMAHA LIFE INSURANCE COMPANY
Note Registration Number(s);	RK-15; $6,000,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

JPMorgan Chase Bank
ABA #021000021
Private Income Processing

For credit to:
United of Omaha Funds Withheld Account
Account # 900-9000200
a/c: G20071

Ref: “Accompanying Information” below
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.20% Series K Senior Guaranteed Notes due August 13, 2032

	PPN:	23157# AL3

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications	JPMorgan Chase Bank
4 Chase Metrotech Center, 16th Floor
Brooklyn, NY 11245-0001
Attn: Income Processing
a/c: G20071
Address / Fax # / Email for all other notices and communications	4 - Investment Management United of Omaha Life Insurance Company (Funds Withheld Account)
3300 Mutual of Omaha Plaza
Omaha, NE 68175-1011

Email Address for Electronic Document Transmission:
privateplacements@mutualofomaha.com
Instructions re Delivery of Note(s)	JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Account # G20071
Signature Block Format	UNITED OF OMAHA LIFE INSURANCE COMPANY

By: _______________________________
Name:
Title:
Tax Identification Number	47-0322111

Purchaser Schedule – A-39

Purchaser Name	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	ELL & CO, F/B/O SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
Note Registration Number(s);	RJ-14; $3,000,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

The Northern Trust Company
Chicago, IL 60607
ABA No.: 071 000 152
SWIFT/BIC: CNORUS44
Acct. Name: Trust Services
Acct. No.: 518 604 1000
Reference: Attn: Income Collection, Acct# 44-72417; SFBLIC – FIXED INCOME; CURTISS-WRIGHT CORPORATION; 23157# AK5; RJ-14

with sufficient information to identify the source and application of such funds, including the interest amount, principal amount, premium amount, etc.
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

	PPN:	23157# AK5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices relating to payments	The Northern Trust Company Attn: Income Collections
801 S Canal St
Chicago, IL 60607
ICPHYS@ntrs.com

With a copy to:
Inv_Acctg-pp@sfbli.com
Address / Fax # / Email for audit confirmation requests:	By electronic delivery to:
ICPHYS@ntrs.com
Address / Fax # / Email for all other communications, including waivers, amendments, consents and financial information:	By electronic delivery to: Attn: Securities Management PrivatePlacements@sfbli.com
Instructions re Delivery of Note(s)	The Northern Trust Company
Trade Securities Processing 32nd floor
333 S Wabash Ave
Chicago, Illinois 60604
With an electronic copy of the transmittal to:
PrivatePlacements@sfbli.com

Purchaser Schedule – A-40

Purchaser Name	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
Signature Block Format	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By: _________________________________________
Name: David Divine
Title: Director – Securities Management
Tax Identification Number	64-0283583 (Southern Farm Bureau Life Insurance Company)
36-6412623 (ELL & Co)

Purchaser Schedule – A-41

Purchaser Name	USAA LIFE INSURANCE COMPANY
Name in Which to Register Note(s)	USAA LIFE INSURANCE COMPANY
Note Registration Number(s);	RJ-15; $11,700,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

Bank: The Northern Trust Company
ABA Number: 071000152
BIC: CNORUS44XXX
A/C Number: 5186041000
FFC Account Name: USAA Life Insurance Co
FFC Account BIC: CNORGB22XXX
FFC Account Number: 26-11042

Ref: “Accompanying Information” below
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

	PPN:	23157# AK5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices and communications	12147362337@tls.ldsprod.com Privatetransactionsteam@blackrock.com
Instructions re Delivery of Note(s)	The Northern Trust Company
Trade Securities Processing, 32nd floor Northern
333 S. Wabash Ave Chicago, IL 60604
(in cover letter reference note amount, acct name, and bank custody account #)

Copy of note and transmittal to: hui.chen@blackrock.com
Signature Block Format	USAA LIFE INSURANCE COMPANY
By: BlackRock Financial Management, Inc., as investment manager

By:______________________________
Name:
Title:
Tax Identification Number	74-1472662

Purchaser Schedule – A-42

Purchaser Name	USAA LIFE INSURANCE COMPANY OF NEW YORK
Name in Which to Register Note(s)	USAA LIFE INSURANCE COMPANY OF NEW YORK
Note Registration Number(s);	RJ-16; $300,000
Principal Amount(s)
Payment on account of Note(s)

Method	Wire Transfer

Bank: The Northern Trust Company
ABA Number: 071000152
BIC: CNORUS44XXX
A/C Number: 5186041000
FFC Account Name: USAA Life Insurance Co of NY
FFC Account BIC: CNORGB22XXX
FFC Account Number: 26-11044

Ref: “Accompanying Information” below
Accompanying Information	Name of Company:	CURTISS-WRIGHT CORPORATION

Description of Security:

3.10% Series J Senior Guaranteed Notes due August 13, 2030

	PPN:	23157# AK5

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.
Address / Fax # / Email for all notices and communications	18177640814@tls.ldsprod.com Privatetransactionsteam@blackrock.com
Instructions re Delivery of Note(s)	The Northern Trust Company
Trade Securities Processing, 32nd floor Northern
333 S. Wabash Ave Chicago, IL 60604
(in cover letter reference note amount, acct name, and bank custody account #)

Copy of note and transmittal to: hui.chen@blackrock.com
Signature Block Format	USAA LIFE INSURANCE COMPANY OF NEW YORK
By: BlackRock Financial Management, Inc., as investment manager

By:______________________________
Name:
Title:
Tax Identification Number	16-1530706

Purchaser Schedule – A-43

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Provision” is defined in Section 9.7(a).

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” is defined in Section 17.3.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Asset Disposition” means any Transfer except:

(a)         any

(i)         Transfer from a Subsidiary to the Company or a Wholly-Owned Subsidiary;

(ii)         Transfer from the Company to a Wholly-Owned Subsidiary; and

(iii)         Transfer from the Company or a Wholly-Owned Subsidiary to a Subsidiary (other than a Wholly-Owned Subsidiary) or from a Subsidiary to another Subsidiary, which in either case is for Fair Market Value;

so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists; and

(b)          any Transfer made in the ordinary course of business and involving only property that is either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials that are obsolete or inoperative.

“Assured Obligation” means any Indebtedness or other obligation or liability.

Schedule B-1

“Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Stock” means any class of capital stock, share capital or similar equity interest of a Person.

“Change in Control” is defined in Section 8.3(g).

“Change in Control Offer Response Date” is defined in Section 8.3(c).

“Change in Control Proposed Prepayment Date” is defined in Section 8.3(b).

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the introductory paragraph of this Agreement or any successor that becomes such in the manner prescribed in Section 10.2.

“Competitor” means any Person which is involved, directly or indirectly, to a material extent in the business of providing highly engineered valves, pumps, motors, generators, electronics, systems and related products that regulate the flow of liquids and gases in severe service environments in power generation, oil and gas processing, naval defense and general industrial, or provides ruggedized shipboard enclosures and electronic subsystems for the defense market, or provides tactical data link software for aerospace and defense markets, or provides applications for flight controls and testing, mechanical actuation and drive systems, sensing and electronic computing system applications services or metal treatment services that enhance the performance and extend the life of critical components utilized in aerospace,

Schedule B-2

automotive/transportation, power generation and general industrial markets; provided that in no event shall any Institutional Investor that maintains purely passive investments in any Person that is a Competitor be deemed a Competitor.

“Confidential Information” is defined in Section 20.

“Consolidated Debt” means, as of any date of determination, the total of all Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Net Income for such period, plus (b) Consolidated Interest Charges for such period, plus (c) consolidated foreign, federal and state income tax expenses for such period, plus (d) depreciation and amortization for such period, plus (e) extraordinary losses for such period, minus (f) extraordinary gains for such period.

“Consolidated Interest Charges” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ended on such date, including, in any event, interest expense with respect to Indebtedness of the Company and its Subsidiaries, interest expense for the relevant period that has been capitalized on the balance sheet and interest expense with respect to any Deemed Debt.

“Consolidated Net Income” means, for any period, the net income (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

“Consolidated Net Worth” means, as of any date, the sum of (a) total stockholders’ equity in the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP, minus (b) to the extent included in clause (a), all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus (c) any increase in the amount of Consolidated Net Worth attributable to a write up in the book value of any asset on the books of the Company and its Subsidiaries resulting from a revaluation thereof subsequent to December 31, 2019, minus (d) the amounts, if any, at which any shares of capital stock of the Company or any Subsidiary appear as an asset on the balance sheet from which Consolidated Net Worth is determined for purposes of this definition

“Consolidated Total Assets” means, as of any date, the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such date prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

Schedule B-3

“Consolidated Total Capitalization” means, as of any date, the sum of Consolidated Net Worth and Consolidated Debt.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Control Event” is defined in Section 8.3(h).

“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.

“C-W Controls” is defined in the introductory paragraph of this Agreement.

“C-W Electro-Mechanical” is defined in the introductory paragraph of this Agreement.

“C-W Flow” is defined in the introductory paragraph of this Agreement.

“C-W Flow Control Service” is defined in the introductory paragraph of this Agreement.

“C-W Surface” is defined in the introductory paragraph of this Agreement.

“Debt” means, with respect to any Person, at any time, without duplication,

(a)         its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock to the extent such redemption obligations are required to be paid with cash or other consideration (other than shares of Capital Stock);

(b)         its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)         all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d)         all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

(e)         any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Schedule B-4

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

“Debt Prepayment Application” means, with respect to any Transfer of any property, the application by any Obligor or any Subsidiary, as the case may be, of cash in an amount equal to the Net Proceeds with respect to such Transfer to pay Senior Debt (other than (a) Senior Debt owing to the Company or any of its Subsidiaries or any Affiliate and (b) Senior Debt in respect of any revolving credit or similar facility providing any Obligor or any such Subsidiary with the right to obtain loans or other extensions of credit from time to time, unless in connection with such payment of Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt), provided that in the course of making such application the Issuers shall offer to prepay each outstanding Note, in accordance with Section 8.4, in a principal amount which equals the Ratable Portion of the holder of such Note in respect of such Transfer. If any holder of a Note rejects such offer of prepayment, then, for purposes of the preceding sentence only, the Obligors nevertheless will be deemed to have paid Senior Debt in an amount equal to the Ratable Portion of the holder of such Note in respect of such Transfer.

“Debt Prepayment Transfer” is defined in Section 8.4(a).

“Deemed Debt” means the amount of indebtedness incurred by the Company and its consolidated Subsidiaries and any special purpose corporation or trust which is an Affiliate of the Company or any of its Subsidiaries in connection with any accounts receivable or inventory financing facility, whether or not shown on the balance sheet of the Company or such Subsidiary in accordance with GAAP to the extent not included in the definition of Indebtedness. For purposes of determining the amount of Deemed Debt incurred by any Person in connection with any accounts receivable or inventory financing transaction, the amount of all contingent obligations of such Person shall be included as well as non-recourse indebtedness incurred in connection with such transaction. Deemed Debt shall not include operating leases.

“Deemed Guarantor” means a Person who is deemed subject to a Guarantee in respect of any Assured Obligation of another Person (the “Deemed Obligor”) because such Person directly or indirectly guarantees, becomes surety for, endorses, assumes, agrees to indemnify the Deemed Obligor against, or otherwise agrees, becomes or remains liable (contingently or otherwise) for, such Assured Obligation.

“Deemed Obligor” shall have the meaning set forth in the definition of “Deemed Guarantor”.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest per annum that is the greater of (a) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2% over the rate of interest publicly announced from time to time by JPMorgan Chase Bank, N.A. in New York, New York as its “base” or “prime” rate.

Schedule B-5

“Delaware LLC” and “Delaware LLCs” means, individually and collectively, any limited liability company organized or formed under the laws of the State of Delaware.

“Delaware Divided LLC” means any Delaware LLC which has been formed upon consummation of a Delaware LLC Division.

“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.

“Disposition Value” means, at any time, with respect to any property

(a)         in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company, and

(b)         in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding Capital Stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such Capital Stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof in good faith by the Company.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with any Issuer under section 414 of the Code.

Schedule B-6

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, at any date of determination and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

“FATCA” means Sections 1471 through 1474 of the Code as of the date hereof, and any substantially similar amendments thereto and any current or future regulations or official interpretations thereof.

“Financial Covenant” means any covenant (whether set forth as a covenant, undertaking, event of default, restriction or other provision) that requires the Company or any Material Subsidiary to achieve or maintain a stated level of financial condition or performance and includes, without limitation, any requirement that the Company or any Material Subsidiary:

(a)         maintain a specified level of net worth, shareholders’ equity, total assets, cash flow or net income;

(b)         maintain any relationship of any component of its capital structure to any other component thereof (including, without limitation, the relationship of indebtedness, senior indebtedness or subordinated indebtedness to total capitalization or to net worth); or

(c)         maintain any measure of its ability to service its indebtedness (including, without limitation, exceeding any specified ratio of revenues, cash flow or net income to indebtedness, interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness).

“Financing Documents” means the Notes, this Agreement and the Subsidiary Guarantee, and each other document, guaranty, instrument or agreement delivered in connection with the transactions contemplated hereby, as each may be amended, restated or otherwise modified from time to time.

“foreign Purchaser” is defined in Section 14.3(b).

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia.

“GAAP” means (a) generally accepted accounting principles as in effect from time to time in the United States of America and (b) IFRS at any time that the Company prepares its financial statements in accordance with IFRS.

“Governmental Authority” means

(a)         the government of

Schedule B-7

(i)         the United States of America or any State or other political subdivision thereof, or

(i)         any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)         any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental office or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guarantee” means (a) to purchase or assume, or to supply funds for the payment, purchase or satisfaction of, an Assured Obligation, (b) to make any loan, advance, capital contribution or other investment in, or to purchase or lease any property or services from, a Deemed Obligor (i) to maintain the solvency of a Deemed Obligor, (ii) to enable a Deemed Obligor to meet any other financial condition, (iii) to enable a Deemed Obligor to satisfy any Assured Obligation or to make any Restricted Payment or any other payment, or (iv) to assure the holder of such Assured Obligation against loss, (c) to purchase or lease property or services from a Deemed Obligor regardless of the nondelivery of or failure to furnish of such property or services, or (d) in respect of any other transaction the effect of which is to assure the payment or performance (or payment of damages or other remedy in the event of nonpayment or nonperformance) of any Assured Obligation. Without limitation, a Guarantee shall be deemed to exist if a Deemed Guarantor agrees, becomes or remains liable (contingently or otherwise), directly or indirectly for any of the foregoing.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)         to purchase such indebtedness or obligation or any property constituting security therefor;

(b)         to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)         to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

Schedule B-8

(d)         otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule , “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“IFRS” means, collectively:

(a)         each International Financial Reporting Standard;

(b)         International Accounting Standards (IAS); and

(c)         Interpretations

where:

(x)         “International Financial Reporting Standard” means each financial reporting standard issued by the International Accounting Standards Board (IASB);

(y)         “International Accounting Standards” means the financial reporting standards issued by the International Accounting Standards Committee of the IASB; and

(z)         “Interpretations” means the explanations from time to time of the application of International Financial Reporting Standards to particular transactions, arrangements or circumstances (issued by the International Financial Reporting Interpretations Committee of the IASB or its predecessor, the Standing Interpretations Committee, as each may be amended from time to time.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)          all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)         all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial but excluding standby letters of credit issued for the account of such Person in connection with bids on proposed contracts by such Person), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

Schedule B-9

(c)         net obligations of such Person under any Swap Contract;

(d)         all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

(e)         indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)         capital leases and Synthetic Lease Obligations;

(g)         all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h)         all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any institutional accredited investor as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and any investment fund having assets of at least $100,000,000 that is in the business of investing in securities issued by other Persons, regardless of legal form.

“Issuers” is defined in the introductory paragraph of this Agreement.

“knowledge” when used with respect to any Issuer or any Responsible Officer to qualify a representation or warranty of such Issuer or such Responsible Officer, shall be deemed to be the actual knowledge of such Responsible Officer.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

Schedule B-10

“Make-Whole Amount” is defined in Section 8.8.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries, taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties and results of operations of the Company and its Subsidiaries, taken as a whole, (b) the ability of any Issuer to perform its obligations under this Agreement and the Notes, or of any Material Subsidiary to perform its obligations under the Subsidiary Guarantee or (c) the validity or enforceability of this Agreement, the Notes, or the Subsidiary Guarantee.

“Material Subsidiary” means, as of any date, any Subsidiary of the Company (a) which together with its Subsidiaries (determined on a consolidated basis), has assets with a book value greater than or equal to twenty percent (20%) of the Consolidated Total Assets of the Company and its Subsidiaries, as of the end of the most recently completed fiscal quarter for which financial information is then available, (b) which, together with its Subsidiaries (determined on a consolidated basis), has greater than twenty percent (20%) of the net revenues of the Company and Subsidiaries on a consolidated basis for the most recent fiscal quarter for which financial information is then available, all determined in accordance with GAAP, or (c) designated as a Material Subsidiary pursuant to Section 10.9.

“Metal” is defined in the introductory paragraph of this Agreement.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” is defined in Section 4.8.

“NAIC Annual Statement” is defined in Section 6.2(a).

“Net Proceeds” means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

(a)         the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

(b)         all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

“Net Worth Financial Covenant” means any covenant (whether set forth as a covenant, undertaking, event of default, restriction or other provision) that requires the Company or any Subsidiary, on a consolidated basis or otherwise, to achieve or maintain a specified level of net worth or shareholders’ equity.

“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company or any Subsidiary primarily for

Schedule B-11

the benefit of employees of the Company or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Notes” is defined in Section 1.

“Obligors” means, collectively, the Issuers and the Subsidiary Guarantors.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company or any Subsidiary, as the context may require, whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, joint venture, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by any Issuer or any ERISA Affiliate or with respect to which such Issuer or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interest) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Presentation” is defined in Section 5.3.

“Principal Credit Facility” means any agreement (including, without limitation, any note purchase agreement) or facility providing credit availability in excess of $150,000,000 to the Company and/or any of its Subsidiaries, as such agreement or facility may be amended, restated, supplemented or otherwise modified from time to time and together with increases, refinancings and replacements thereof, in whole or in part.

“Priority Debt” means, as of any date, (without duplication) the sum of (a) all outstanding Debt of any Subsidiary (other than (i) an Issuer or a Subsidiary Guarantor, (ii) Debt of any Subsidiary owing solely to the Company or any Wholly-Owned Subsidiary, or (iii) Debt

Schedule B-12

outstanding at the time such Person becomes a Subsidiary; provided that such Debt shall not have been incurred in contemplation of such Person becoming a Subsidiary ) and (b) all Debt of any Issuer or any Subsidiary Guarantor secured by any Lien (other than Liens under clauses (a) through (e) and clauses (g) through (m) of Section 10.7).

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Property Reinvestment Application” means, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds with respect to such Transfer to the acquisition by any Issuer or any Subsidiary of either (a) Capital Stock, whether directly or indirectly, in a new operating Subsidiary or (b) operating assets of a generally similar nature (excluding, for the avoidance of doubt, cash and cash equivalents), and, in each case, of at least equivalent Fair Market Value (less all ordinary and reasonable out of pocket costs and expenses actually incurred by such Person in connection with such Transfer and such acquisition) to the property so Transferred, engaged in or to be used in the principal business of the Issuers and their Subsidiaries as conducted immediately prior to such Transfer or in a business generally related to such principal business.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“QPAM Exemption” is defined in Section 6.2(d).

“Ratable Portion” means, in respect of any holder of any Note and any Transfer contemplated by the definition of Debt Prepayment Application, an amount equal to the product of

(a)         the Net Proceeds being offered to be applied to the payment of Senior Debt, multiplied by

(b)         a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of Senior Debt at the time of such Transfer determined on a consolidated basis in accordance with GAAP.

“Required Holders” means, at any time, (a) for purposes of the second sentence of Section 8.2 only, the holders of at least a majority in principal amount of the Series of Notes being offered to be prepaid at such time and (b) for all other purposes of this Agreement, the holders of at least a majority in principal amount of the Notes at the time outstanding (exclusive of, in the case of clauses (a) and/or (b), Notes then owned by the Company or any of its Affiliates).

Schedule B-13

“Responsible Officer” means any Senior Financial Officer and any other officer of any Issuer or any Subsidiary Guarantor with responsibility for the administration of the relevant portion of this Agreement or the Subsidiary Guarantee, as applicable.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Person thereof).

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Security” has the meaning set forth in Section 2(1) of the Securities Act.

“Senior Debt” means the Notes and any Debt of the Company or its Subsidiaries that by its terms is not in any manner subordinated in right of payment to any other unsecured Debt of the Company or any Subsidiary.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company or any Subsidiary, as the context may require.

“Series” means any one or more Series of Notes issued hereunder.

“Series J Notes” is defined in Section 1.1(a).

“Series K Notes” is defined in Section 1.1(b).

“Side Letter” is defined in Section 4.11.

“Source” is defined in Section 6.2.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

Schedule B-14

“Subsidiary Guarantee” is defined in Section 1.2.

“Subsidiary Guarantor” means any Subsidiary that has executed and delivered the Subsidiary Guarantee or the accession agreement thereto pursuant to the provisions of this Agreement and the Subsidiary Guarantee.

“Subsidiary Stock” means, with respect to any Person, the Capital Stock (or any options or warrants to purchase stock, shares or other Securities exchangeable for or convertible into stock or shares) of any Subsidiary of such Person.

“Successor Corporation” is defined in Section 10.2.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a holder or any Affiliate of a holder).

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, any transfer or issuance of any Subsidiary Stock and any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division. For purposes of determining the application

Schedule B-15

of the Net Proceeds in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding separate Net Proceeds. In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Consolidated Total Assets attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Total Assets attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

“Transfer Prepayment Date” is defined in Section 8.4(a).

“Transfer Prepayment Offer” is defined in Section 8.4(a).

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Voting Stock” means, with respect to any Person, capital stock (or other equity interests) of any class or classes of a corporation, an association or another business entity the holders of which are ordinarily, in the absence of contingencies, entitled to vote in the election of corporate directors (or individuals performing similar functions) of such Person or which permit the holders thereof to control the management of such Person, including general partnership interests in a partnership and membership interests in a limited liability company.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

Schedule B-16

SCHEDULE 1.2

Subsidiary Guarantors

DY4, Inc.

Williams Controls, Inc.

Schedule 3

SCHEDULE 3

PAYMENT INSTRUCTIONS AT THE CLOSING

Payments by wire should be made to:

Bank:	BNY Mellon Bank
500 Ross Street
Pittsburgh, PA
ABA:	043 000 261
Account:	166-3113
Account Name:	Curtiss-Wright Corporation

Schedule 3

SCHEDULE 4.9

CHANGES IN CORPORATE STRUCTURE

None

Schedule 4.9

SCHEDULE 5.3

DISCLOSURE MATERIALS

None

Schedule 5.3

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY &
OWNERSHIP OF SUBSIDIARY STOCK

Curtiss-Wright Corporation and Subsidiaries

Name of Company	Jurisdiction of Organization	Equity Interest

Curtiss-Wright Corporation	Delaware
Metal Improvement Company, LLC	Delaware	100%	- CWST
Curtiss-Wright Surface Technologies, LLC	Delaware	100%	- CWC
Curtiss-Wright Surface Technologies AB	Sweden	100%	- MIC
Curtiss-Wright Electro-Mechanical Corporation	Delaware	100%	- CWFC
Curtiss-Wright Flow Control Corporation	New York	100%	- CWC
Curtiss-Wright Flow Control Company Canada	Nova Scotia, Canada	100%	- CWFC
Curtiss-Wright Flow Control Service, LLC	Delaware	100%	- CWC
Curtiss-Wright Flow Control (U.K.) Ltd.	England	100%	- CWCV
Curtiss-Wright Flow Control Korea Co Ltd.	Korea	100%	- CWFC
Curtiss-Wright Netherlands CV (Partnership)	Netherlands	44.56%	- CWCtrls
		2.55%	- CWC
		52.9%	- CWFC
Curtiss-Wright Netherlands BV	Netherlands	100%	- CWCV
Curtiss-Wright Controls, Inc.	Delaware	100%	- CWC
Curtiss-Wright Antriebstechnik, GmbH	Switzerland	99.95%	- CWCtrls
		0.05%	- CWC

Curtiss-Wright Controls (UK) Ltd.	England	100%	- CWCV
Curtiss-Wright Controls Integrated Sensing, Inc	Delaware	100%	- CWCtrls
Dy4, Inc.	Delaware	100%	- CWCtrls
Dy4 Systems, Inc.	Ontario, Canada	100%	- CWCtrls
Dy4 Systems UK Limited	England	100%	- D4S
Indal Technologies, Inc.	Ontario, Canada	100%	- CWCtrls
Novatronics, Inc.	Prince Edward Is.,	100%	- CWAT
Peerless Instrument Co., Inc.	New York	100%	- CWC
Penny & Giles Controls, Ltd	England	100%	- CWCLTD
Penny & Giles Aerospace, Ltd.	England	100%	- CWCLTD
Penny & Giles GmbH	Germany	100%	- CWBV
Primagraphics Limited	England	100%	- CWCLTD
Curtiss-Wright Controls Electronic Systems, Inc.	California	100%	- CWCtrls
Curtiss-Wright Controls AS	Norway	100%	- D4I
Solenoid Valve Closed Joint Stock Company Splav	Russia JV	50%	- CWFC
Curtiss-Wright Surface Technologies	Mexico	99%	- MIC
Mexico, S.A.de C.V.		1%	- CWST
Metal Improvement Company Technology Service

Schedule 5.4-1

(Suzhou) Ltd	China	100%	- MIC
Metal Improvement Company Technology Service
(Tianjin) Ltd	China	100%	- MIC
Curtiss-Wright Surface Technologies India Private	India	48.97%	- MIC
Limited		51.03%	- CWST
Metal Improvement GmbH	Switzerland	100%	- MIC
Curtiss-Wright (Tianjin) Flow Control Co. Ltd.	China	100%	- CWFC
Curtiss-Wright Surface Technologies SP. z.o.o	Poland	100%	- CWSTAB
Curtiss-Wright Surface Technologies, Unipessoal Lda.	Portugal	100%	- CCRS
Component Coatings and Repair Services Ltd.	England	100%	- CWCV
EST Group, Inc.	Pennsylvania	100%	- CWFC
EST Group B.V.	Netherlands	100%	- CWFC
Farris Brasil Industria de Valvulas Ltda.	Brazil	50%	- CWFC
		50%	- CWC
Nova Machine Products, Inc.	Delaware	100%	- CWFSC
Curtiss-Wright Controls de Mexico, S.A.de C.V.	Mexico	99.98%	- CWIS
		0.02%	- CWCtrls
The Parvus Corporation	Utah	100%	- CWCtrls
Curtiss-Wright Controls Costa Rica, S.A.	Costa Rica	100%	- CWCtrls
ACRA Control Inc.	Maryland	100%	- CWCtrls
ACRA Control Limited	Ireland	100%	- CWCLTD
Arens Controls Company LLC	Illinois	100%	- CWCtrls
Mechetronics Asia Limited	Hong Kong	100%	- CWCLTD
Teletronics Technology Corporation	Delaware	100%	- CWCtrls
Tactical Communications Group LLC	Delaware	100%	- TTC
901D Holdings, LLC	Delaware	100%	- PIC
901D LLC	New York	100%	- 901D
Dyna-Flo Control Valve Services Ltd	Alberta, Canada	100%	- CWFC
D-Flo Services Inc.	Texas	100%	- DFC
Dyna-Flo Control Valve Services Dalian Ltd	China	100%	- DFC
IMR Test Labs - Singapore Pte. Ltd.	Singapore	100%	- MIC
Williams Controls Inc.	Delaware	100%	- CWCtrls
Williams Controls Industries, Inc.	Delaware	100%	- WCI
Williams Controls India Private Limited	India	99%	- WCI
		1%	- WCII
Williams Controls Europe GmbH	Germany	100%	- WCI
Williams (Suzhou) Controls Co. Ltd	China	100%	- WCI
Exlar Corp.	Minnesota	100%	- CWCtrls
Exlar Europe GmbH	Germany	100%	- EXL
A.P. Services LLC	Delaware	100%	- CWFSC

Schedule 5.4-2

CWFC Phonix Group Gmbh	Germany	100%	- CWLTD
Phonix Armaturen-Werke Bregel Gmbh	Germany	100%	- STR
Phonix Armaturen-Beteiligungs-Gesellschaft mit beschrankter Haftung	Germany	100%	- PAWB
PAW SARL	France	100%	- PAWB
Daume Regelarmaturen Gesellschaft mit beschrankter Haftung	Germany	100%	- CWFCP
Strack Gmbh	Germany	100%	- CWFCP

KEY
CCRS - Component Coatings and Repair Services Ltd.
CWAT - Curtiss-Wright Antriebstechnik, GmbH
CWBV - Curtiss-Wright Netherlands BV
CWC – Curtiss-Wright Corporation
CWCLTD - Curtiss-Wright Controls (UK) Ltd.
CWCtrls – Curtiss-Wright Controls, Inc.
CWCV - Curtiss-Wright Netherlands CV
CWEMC - Curtiss-Wright Electro-Mechanical Corporation
CWFC – Curtiss-Wright Flow Control Corporation
CWFCP - CWFC Phonix Group Gmbh
CWFSC – Curtiss-Wright Flow Control Service, LLC
CWIS – Curtiss-Wright Integrated Sensing, Inc.
CWLTD - - Curtiss-Wright Flow Control (UK) Ltd.
CWST – Curtiss-Wright Surface Technologies, LLC
CWSTAB - Curtiss-Wright Surface Technologies AB
D4I – Dy 4, Inc.
D4S – Dy 4 Systems, Inc.
DFC - Dyna-Flo Control Valve Services Ltd
EXL - Exlar Corp.
MIC – Metal Improvement Company, LLC
PAWB - Phonix Armaturen-WerkeBregel Gmbh
PIC - Peerless Instrument Co., Inc.
STR - Strack Gmbh
TTC -Teletronics Technology Corporation
WCI - Williams Controls Inc.
WCII - Williams Controls Industries Inc.
901D - 901D Holdings, LLC

Schedule 5.4-3

SCHEDULE 5.5

FINANCIAL STATEMENTS

Annual Report for the fiscal year ending December 31, 2019, and corresponding financial statements as filed with the United States Securities and Exchange Commission on Forms 10-K for same period.

Schedule 5.5

SCHEDULE 5.8

CERTAIN LITIGATION

SIGNIFICANT OUTSTANDING LEGAL PROCEEDINGS AGAINST CURTISS-WRIGHT CORPORATION AND CONSOLIDATED SUBSIDIARIES

None

Schedule 5.8

SCHEDULE 5.10

TITLE TO PROPERTY

None

Schedule 5.10

SCHEDULE 5.11

LICENSES & PERMITS

None

Schedule 5.11

SCHEDULE 5.12

ERISA AFFILIATES, EMPLOYEE BENEFIT PLANS

Benefit Plans

Curtiss-Wright Corporation Retirement Plan

Curtiss-Wright Corporation Savings & Investment Plan

Curtiss-Wright Electro Mechancial Division Pension Plan (CWEMC only)

Curtiss-Wright Corporation Executive Deferred Compensation Plan

Curtiss-Wright Corporation Employee Stock Purchase Plan

Curtiss-Wright Corporation Benefits Restoration Plan

Curtiss-Wright Corporation Employee Health Benefit Plans (medical, dental and prescription)

Curtiss-Wright Corporation Tuition Plan (not offered at MIC)

Curtiss-Wright Corporation Life Insurance

Curtiss-Wright Corporation Long Term Disability

Curtiss-Wright Corporation Salary Continuation Plan

Curtiss-Wright Corporation Flexible Spending Account

Curtiss-Wright Corporation Business Travel Accident Insurance

Curtiss-Wright Corporation Voluntary Accident Insurance

Curtiss-Wright Corporation Survivor Support Plan

Curtiss-Wright Corporation Severance Allowance Plans

Curtiss-Wright Corporation Legal Plan

Curtiss-Wright Corporation Son’s & Daughter’s Scholarship Program

Curtiss-Wright Group Legal Plan

Curtiss-Wright Group Financial Planning Plan

Curtiss-Wright Corporation Long Term Incentive Program

Curtiss-Wright Corporation Incentive Compensation Program

Curtiss-Wright Corporation Short Term Disability (NJ, NY, CA)

Curtiss-Wright Corporation Relocation Program

Curtiss-Wright Financial Planning Program (Officer plan)

Curtiss-Wright Executive Physical Plan (Officer and VP/GM level only)

Washington Group International, Inc. Government Services Executive Pension Plan

Curtiss-Wright Corporation Retirement Savings Restoration Plan

Schedule 5.12

SCHEDULE 5.15

EXISTING DEBT IN EXCESS OF $1,000,000

Debt

Fourth Amended and Restated Credit Agreement dated October 17, 2018 among the Issuers, certain other subsidiaries of the Company, Bank of America, N.A., as administrative agent and the lenders party thereto. The facility offers a maximum of $500 million over five years to the Company. The facility expires October 17, 2023.

$100MM in 3.84% Series D Senior Guaranteed Notes due December 1, 2021.

$200MM in 4.24% Series E Senior Guaranteed Notes due December 1, 2026.

$202.5MM in 3.70% Series F Senior Guaranteed Notes due February 26, 2023.

$90MM in 3.85% Series G Senior Guaranteed Notes due February 26, 2025.

$67.5MM 4.05% Series H Senior Guaranteed Notes due February 26, 2028.

$90MM 4.11% Series I Senior Guaranteed Notes due September 26, 2028.

Schedule 5.15

SCHEDULE 5.16

FOREIGN ASSETS CONTROL REGULATIONS

On January 29, 2020 Curtiss-Wright filed an Initial Notice of Voluntary Self-Disclosure of certain activity that may have violated the Ukraine-Related Sanctions Regulations codified at 31 CFR 589, and Directive 3 under Executive Order 13662, “Blocking Property of Additional Persons Contributing to the Situation in Ukraine” (“Directive 3”). Curtiss-Wright has retained outside counsel to conduct an investigation into this matter in order to identify the root cause, implement appropriate remedial measures, and provide OFAC with a supplement to the Initial disclosure. The investigation revealed that two long-time customers were not originally captured by newly implemented Russian sanctions. Sometime in 2019, and unbeknown to Curtiss-Wright, both customers were “acquired” by a sanctioned company. Change of ownership resulted in beneficial ownership sanctions now capturing our two long-time customers.

Newly implemented sanctions prohibit credit terms over 30 days. Curtiss-Wright terms were more than 30 days. A contracts administrator believing he needed to modify the existing invoices for product already shipped, changed the terms to 30 days so banks would allow payments. Counsel has classified this matter as a low to medium infraction that may result in a fine. Counsel has noted that there are two mitigating factors regarding the infraction: (i) the individual acted individually and not with consent of management, and (ii) the individual’s employment was terminated upon discovery of the actions. We do not believe this will result in a material adverse effect.

Schedule 5.16

EXHIBIT 1.1(a)

FORM OF SERIES J NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

CURTISS-WRIGHT CORPORATION
CURTISS-WRIGHT CONTROLS, INC.
METAL IMPROVEMENT COMPANY, LLC
CURTISS-WRIGHT FLOW CONTROL CORPORATION
CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC
CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION
CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC

3.10% SERIES J SENIOR GUARANTEED NOTE DUE AUGUST 13, 2030

No. RJ-[____]	[Date]
$[______]	PPN: 23157# AK5

FOR VALUE RECEIVED, each of the undersigned, CURTISS-WRIGHT CORPORATION, a Delaware corporation (together with its successors and assigns, the “Company”), CURTISS-WRIGHT CONTROLS, INC., a Delaware corporation (together with its successors and assigns, “C-W Controls”), METAL IMPROVEMENT COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, “Metal”), CURTISS-WRIGHT FLOW CONTROL CORPORATION, a New York corporation (together with its successors and assigns, “C-W Flow”), CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC, a Delaware limited liability company (together with its successors and assigns “C-W Flow Control Service”), CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION, a Delaware corporation (together with its successors and assigns “C-W Electro-Mechanical”) and CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC, a Delaware limited liability company (“C-W Surface” and together with the Company, C-W Controls, Metal, C-W Flow, C-W Flow Control Service and C-W Electro-Mechanical, individually, an “Issuer” and collectively, the “Issuers”), hereby jointly and severally promises to pay to [_______________________] or registered assigns, the principal sum of [____________________] DOLLARS ($[____________]) on August 13, 2030 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 3.10% per annum from the date hereof, payable semiannually, on the 13th day of February and August in each year, commencing with the February 13th or August 13th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below),

Exhibit 1.1(a)

payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at the Default Rate (as defined in the Note Purchase Agreement referred to below).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Issuers shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series J Senior Guaranteed Notes (herein called the “Notes”) issued pursuant to that certain Note Purchase Agreement, dated as of August 13, 2020 (as from time to time amended, the “Note Purchase Agreement”), between the Issuers and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (a) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) to have made the representations set forth in Section 6 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuers will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Exhibit 1.1(a)

THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

CURTISS-WRIGHT CORPORATION CURTISS-WRIGHT CONTROLS, INC. METAL IMPROVEMENT COMPANY, LLC
CURTISS-WRIGHT FLOW CONTROL CORPORATION
CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC
CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION
CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC

By:
Name:
Title:

Exhibit 1.1(a)

EXHIBIT 1.1(b)

FORM OF SERIES K NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

CURTISS-WRIGHT CORPORATION
CURTISS-WRIGHT CONTROLS, INC.
METAL IMPROVEMENT COMPANY, LLC
CURTISS-WRIGHT FLOW CONTROL CORPORATION
CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC
CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION
CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC

3.20% SERIES K SENIOR GUARANTEED NOTE DUE AUGUST 13, 2032

No. RK-[____]	[Date]
$[______]	PPN: 23157# AL3

FOR VALUE RECEIVED, each of the undersigned, CURTISS-WRIGHT CORPORATION, a Delaware corporation (together with its successors and assigns, the “Company”), CURTISS-WRIGHT CONTROLS, INC., a Delaware corporation (together with its successors and assigns, “C-W Controls”), METAL IMPROVEMENT COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, “Metal”), CURTISS-WRIGHT FLOW CONTROL CORPORATION, a New York corporation (together with its successors and assigns, “C-W Flow”), CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC, a Delaware limited liability company (together with its successors and assigns “C-W Flow Control Service”), CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION, a Delaware corporation (together with its successors and assigns “C-W Electro-Mechanical”) and CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC, a Delaware limited liability company (“C-W Surface” and together with the Company, C-W Controls, Metal, C-W Flow, C-W Flow Control Service and C-W Electro-Mechanical, individually, an “Issuer” and collectively, the “Issuers”), hereby jointly and severally promises to pay to [_______________________] or registered assigns, the principal sum of [____________________] DOLLARS ($[____________]) on August 13, 2032 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 3.20% per annum from the date hereof, payable semiannually, on the 13th day of February and August in each year, commencing with the February 13th or August 13th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below),

Exhibit 1.1(b)-1

payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate (as defined in the Note Purchase Agreement referred to below).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Issuers shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series K Senior Guaranteed Notes (herein called the “Notes”) issued pursuant to that certain Note Purchase Agreement, dated as of August 13, 2020 (as from time to time amended, the “Note Purchase Agreement”), between the Issuers and the respective purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (a) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) to have made the representations set forth in Section 6 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuers will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Exhibit 1.1(b)-1

THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

CURTISS-WRIGHT CORPORATION
CURTISS-WRIGHT CONTROLS, INC.
METAL IMPROVEMENT COMPANY, LLC
CURTISS-WRIGHT FLOW CONTROL CORPORATION
CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC
CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION
CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC

By:
Name:
Title:

Exhibit 1.1(b)-1

EXHIBIT 1.2

FORM OF SUBSIDIARY GUARANTEE

Exhibit 1.2-1

Execution Version

SUBSIDIARY GUARANTEE AGREEMENT

This SUBSIDIARY GUARANTEE AGREEMENT (as the same may hereafter be amended, supplemented or otherwise modified, this “Guarantee”), dated as of August 13, 2020, is by each of the entities on the signature page hereto under the heading “Subsidiary Guarantors” (together with their successors and assigns, the “Subsidiary Guarantors” and each individually a “Subsidiary Guarantor”) in favor of the Noteholders (defined below).

RECITALS:

WHEREAS, each Subsidiary Guarantor is a direct or indirect Subsidiary of Curtiss-Wright Corporation, a Delaware corporation (together with its successors and assigns, the “Company”);

WHEREAS, the Company, Curtiss-Wright Controls, Inc., a Delaware corporation (together with its successors and assigns, “C-W Controls”), Metal Improvement Company, LLC, a Delaware limited liability company (together with its successors and assigns, “Metal”), Curtiss-Wright Flow Control Corporation, a New York corporation (together with its successors and assigns, “C-W Flow”), Curtiss-Wright Flow Control Service, LLC, a Delaware limited liability company (together with its successors and assigns, “C-W Flow Control Service”), Curtiss-Wright Electro-Mechanical Corporation, a Delaware corporation (together with its successors and assigns, “C-W Electro-Mechanical”) and Curtiss-Wright Surface Technologies, LLC, a Delaware limited liability company (together with its successors and assigns, “C-W Surface” and together with the Company, C-W Controls, Metal, C-W Flow, C-W Electro-Mechanical and C-W Flow Control Service, individually, an “Issuer” and collectively, the “Issuers”) have entered into a certain Note Purchase Agreement, dated as of the date hereof (as may be amended, modified, restated or replaced from time to time, the “Note Purchase Agreement”), with each of the Purchasers listed on Schedule A attached thereto (collectively, the “Purchasers”, and together with their successors and assigns including, without limitation, future holders of the Notes (defined below), herein collectively referred to as the “Noteholders”), pursuant to which the Issuers, among other things, are issuing to the Purchasers (a) $150,000,000 aggregate principal amount of their joint and several 3.10% Series J Senior Guaranteed Notes due August 13, 2030 (including any amendments, restatements or modifications from time to time, the “Series J Notes”) and (b) $150,000,000 aggregate principal amount of their joint and several 3.20% Series K Senior Guaranteed Notes due August 13, 2032 (including any amendments, restatements or modifications from time to time, the “Series K Notes”, and together with the Series J Notes, collectively, the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement); and

WHEREAS, to induce each Purchaser to purchase the Notes and as a condition precedent to the consummation of the transactions contemplated by the Note Purchase Agreement, each Subsidiary Guarantor is required pursuant to the Note Purchase Agreement to guaranty jointly and severally and unconditionally all of the obligations of the Issuers under and in respect of the Notes, the Note Purchase Agreement and the other Financing Documents pursuant to the terms and provisions hereof.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, each of the Subsidiary Guarantors hereby agrees as follows:

1.	DEFINITIONS.

All capitalized terms used herein and not defined herein have the respective meanings given them in the Note Purchase Agreement.

2.	GUARANTEE.

2.1.	Guarantied Obligations.

Each Subsidiary Guarantor, in consideration of the execution and delivery of the Note Purchase Agreement and the purchase of the Notes by the Purchasers, hereby irrevocably, unconditionally, and absolutely guarantees, on a joint and several and continuing basis with each other Subsidiary Guarantor, to each Noteholder as and for such Subsidiary Guarantor’s own debt, until final and indefeasible payment of the amounts referred to in clause (a) below has been made:

(a)     the due and punctual payment by the Issuers of the principal of, and interest, and the Make-Whole Amount (if any) on, the Notes at any time outstanding and the due and punctual payment of all other amounts payable, including, without limitation, all fees and expenses and all other Debt owing by the Issuers to the Noteholders under the Note Purchase Agreement, the Notes and the other Financing Documents (including, without limitation, monetary obligations incurred during the pendency of any bankruptcy, insolvency, winding-up, receivership or other similar proceeding regardless of whether allowed or allowable in such proceeding including, without limitation, interest accrued on the Notes during any such proceeding), in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof; it being the intent of each Subsidiary Guarantor that the guarantee set forth herein shall be a continuing guarantee of payment and not a guarantee of collection; and

(b)    the punctual and faithful performance, keeping, observance, and fulfillment by the Issuers of all duties, agreements, covenants and obligations of the Issuers contained in the Note Purchase Agreement, the Notes and the other Financing Documents.

All of the obligations set forth in clause (a) and clause (b) of this Section 2.1 are referred to herein as the “Guarantied Obligations”.

2.2.	Payments and Performance.

In the event that the Issuers fail to make, on or before the due date thereof, any payment to be made in respect of the Guarantied Obligations or if the Issuers shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (a) or clause (b) of Section 2.1 in the manner provided in the Note Purchase Agreement, the Notes and the other Financing

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Documents, the Subsidiary Guarantors shall cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations in respect of which such failure has occurred in accordance with the terms and provisions of the Note Purchase Agreement, the Notes and the other Financing Documents. In furtherance of the foregoing, if an Event of Default shall exist, all of the Guarantied Obligations shall, upon notice provided to the Subsidiary Guarantors by the Required Holders, forthwith become due and payable without further notice, regardless of whether the acceleration of the Notes shall be stayed, enjoined, delayed or otherwise prevented.

2.3.	Releases.

Each Subsidiary Guarantor consents and agrees that, without any notice whatsoever to or by such Subsidiary Guarantor and without impairing, releasing, abating, deferring, suspending, reducing, terminating or otherwise affecting the obligations of such Subsidiary Guarantor hereunder, each Noteholder, by action or inaction, may:

(a)    compromise or settle, renew or extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Note Purchase Agreement, the Notes, any other Financing Document or any other guarantee or agreement or instrument related thereto or hereto;

(b)    assign, sell or transfer, or otherwise dispose of, any one or more of the Notes;

(c)    grant waivers, extensions, consents and other indulgences of any kind whatsoever to any Issuer, any Subsidiary Guarantor or any other Person liable in any manner in respect of all or any part of the Guarantied Obligations;

(d)    amend, modify or supplement in any manner whatsoever and at any time (or from time to time) any one or more of the Note Purchase Agreement, the Notes, any other Financing Document, any other guarantee or any agreement or instrument related thereto or hereto;

(e)    release or substitute any one or more of the Subsidiary Guarantors, the endorsers or any other guarantors of the Guarantied Obligations whether parties hereto or not, or obtain any additional endorsers or any other guarantors of the Guarantied Obligations; and

(f)    sell, exchange, release, accept, surrender or enforce rights in, or fail to obtain or perfect or to maintain, or caused to be obtained, perfected or maintained, the perfection of any Lien or other security interest or charge on, by action or inaction, any property at any time pledged or granted as security in respect of the Guarantied Obligations, whether so pledged or granted by any Issuer, any Subsidiary Guarantor or any other Person.

Each Subsidiary Guarantor hereby ratifies and confirms any such action specified in this Section 2.3 and agrees that the same shall be binding upon such Subsidiary Guarantor, whether

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or not such Subsidiary Guarantor shall have consented thereto or received notice thereof. Each Subsidiary Guarantor hereby waives any and all defenses, counterclaims or offsets which such Subsidiary Guarantor might or could have by reason thereof.

2.4.	Waivers.

To the fullest extent permitted by law, each Subsidiary Guarantor hereby waives:

(a)    notice of acceptance of this Guarantee;

(b)    notice of any purchase or acceptance of the Notes under the Note Purchase Agreement, or the creation, existence or acquisition of any of the Guarantied Obligations, subject to such Subsidiary Guarantor’s right to make inquiry of each Noteholder to ascertain the amount of the Guarantied Obligations at any reasonable time;

(c)     notice of the amount of the Guarantied Obligations, subject to such Subsidiary Guarantor’s right to make inquiry of each Noteholder to ascertain the amount of the Guarantied Obligations at any reasonable time;

(d)    notice of adverse change in the financial condition of the Issuers or any other guarantor or any other fact that might increase such Subsidiary Guarantor’s risk hereunder;

(e)     notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument;

(f)       except to the extent set forth in Section 2.2 hereof, notice of any Default or Event of Default;

(g)    all other notices and demands to which such Subsidiary Guarantor might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to such Subsidiary Guarantor under this Guarantee);

(h)    the right by statute or otherwise to require any or each Noteholder to institute suit against any Issuer, any Subsidiary Guarantor or any other guarantor or to exhaust the rights and remedies of any or each Noteholder against any Issuer, any Subsidiary Guarantor, or any other guarantor, such Subsidiary Guarantor being bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to each Noteholder by such Subsidiary Guarantor;

(i)    any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of the Issuers or by reason of the cessation from any cause whatsoever of the liability of any of the Issuers in respect thereof;

(j)    any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for

4

this waiver, might be applicable to any sale of property of such Subsidiary Guarantor made under any judgment, order or decree based on the Note Purchase Agreement or this Guarantee, or any other Financing Document and such Subsidiary Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of, any such law; and

(k)    at all times prior to the full and final performance and indefeasible payment of the Guarantied Obligations, any claim of any nature arising out of any right of indemnity, contribution, reimbursement, indemnification or any similar right or any claim of subrogation (whether such right or claim arises under contract, common law or statutory or civil law) arising in respect of any payment made under this Guarantee or in connection with this Guarantee, against any Issuer or any Subsidiary Guarantor or the estate of any Issuer (including Liens on the property of any Issuer or the estate of any Issuer or any Subsidiary Guarantor), in each case whether or not any Issuer or any Subsidiary Guarantor at any time shall be the subject of any proceeding brought under any bankruptcy law, and such Subsidiary Guarantor further agrees that it will not file any claims against any Issuer or any Subsidiary Guarantor or the estate of any Issuer or any Subsidiary Guarantor in the course of any such proceeding or otherwise, and further agrees that each Noteholder may specifically enforce the provisions of this clause (k).

2.5.	Marshaling; Invalid Payments.

Each Subsidiary Guarantor consents and agrees:

(a)    that each Noteholder, and each Person acting for the benefit of one or more of the Noteholders, shall be under no obligation to marshal any assets in favor of the Subsidiary Guarantors or against or in payment of any or all of the Guarantied Obligations; and

(b) that, to the extent that the Issuers make a payment or payments to any Noteholder, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver, administrative receiver, administrator or any other party or officer under any bankruptcy law, other common or civil law, or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if such payment or payments had not been made and the Subsidiary Guarantors shall be primarily liable for such obligation.

2.6.	Immediate Liability.

Each Subsidiary Guarantor agrees that the liability of the Subsidiary Guarantors in respect of this Guarantee shall be immediate and shall not be contingent upon the exercise or enforcement by any Noteholder or any other Person of whatever remedies such Noteholder or other Person may have against any Issuer, any Subsidiary Guarantor or any other guarantor or the enforcement of any Lien or realization upon any security such Noteholder or other Person may at any time possess.

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2.7.	Primary Obligations.

This Guarantee is a primary and original obligation of each Subsidiary Guarantor and is an absolute, unconditional, continuing and irrevocable joint and several guaranty of payment and performance of the Guarantied Obligations and shall remain in full force and effect regardless of any action by any Noteholder specified in Section 2.3 or any future changes in conditions, including, without limitation, change of law or any invalidity or irregularity with respect to the issuance or assumption of any obligations (including, without limitation, the Notes) of or by any Issuer, any Subsidiary Guarantor or any other guarantor, or with respect to the execution and delivery of any agreement (including, without limitation, the Notes, the Note Purchase Agreement and any other Financing Document) of the Issuers or any other Person.

2.8.	No Reduction or Defense.

The obligations of the Subsidiary Guarantors under this Guarantee, and the rights of any Noteholder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise, including, without limitation, claims of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than any defense based upon the irrevocable payment and performance in full of the obligations of the Issuers under the Note Purchase Agreement and the Notes), set-off, counterclaim, recoupment or termination whatsoever.

Without limiting the generality of the foregoing, the obligations of the Subsidiary Guarantors shall not be discharged or impaired by:

(a)    any default (including, without limitation, any Default or Event of Default), failure or delay, willful or otherwise, in the performance of any obligations by any Subsidiary Guarantor, any Issuer, any Subsidiary or any of their respective Affiliates;

(b)    any proceeding of, or involving, any Issuer, any Subsidiary Guarantor or any other Subsidiary under any bankruptcy law, or any merger, consolidation, reorganization, dissolution, liquidation, sale of assets or winding-up or change in corporate constitution or corporate identity or loss of corporate identity of any Issuer, any Subsidiary Guarantor any of the other Subsidiaries or any of their respective Affiliates;

(c)    any incapacity or lack of power, authority or legal personality of, or dissolution or change in the members or status of, any Issuer or any other Person;

(d)    impossibility or illegality of performance on the part of the any Issuer under the Notes, the Note Purchase Agreement, any other Financing Document or any other instruments or agreements;

(e)    the invalidity, irregularity or unenforceability of the Notes, the Note Purchase Agreement, any other Financing Document or any other instruments or agreements;

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(f)    in respect of any Issuer or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to any Issuer or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), terrorist activities, civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials or any other causes affecting performance, or any other force majeure, whether or not beyond the control of any Issuer or any other Person and whether or not of the kind hereinbefore specified;

(g)    any attachment, claim, demand, charge, Lien, order, process or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, corporation or entity, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under the Note Purchase Agreement, the Notes or any other Financing Document, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

(h)    any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any Governmental Authority, or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any Issuer of any of its obligations under the Note Purchase Agreement, the Notes or any other Financing Document.

2.9.	No Election.

Each Noteholder shall, individually or collectively, have the right to seek recourse against each Subsidiary Guarantor to the fullest extent provided for herein for its joint and several obligations under this Guarantee. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such Noteholder’s right to proceed in any other form of action or proceeding or against other parties unless such Noteholder has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by or on behalf of any Noteholder against any Issuer, any Subsidiary Guarantor or any other Person under any document or instrument evidencing obligations of the Issuers or such other Person to or for the benefit of such Noteholder shall serve to diminish the liability of any Subsidiary Guarantor under this Guarantee except to the extent that such Noteholder unconditionally shall have realized payment by such action or proceeding.

2.10.	Severability.

Each of the rights and remedies granted under this Guarantee to each Noteholder in respect of the Notes held by such Noteholder may be exercised by such Noteholder without notice to, or the consent of or any other action by, any other Noteholder.

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2.11.	Appropriations.

Until all amounts which may be or become payable by the Issuers under or in connection with the Note Purchase Agreement, the Notes and the other Financing Documents, or by the Subsidiary Guarantors under or in connection with this Guarantee, have been irrevocably paid in full, any Noteholder (or any trustee or agent on its behalf) may refrain from applying or enforcing any other moneys, security or rights held or received by such Noteholder (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Subsidiary Guarantors shall not be entitled to the benefit of the same.

2.12.	Other Enforcement Rights.

Each Noteholder may proceed to protect and enforce this Guarantee by suit or suits or proceedings in equity, at law or in bankruptcy or insolvency, and whether for the specific performance of any covenant or agreement contained herein or in execution or aid of any power herein granted; or for the recovery of judgment for the obligations hereby guaranteed or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

2.13.	Restoration of Rights and Remedies.

If any Noteholder shall have instituted any proceeding to enforce any right or remedy against any or all Subsidiary Guarantors under this Guarantee or otherwise and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such Noteholder, then and in every such case each such Noteholder, the Issuers and the Subsidiary Guarantors shall, except as may be limited or affected by any determination in such proceeding, be restored severally and respectively to its respective former position hereunder, and thereafter the rights and remedies of such Noteholder shall continue as though no such proceeding had been instituted.

2.14.	Survival; Term of Guaranty.

So long as the Guarantied Obligations shall not have been fully and finally performed and indefeasibly paid, the obligations of the Subsidiary Guarantors under this Guarantee shall survive the transfer and payment of any Note and the payment in full of all the Notes. Subject to Section 9.7(c) in the Note Purchase Agreement, this Guarantee and all guarantees, covenants and agreements of the Subsidiary Guarantors contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guarantied Obligations and all other obligations hereunder shall be indefeasibly paid in full and shall be subject to reinstatement pursuant to Section 2.13.

2.15.	Subordination.

(a)    Upon the occurrence and continuance of an Event of Default, the payment of any amounts due with respect to any Debt of the Issuers for money borrowed or credit received then or thereafter owed to the Subsidiary Guarantors shall be automatically subordinated to the prior payment in full of all of the Guarantied Obligations. Each Subsidiary Guarantor agrees, after the occurrence and during the continuation of an Event

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of Default, no Subsidiary Guarantor will demand, sue for or otherwise exercise any remedies seeking to collect any such Debt of any Issuer to any Subsidiary Guarantor until all of the Guarantied Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any Subsidiary Guarantor shall collect, enforce or receive any amounts in respect of such Debt while any Guarantied Obligations are still outstanding, such amounts shall be collected, enforced and received by such Subsidiary Guarantor as trustee for the Noteholders and be paid over to the Noteholders on account of the Guarantied Obligations without affecting in any manner the liability of any Subsidiary Guarantor under the other provisions of this Guarantee.

(b)    Each Subsidiary Guarantor hereby agrees that to the extent a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder that has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.15(a) hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to any Noteholder, and each Subsidiary Guarantor shall remain liable to each Noteholder for the full amount guaranteed by such Subsidiary Guarantor hereunder.

3.	REPRESENTATIONS AND WARRANTIES.

Each Subsidiary Guarantor hereby represents and warrants to the Noteholders that:

3.1.	Affirmation of Representations and Warranties in Note Purchase Agreement.

Each Subsidiary Guarantor hereby represents and warrants that each of the representations and warranties made by the Issuers in the Note Purchase Agreement as to it is true and correct.

3.2.	Economic Benefit.

The Subsidiary Guarantors and the Issuers operate as separate businesses but are considered a single consolidated business group of companies for purposes of GAAP and are dependent upon each other for and in connection with their respective business activities and financial resources. The execution and delivery by the Noteholders of the Note Purchase Agreement and the maintenance of certain financial accommodations thereunder constitute an economic benefit to the Subsidiary Guarantors and the incurrence by the Issuers of the Debt under the Note Purchase Agreement and the Notes is in the best interests of the Subsidiary Guarantors. The board of directors (or similar governing body) of each Subsidiary Guarantor has deemed it advisable and in the best interest of such Subsidiary Guarantor that the transactions provided for in the Note Purchase Agreement and herein be consummated.

3.3.	Solvency.

The fair value of the business and assets of the Subsidiary Guarantors, taken as a whole, after taking into account the likelihood of any payment being required in respect of any

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contingent liability (including, without limitation, the Guarantied Obligations), is in excess of the amount that will be required to pay their liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured), in each case both before and after giving effect to the transactions contemplated by this Guarantee, the Note Purchase Agreement, the Notes and the other Financing Documents. After giving effect to the transactions contemplated by this Guarantee and the other Financing Documents, the Subsidiary Guarantors, taken as a whole, will not be rendered insolvent nor will they be engaged in any business or transaction, or about to engage in any business or transaction, for which they have unreasonably small capital, and the Subsidiary Guarantors, taken as a whole, have no intent to hinder, delay or defraud any entity to which they are, or will become, on or after the date of the Series J Closing, indebted or to incur debts that would be beyond their ability to pay as they mature.

3.4.	Independent Credit Evaluation.

Each Subsidiary Guarantor has independently, and without reliance on any information supplied by any one or more of the Noteholders, taken, and will continue to take, whatever steps such Subsidiary Guarantor deems necessary to evaluate the financial condition and affairs of the Issuers, and the Noteholders shall have no duty to advise any Subsidiary Guarantor of information at any time known to the Noteholders regarding such financial condition or affairs.

3.5.	No Representation By Noteholders.

Except as set forth in Section 6 of the Note Purchase Agreement, none of the Noteholders nor any trustee or agent acting on its behalf has made any representation, warranty or statement to any Subsidiary Guarantor to induce any Subsidiary Guarantor to execute this Guarantee.

3.6.	Survival.

All representations and warranties made by each Subsidiary Guarantor herein shall survive the execution hereof and may be relied upon by the Noteholders as being true and accurate until the Guarantied Obligations are fully and irrevocably paid.

4.	COVENANTS.

Each Subsidiary Guarantor hereby covenants and agrees that, so long as any part of the Guarantied Obligations shall remain unpaid, such Subsidiary Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Note Purchase Agreement on its or their part to be performed or observed or that the Issuers have agreed to cause any Subsidiary Guarantor or such Subsidiaries to perform or observe.

5.	SUCCESSORS AND ASSIGNS.

This Guarantee shall bind the successors, assignees, trustees, and administrators of each Subsidiary Guarantor and shall inure to the benefit of the Noteholders, and each of their respective successors, transferees, participants and assignees as provided in the Note Purchase Agreement; except that, subject to Section 10.2 of the Note Purchase Agreement, the Subsidiary

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Guarantors may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Noteholder. Nothing in this Guarantee, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Guarantee.

6.	AMENDMENTS AND WAIVERS.

This Subsidiary Guarantee may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Subsidiary Guarantor and the Required Holders, except that no amendment or waiver (a) of Section 2 or 6 hereof, or any defined term (as it is used therein), or (b) which results in the limitation of the liability of any Guarantor hereunder (other than amendments to Section 13) will be effective as to any Noteholder unless consented to by such Noteholder in writing. No failure by the Noteholders to exercise, and no delay by the Noteholders in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Noteholders of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege.

7.	RIGHTS CUMULATIVE.

Each of the rights and remedies of the Noteholders under this Guarantee shall be in addition to all of their other rights and remedies under the Note Purchase Agreement and applicable law, and nothing in this Guarantee shall be construed as limiting any such rights or remedies.

9.	SEVERABILITY.

Any provision of this Guarantee which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof, and any such prohibition, unenforceability or nonauthorization in any jurisdiction shall (to the fullest extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

10.	GOVERNING LAW.

THIS GUARANTEE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

11.	JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.

(a)    Each Subsidiary Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New

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York, over any suit, action or proceeding arising out of or relating to this Guarantee. To the fullest extent permitted by applicable law, each Subsidiary Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)    The Subsidiary Guarantors agree, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 11(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c)    Each Subsidiary Guarantor consents to process being served by or on behalf of any Noteholder in any suit, action or proceeding of the nature referred to in Section 11(a) by mailing a copy thereof by registered, certified priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery receipt requested, to it at its address specified in Section 15 or at such other address of which such Noteholder shall then have been notified pursuant to said Section. Each Subsidiary Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d)    Nothing in this Section 11 shall affect the right of any Noteholder to serve process in any manner permitted by law, or limit any right that any Noteholder may have to bring proceedings against any Subsidiary Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e)    Each of the Subsidiary Guarantors hereby waives trial by jury in any action brought on or with respect to this Guarantee or any other document executed in connection herewith or therewith.

12.	SECTION HEADINGS.

Section headings are for convenience only and shall not affect the interpretation of this Guarantee.

13.	LIMITATION OF LIABILITY.

NOTWITHSTANDING ANYTHING CONTAINED IN THIS GUARANTEE TO THE CONTRARY, THE OBLIGATIONS OF EACH SUBSIDIARY GUARANTOR HEREUNDER AT ANY TIME SHALL BE LIMITED TO THE MAXIMUM AMOUNT AS WILL RESULT IN THE OBLIGATIONS OF SUCH SUBSIDIARY GUARANTOR UNDER THIS GUARANTEE NOT CONSTITUTING A FRAUDULENT TRANSFER OR CONVEYANCE

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FOR PURPOSES OF ANY BANKRUPTCY, LIQUIDATION, ASSIGNMENT FOR THE BENEFIT OF CREDITORS, CONSERVATORSHIP, MORATORIUM, RECEIVERSHIP, INSOLVENCY, REARRANGEMENT, REORGANIZATION OR SIMILAR DEBTOR RELIEF LAWS OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTIONS IN EFFECT FROM TIME TO TIME TO THE EXTENT APPLICABLE TO THIS GUARANTEE AND THE OBLIGATIONS OF EACH SUBSIDIARY GUARANTOR HEREUNDER.

14.	ENTIRE AGREEMENT.

This Guarantee, together with the Note Purchase Agreement, the Notes and the other Financing Documents, embodies the entire agreement among the Subsidiary Guarantors and the Noteholders relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

15.	COMMUNICATIONS.

All notices and other communications to the Noteholders or any Subsidiary Guarantor hereunder shall be in writing, shall be delivered in the manner and with the effect, as provided by the Note Purchase Agreement, and shall be addressed to such Subsidiary Guarantor as set forth in Annex A hereto and to the Noteholders as set forth in the Note Purchase Agreement.

16.	ADDITIONAL SUBSIDIARY GUARANTORS.

Upon the execution and delivery by any Person of an accession agreement in substantially the form of Annex B hereto (each, a “Subsidiary Guarantee Accession Agreement”), (i) such Person shall be referred to as an “Additional Subsidiary Guarantor” and shall become and be a Subsidiary Guarantor hereunder, and each reference in this Guarantee to a “Subsidiary Guarantor” shall also mean and be a reference to such Additional Subsidiary Guarantor, and each reference in any other Financing Document to a “Subsidiary Guarantor” shall also mean and be a reference to such Additional Subsidiary Guarantor, and (ii) each reference herein to “this Guarantee”, “hereunder”, “hereof” or words of like import referring to this Guarantee, and each reference in any other Financing Document to the “Subsidiary Guarantee”, “thereunder”, “thereof” or words of like import referring to this Guarantee, shall mean and be a reference to this Guarantee as supplemented by such Subsidiary Guarantee Accession Agreement.

17.	DUPLICATE ORIGINALS.

Two or more duplicate counterpart originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. The parties agree to electronic contracting and signatures with respect to this Guarantee. Delivery of an electronic signature to, or a signed copy of, this Guarantee by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Guarantee shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company on behalf of the Subsidiary Guarantors, or the

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keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if any Noteholder shall request manually signed counterpart signatures to this Guarantee, the Subsidiary Guarantors hereby agree to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.

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IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

SUBSIDIARY GUARANTORS:

DY 4, INC.
WILLIAMS CONTROLS, INC.

By:
Name:	Harry Jakubowitz
Title:	Vice President & Treasurer

(Signature Page to Curtiss-Wright Corporation, et al Subsidiary Guarantee Agreement)

ANNEX A

NOTICE ADDRESSES OF SUBSIDIARY GUARANTORS:

DY 4, Inc.

Williams Controls, Inc.

c/o Curtiss-Wright Corporation

130 Harbour Place Drive, Suite 300

Davidson, NC 28036

ANNEX B

SUBSIDIARY GUARANTOR

ACCESSION AGREEMENT

[NAME OF ADDITIONAL SUBSIDIARY GUARANTOR]

To each of the holders of Notes:

Date:	[Month] [Day], 20[__]

Reference is made to:

(a) that certain Note Purchase Agreement, dated as of August 13, 2020 (as amended from time to time, the “Note Purchase Agreement”), by and among Curtiss-Wright Corporation, a Delaware corporation, (together with its successors and assigns, the “Company”), Curtiss-Wright Controls, Inc., a Delaware corporation (together with its successors and assigns, “C-W Controls”), Metal Improvement Company, LLC, a Delaware limited liability company (together with its successors and assigns, “Metal”), Curtiss-Wright Flow Control Corporation, a New York corporation (together with its successors and assigns, “C-W Flow”), Curtiss-Wright Flow Control Service, LLC, a Delaware limited liability company (together with its successors and assigns, “C-W Flow Control Service”), Curtiss-Wright Electro-Mechanical Corporation, a Delaware corporation (together with its successors and assigns, “C-W Electro-Mechanical”) and Curtiss-Wright Surface Technologies, LLC, a Delaware limited liability company (together with its successors and assigns, “C-W Surface” and together with the Company, C-W Controls, Metal, C-W Flow, C-W Electro-Mechanical and C-W Flow Control Service, individually, an “Issuer” and collectively, the “Issuers”), and the purchasers listed on Schedule A attached thereto (the “Purchasers”, and together with their successors and assigns including, without limitation, future holders of the Notes (defined below), herein collectively referred to as the “Noteholders”), pursuant to which the Issuers sold, and the Purchasers bought the Issuers’ joint and several (a) $150,000,000 aggregate principal amount of their 3.10% Series J Senior Guaranteed Notes due August 13, 2030 (including any amendments, restatements or modifications from time to time, the “Series J Notes”) and (b) $150,000,000 aggregate principal amount of their 3.20% Series K Senior Guaranteed Notes due August 13, 2032 (including any amendments, restatements or modifications from time to time, the “Series K Notes”, and together with the Series J Notes, collectively, the “Notes”); and

(b) that certain Subsidiary Guarantee Agreement (as amended from time to time, the “Subsidiary Guarantee”) in the form attached to the Note Purchase Agreement as Exhibit 1.2, executed and delivered by one or more Persons on August 13, 2020 and identified on Part A of Annex 1 attached hereto[, as amended and supplemented by [each/that certain] Subsidiary Guarantor Accession Agreement identified on Part B of Annex 1 attached hereto].

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Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement and the Subsidiary Guarantee, as applicable.

1.	ACCESSION OF ADDITIONAL SUBSIDIARY.

In accordance with the terms of Section 9.6 of the Note Purchase Agreement, [Insert Name of Additional Subsidiary Guarantor], a [___________] [corporation][limited liability company] (the “Additional Subsidiary Guarantor”), by the execution and delivery of this Subsidiary Guarantor Accession Agreement, does hereby agree to become, and does hereby become, (a) a party to the Subsidiary Guarantee and (b) bound by the terms and conditions of the Subsidiary Guarantee, including, without limitation, becoming jointly and severally liable with the other Subsidiary Guarantors for the Guarantied Obligations (as defined in the Subsidiary Guarantee) and for the due and punctual performance and observance of all the covenants in the Notes and the Note Purchase Agreement to be performed or observed by the Issuers, all as more particularly provided for in Section 2 of the Subsidiary Guarantee. The Subsidiary Guarantee is hereby, without any further action, amended to add the Additional Subsidiary Guarantor as a “Subsidiary Guarantor” and signatory to the Subsidiary Guarantee.

2.	REPRESENTATIONS AND WARRANTIES OF THE ADDITIONAL SUBSIDIARY GUARANTOR.

The Additional Subsidiary Guarantor hereby makes, as of the date hereof and only as to itself in its capacity as a Subsidiary Guarantor under the Subsidiary Guarantee and/or as a Subsidiary, each of the representations and warranties set forth in Section 5 to the Note Purchase Agreement that are applicable to a Subsidiary and each of the representations and warranties set forth in Section 3 of the Subsidiary Guarantee made by each Subsidiary Guarantor.

3.	DELIVERIES BY ADDITIONAL SUBSIDIARY GUARANTOR.

The Additional Subsidiary Guarantor hereby delivers to each of the Noteholders, contemporaneously with the delivery of this Subsidiary Guarantor Accession Agreement, each of the documents and certificates set forth on Annex 2 hereto.

4.	MISCELLANEOUS.

4.1.	Effective Date.

This Subsidiary Guarantor Accession Agreement shall become effective on the date on which this agreement and each of the documents or certificates set forth on Annex 2 are sent to the Noteholders at the addresses and by a means stipulated in Section 18 of the Note Purchase Agreement.

4.2.	Expenses.

The Additional Subsidiary Guarantor agrees that it will pay, on the date this Subsidiary Guarantee Accession Agreement becomes effective, the statement for the reasonable fees and the disbursements of a single special counsel of the Noteholders presented on or prior to such date.

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4.3.	Section Headings, etc.

The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words “herein,” “hereof,” “hereunder” and “hereto” refer to this Subsidiary Guarantor Accession Agreement as a whole and not to any particular Section or other subdivision.

4.4	Governing Law.

THIS SUBSIDIARY GUARANTOR ACCESSION AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

4.5.	Successors and Assigns.

This Subsidiary Guarantor Accession Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Additional Subsidiary Guarantor.

4.6	Communications.

The address for notices and other communications to be delivered to the Additional Subsidiary Guarantor pursuant to Section 15 of the Subsidiary Guarantee is set forth below the signature of such Additional Subsidiary Guarantor.

[Remainder of page intentionally blank; next page is signature page]

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IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Subsidiary Guarantor Accession Agreement to be executed on its behalf by a duly authorized officer or agent thereof as of the date first above written.

Very truly yours,

Additional Subsidiary Guarantor:

[NAME OF ADDITIONAL SUBSIDIARY GUARANTOR]

By
Name:
Title:

Notice Address for the Additional Subsidiary Guarantor:

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Annex 1

Existing Subsidiary Guarantor Accession Agreements and Guarantees

Part A-Existing Subsidiary Guarantees:

[To be Completed]

Part B- Existing Subsidiary Guarantor Accession Agreements:

[To be Completed]

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Annex 2

Additional Documents and Instruments

(a) A certified copy of the resolutions of the board of directors (or similar governing body) of the Additional Subsidiary Guarantor approving the execution and delivery of this Subsidiary Guarantor Accession Agreement and the accession of the Additional Subsidiary Guarantor to the Subsidiary Guarantee and the performance of its obligations thereunder and authorizing the person or persons signing this Subsidiary Guarantor Accession Agreement and any other documents to be delivered pursuant hereto to sign the same on behalf of the Additional Subsidiary Guarantor.

(b) Authenticated signatures of the person or persons specified in the board resolutions referred to in clause (a) above.

(c) The articles of incorporation or other organic formation documents of the Additional Subsidiary Guarantor, certified as being up to date by the secretary of the Additional Subsidiary Guarantor (including, if relevant, copies of all amending resolutions or other amendments).

(d) An opinion or opinions of counsel (which, for the avoidance of doubt, may be from one or more Associate General Counsel to the Company) in form and substance reasonably satisfactory to the Required Holders, confirming that (i) such Additional Subsidiary Guarantor’s obligations hereunder and under the Subsidiary Guarantee are legal, valid, binding and enforceable against such Additional Subsidiary Guarantor (except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (B) general principles of equity), (ii) the execution, delivery and performance of this Subsidiary Guarantor Accession Agreement will not violate any law in the jurisdiction of incorporation and (iii) no government approvals, consents, registrations or filings are required in the jurisdiction of incorporation by such Additional Subsidiary Guarantor in connection with the execution, delivery and performance of its obligations hereunder and under the Subsidiary Guarantee, provided that such opinion or opinions shall be subject to customary exceptions and qualifications.

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EXHIBIT 4.4(a)(i)

FORM OF OPINION OF

GENERAL COUNSEL TO THE COMPANY

Exhibit 4.4(a)(i)-1

August 7, 2020

To Each of the Purchasers Listed

on Annex 1 attached hereto

Ladies and Gentlemen:

I am the General Counsel of Curtiss-Wright Corporation, a Delaware corporation (“Curtiss-Wright”) and, in such capacity, I am delivering this opinion to the purchasers in connection with Note Purchase Agreement dated as of August 13, 2020 (the “Note Purchase Agreement”) among the Issuers and the purchasers listed in Schedule A attached thereto (collectively, the “Purchasers”). The Note Purchase Agreement, the Notes and the Subsidiary Guarantee are collectively referred to herein as the “Transaction Documents”. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement.

In rendering this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and of officers of the Issuers and the Subsidiary Guarantors (collectively, the “Issuing Entities”) and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. I have examined, among other documents, the following documents:

(i) the Certificates of Incorporation and Bylaws of Curtiss-Wright , Curtiss-Wright Controls, Inc., a Delaware corporation, Curtiss-Wright Flow Control Corporation, a New York corporation, and Curtiss-Wright Electro-Mechanical Corporation, a Delaware corporation;

(ii) the Certificates of Formation and Operating Agreements for Curtiss-Wright Flow Control Service, LLC, a Delaware limited liability company, Metal Improvement Company, LLC, a Delaware limited liability company and Curtiss-Wright Surface Technologies, LLC, a Delaware limited liability company;

(iii) the Certificates of Incorporation and Bylaws of Williams Controls Industries, Inc., a Delaware corporation, and DY 4, Inc., a Delaware corporation;

(iv) certificates dated no earlier than August 6, 2020 of the Secretaries of State of Delaware, and New York certifying as to the good standing of each of the Issuing Entities in their respective jurisdictions of organization; and

(v) counterparts executed by the Issuing Entities of each of the Transaction Documents to which such Issuing Entities are parties.

With your permission, I have assumed without any independent investigation (a) with respect to my opinion in paragraph 3, that each party to the Transaction Documents (other than the Issuing Entities) (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization; (ii) is duly authorized to execute and deliver the Transaction Documents and to consummate the transactions contemplated by such Transaction Documents; and (iii) has the full power and authority to enter into the same for the purposes set forth therein; (b) that the Transaction Documents have been duly executed and delivered by each of the parties thereto (other than the Issuing Entities), are in full force and effect with respect to such parties and are the legal, valid and binding obligations of such parties, enforceable against such parties (other than the Issuing Entities) in accordance with the terms thereof; and (c) in respect of all documents and instruments which were submitted to me, the capacity of natural persons, the genuineness of all signatures (other than those of representatives of the Issuing Entities on documents on which an opinion is expressed herein), the authenticity of all documents and instruments submitted to me as originals, the conformity to the originals of all documents and instruments submitted to me as copies and the execution of all documents and instruments in the form of such documents and instruments submitted to me in execution form. As to matters of fact relevant to the opinions herein, I have relied upon the statements, representations and warranties set forth in the Transaction Documents.

Upon the basis of and subject to the foregoing, and subject to the exceptions, limitations, assumptions and qualifications set forth below, I am of the opinion that:

1. Each Issuing Entity is either a corporation or limited liability company duly organized, existing and in good standing under the laws of its state of incorporation or organization, as the case may be, has the corporate or limited liability company power and authority to enter into, deliver and perform under and pursuant to the Transaction Documents to which it is a party, to own its property and to carry on its business as it is now conducted, and is duly qualified to do business in each jurisdiction where the character of the property owned by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect.

2. The execution, delivery and performance by each Issuing Entity of the Transaction Documents to which it is a party has been duly authorized by all necessary corporate or limited liability company, as the case may be, action.

3. The Transaction Documents to which each Issuing Entity is a party have been duly and validly executed and delivered by each Issuing Entity and constitute valid, legal and binding obligations of each Issuing Entity enforceable in accordance with their respective terms.

4. The execution and delivery of the Transaction Documents by each Issuing Entity, the consummation of the transactions therein contemplated, and compliance with the terms and provisions thereof (a) will not conflict with or result in any breach of the terms and conditions of the Certificate of Incorporation or Bylaws or the Certificate of Formation or Operating Agreement of any such Issuing Entity, as applicable, or of any law or regulation, and (b) to the

2

best of my knowledge, after due inquiry, will not conflict with or result in any breach of the terms and conditions of any order, writ, injunction or decree of any court or Governmental Authority or of any agreement or instrument to which such Issuing Entity is bound or to which such Issuing Entity is subject, or constitute a default thereunder.

5. With respect to each Issuing Entity, all consents required to issue and sell the Notes and to execute and deliver the Transaction Documents to which it is a party have been obtained.

The foregoing opinions are subject to the following exceptions, limitations, assumptions and qualifications:

A. My opinion in paragraph 3 is subject to the effect of bankruptcy, insolvency, fraudulent conveyance and transfer and other laws of general application relating to or affecting the enforcement of creditors rights and of general principles of equity, judicial discretion and general requirements of good faith, fair dealing and commercial reasonableness (regardless of whether relief is sought in an action at law or in equity).

B. My opinion in paragraph 3 is further subject to public policy considerations, which may limit the rights of the Purchasers to obtain certain remedies and to indemnifications, but should not make the remedies provided in the Transaction Documents inadequate for the practical realization of the benefits intended thereby. I render no opinion as to the enforceability of (i) any rights of set-off contained in any of the Transaction Documents, (ii) any waivers or consents under any of the Transaction Documents relating to the rights of any of the Issuing Entities, or any duties owing to any of them, existing as a matter of law, except to the extent that such Issuing Entity may so waive or consent as a matter of law, or (iii) the choice of forum or severability provisions set forth in the Transaction Documents.

C. I am qualified to practice law only in the States of New Jersey and Pennsylvania and I express no opinions as to the laws of any jurisdictions other than the laws of the States of New Jersey and Pennsylvania and, to the extent applicable, the General Corporation Law of the State of Delaware (“DGCL”) and the Delaware Limited Liability Company Act (“DLLCA”) . Furthermore, my knowledge with respect to the DGCL and the DLLCA is derived solely from a reading of those statutes as currently in effect and publicly available to me in published form without consideration or review of any judicial or other interpretations thereof, and without consulting local counsel in respect thereof. In addition, I have made no inquiry into, and express no opinion with respect to, any state or foreign securities or “blue sky” laws, rules or regulations, or any orders, decrees, laws, ordinances, treaties, rules, regulations or any common law of any federal, state, provincial, territorial, municipal or any other domestic, foreign or multi-national jurisdiction (collectively, “Legal Requirements”) applicable to tax, antitrust, land use or title, safety, employee pensions and benefits, environmental, hazardous material or hazardous activities, patent, copyright, trademark, trade secret or trade name matters, or which may be applicable to the subject transactions because of the nature or extent of the business conducted or the assets owned by any parties to the Transaction Documents, or the effect on the transactions contemplated by the Transaction Documents of noncompliance under any such applicable Legal Requirements. I further disclaim any opinion as to any Legal Requirements or other promulgation of any state,- regional, local, foreign or multi-national Governmental Authority or

3

as to any related state, regional, local foreign or multi-national judicial or administrative opinion interpreting or enforcing any such Legal Requirement or other such promulgation.

D. These opinions are furnished solely for your benefit in connection with the transactions contemplated by the Transaction Documents. I agree that the Purchasers may rely and are relying hereon in connection with the consummation of the transactions contemplated by the Transaction Documents. Morgan, Lewis & Bockius LLP, special counsel to the Purchasers, may rely on this opinion for the sole purpose of rendering its opinion to be rendered pursuant to Section 4.4(b) of the Note Purchase Agreement. In addition, each of the Purchasers may furnish copies hereof (a) to its independent auditors and attorneys, (b) to any state or federal authority having regulatory jurisdiction over it including, without limitation, the National Association of Insurance Commissioners (NAIC), (c) pursuant to an order or legal process of any court or governmental agency, and (d) to subsequent holders of the Notes that comply with the provisions of Section 13.2 of the Note Purchase Agreement and may not be filed with or furnished to any other Governmental Authority or other Person, without the prior written consent of the undersigned. Subsequent holders of the Notes may rely on this opinion as if it were specifically addressed to them. These opinions are limited to the matters set forth herein, and no opinion may be inferred or implied beyond the matters expressly stated in this letter. These opinions are furnished as of the date hereof, and I expressly disclaim any obligation to advise you or any other party of changes of law or fact that occur after the date hereof even though such change may affect the legal analysis, a legal conclusion or a factual confirmation herein.

Very truly yours,

Paul J. Ferdenzi

4

EXHIBIT 4.4(a)(ii)

FORM OF OPINION OF

ASSOCIATE GENERAL COUNSEL TO THE COMPANY

Exhibit 4.4(a)(ii)-1

George P. McDonald Associate General Counsel 400 Interpace Parkway, Suite D0110 Parsippany, NJ 07054 T: 973-541-3753 F: 973-541-3699 gmcdonald@curtisswright.com

August 7, 2020

To Each of the Purchasers

Listed on Annex 1 attached

hereto

Ladies and Gentlemen:

I am the Associate General Counsel of Curtiss-Wright Corporation, a Delaware corporation (“Curtiss-Wright”) and, in such capacity, I am delivering this opinion to the purchasers in connection with Note Purchase Agreement dated as of August 13, 2020 (the “Note Purchase Agreement”) among Curtiss-Wright, Curtiss-Wright Controls, Inc., a Delaware corporation (“C-W Controls”), Curtiss-Wright Electro-Mechanical Corporation, a Delaware corporation (“C-W Electro-Mechanical”), Metal Improvement Company, LLC, a Delaware limited liability company (“Metal”), Curtiss-Wright Flow Control Corporation, a New York corporation ( “C-W Flow”), Curtiss-Wright Flow Control Service, LLC, a Delaware limited liability company (“C-W Flow Control Service”) and Curtiss-Wright Surface Technologies, LLC, a Delaware limited liability company ( “C-W Surface Technologies” and together with the Company, C-W Controls, Metal, C-W Flow and C-W Flow Control Service, individually, an “Issuer” and collectively, the “Issuers”) and the purchasers listed on Schedule A attached thereto (collectively, the “Purchasers”) and Williams Controls Industries, Inc., a Delaware corporation (“Williams”), DY 4, Inc., a Delaware corporation (“DY4” and together with Williams, individually, a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”) in connection with (A) the negotiation, preparation, execution and delivery of (i) the Note Purchase Agreement, and (ii) the Subsidiary Guarantee dated as August 13, 2020 executed by the Subsidiary Guarantors (the “Subsidiary Guarantee”) and (B) the negotiation, execution and delivery of the Issuers’ joint and several Notes (collectively, the “Notes”) to the Purchasers pursuant to the Note Purchase Agreement in transactions intended to qualify for an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Note Purchase Agreement, the Notes and the Subsidiary Guarantee are collectively referred to herein as the “Transaction Agreements”. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement. This opinion is being furnished to you pursuant to Section 4.4(a) of the Note Purchase Agreement.

In rendering the opinions expressed below, I have examined and relied upon the original, conformed, facsimile or photostatic or other reproduction documents, including, without limitation, documents furnished to me electronically in portable document format (i.e., pdf copies) or copies certified to my satisfaction, of (i) the Transaction Agreements, (ii) the respective certificates of incorporation and bylaws of the Issuers (other than C-W Flow Control Service, Metal and C-W Surface Technologies) and the Subsidiary Guarantors (each as amended to the date hereof), (iii) the respective Certificates of Formation and Operating Agreements of C-W Flow Control Service, Metal and C-W Surface Technologies, (iv) minutes and records of the corporate and limited liability company proceedings, as appropriate, of the Issuers and the Subsidiary Guarantors, (v)

documents and certificates of public officials, (vi) certificates of officers of the Issuers and the Subsidiary Guarantors, (vii) the offeree letter delivered by BofA Securities, Inc. and J.P. Morgan Securities LLC pursuant to Section 4.13 of the Note Purchase Agreement dated August 13, 2020 (the “Offeree Letter”), (viii) the opinion letter of Paul Ferdenzi, Esq. Associate General Counsel of the Issuers and the Subsidiary Guarantors delivered pursuant to Section 4.4(a) of the Note Purchase Agreement dated August 13, 2020 (the “Ferdenzi Opinion”) (other than with respect to those opinions relating to the laws of the State of New York and/or the State of Delaware) and (ix) such other instruments and documents as I have deemed necessary as a basis for expressing the opinions hereinafter set forth and as have been furnished to me by the Issuers and the Subsidiary Guarantors.

As such counsel, I have made such legal and factual examinations and inquiries as I have deemed advisable or necessary for the purposes of rendering this opinion. In addition, I have examined originals or copies of documents, corporate records and other writings that I consider relevant for the purposes of this opinion. In such examination, I have assumed the completeness of all documents submitted to me as original, certified, conformed, facsimile or reproduction documents, including, without limitation, documents furnished to me electronically in portable document format (i.e., pdf copies) and the conformity to original documents of all documents submitted to me as certified, conformed, facsimile or reproduction copies or forms of original documents, the authenticity of the originals of such documents and the execution of all documents and instruments in the form of such documents submitted to me in execution form. I have also assumed the genuineness of all signatures, the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant hereto other than the Issuers and the Subsidiary Guarantors, that such parties are each corporations or legal entities, duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or formation, have the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties, the authority of all signatories to sign on behalf of their principals, if any, and that such agreements or instruments are the legal, valid, binding and enforceable obligations of such parties. As to questions of fact material to my opinions, I have relied upon the representations and warranties made in or pursuant to the Note Purchase Agreement, the Subsidiary Guarantee, the Offeree Letter and upon certificates of officers of the Issuers and the Subsidiary Guarantors and of public officials.

Except to the extent expressly set forth herein, I have not undertaken any independent investigation to determine the existence or absence of any fact, or reviewed any agreements or other documents to which any of the Issuers or the Subsidiary Guarantors is a party or by which any of them or their assets are bound or affected (including, without limitation, any offering document, filings with the United States Securities and Exchange Commission or financial statements, including any notes thereto), other than the Transaction Agreements and no inference as to my knowledge of the existence or absence of any fact should be drawn from my representation of the Issuers or the Subsidiary Guarantors or the rendering of the opinions set forth below. I have not undertaken, nor am I in a position to undertake, any independent investigation to verify: the accuracy and completeness of the information, representations and warranties contained in any of the Transaction Agreements, the Memorandum or in any other information furnished to any prospective purchaser of the Notes or of any interest therein, the qualifications or accredited investor status of any Purchaser, or the compliance with the covenants and undertakings by any of the parties to any of the Transaction Agreements.

The opinions hereinafter expressed are subject to the following qualifications:

A. My opinion in paragraph 3 with respect to the enforceability of the Transaction Agreements is subject to:

a) the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors (and by the possible judicial application of laws or governmental action affecting the rights of creditors generally);

b) the effect of general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law (including the possible unavailability of specific performance, injunctive relief or any other equitable remedy), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which any proceeding therefor may be brought; and

c) the possible limitation that provisions providing for the indemnification of or contribution to a party with respect to a liability may be limited by (i) laws rendering unenforceable indemnification or contribution contrary to United States federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party from, or requiring indemnification of or contribution to a party for, its own action or inaction, to the extent such action or inaction involves gross negligence, recklessness or willful or unlawful conduct.

B. I express no opinion as to compliance with the anti-fraud provisions of state, federal and foreign laws, rules and regulations in connection with the offer and sale of the Notes.

C. I am a member of the Bar of the State of New York and I am not expressing any opinion as to any matter relating to laws of any jurisdiction other than the federal laws of the United States of America, the laws of the State of New York, the Delaware General Corporation Law (“DGCL”) and the Delaware Limited Liability Company Act (“DLLCA”). Furthermore, my knowledge with respect to the DGCL and the DLLCA is derived solely from a reading of those statutes as currently in effect and publicly available to me in published form without consideration or review of any judicial or other interpretations thereof. In addition, I have made no inquiry into, and express no opinion with respect to, any United States state or any foreign securities or “blue sky” laws, rules or regulations, or any orders, decrees, laws, ordinances, treaties, rules, regulations or any common law of any federal, state, provincial, territorial, municipal or any other domestic, foreign or multi-national jurisdiction (collectively, “Legal Requirements”) applicable to tax, antitrust, land use or title, safety, employee pensions and benefits, environmental, hazardous material or hazardous activities, patent, copyright, trademark, trade secret or trade name matters, or which may be applicable to the subject transactions because of the nature or extent of the business conducted or the assets owned by any parties to the Transaction Agreements, or the effect on the transactions contemplated by the Transaction Agreements of noncompliance under any such applicable Legal Requirements. I further disclaim any opinion as to any Legal Requirement or other promulgation of any domestic, foreign or multi-national Governmental Authority or as to any related domestic, foreign or multi-national judicial or administrative opinion interpreting or enforcing any such Legal Requirement or other such promulgation. I call to your attention that I am not licensed to practice in the State of Delaware.

D. My opinions set forth in paragraphs 1 and 2 below as to the legal existence and good standing of each of the Issuers and the Subsidiary Guarantors in their respective States of incorporation or formation is based solely on certificates from the Secretary of State of such States.

E. My opinions relate solely to the express provisions of the Transaction Agreements and I express no opinion as to any other oral or written agreements or understandings between the Issuers and the Subsidiary Guarantors and any of the other parties thereto.

F. Provisions of the Transaction Agreements requiring that waivers must be in writing may not be binding or enforceable if a non-executory oral agreement has been created modifying any such provision or an implied agreement by trade practice or course of conduct has given rise to a waiver.

G. I have made no examination and express no opinion whatsoever as to the accuracy or completeness of any Schedules to the Note Purchase Agreement.

H. I express no opinion as to the enforceability of any provisions of any of the Transaction Agreements relating to the waiver by the Issuers or the Subsidiary Guarantors of claims, defenses, rights granted by law, notice, opportunity for hearing, evidentiary requirements, statutes of limitation, or procedural rights;

I. I have assumed that each of the Purchasers will comply in all material respects with all agreements and Legal Requirements applicable to each of them in respect of the Transaction Agreements and the transactions contemplated thereby.

J. I have assumed that all consents required to issue and sell the Notes and to execute, deliver and perform the Transaction Agreements (other than those required under United States federal law or the laws of the States of New York or Delaware (subject to the qualification set forth in paragraph K with respect to the registration or qualification of the Notes, the Subsidiary Guarantee or of any interests therein under the state securities or “blue sky” laws of such jurisdictions as to which I do not render any opinion hereunder)) have been obtained by each Issuer and each Subsidiary Guarantor party thereto and that the execution, delivery or performance of the Transaction Agreements will not conflict with or result in any breach of the terms and conditions of any agreement or order, judgment, writ, injunction or decree of any court or Governmental Authority.

K. My opinion in paragraph 3 does not relate to the registration requirements under the Securities Act or any securities laws of any other jurisdiction, which opinion is set forth in paragraph 5. My opinion in paragraph 5 relates only to the registration requirements of the Securities Act and the qualification requirements of the Trust Indenture Act of 1939, as amended (“Trust Indenture Act”), as they relate to the offer and sale of the Notes in the United States of America. I have not considered any other Legal Requirements in rendering such opinion. In particular, I express no opinion with respect to: the registration or qualification of the Notes, the Subsidiary Guarantee or of any interests therein under any United States state securities or “blue sky” laws or under the laws of any other jurisdiction; the circumstances under which the Notes or any interest therein can be sold in any other jurisdiction or can be resold in the United States or elsewhere or to U.S. persons (as defined in Regulation S promulgated under the Securities Act); the sufficiency, adequacy, completeness or accuracy of the disclosures contained in any of the Transaction Agreements, the Memorandum or any other offering materials or in any other information furnished to any prospective purchaser of the Notes (including, without limitation, any filings by any of the Issuers with the United States Securities and Exchange Commission); or the antifraud provisions of the Securities Act or any such other securities laws and the rules and regulations promulgated thereunder. I express no opinion on compliance with federal, state or foreign requirements for the registration of broker-dealers or the effect that non-compliance therewith may have on the offer and sale of the Notes or any interest therein.

L. In rendering my opinion in paragraph 5, I have further assumed that the offer and sale of the Notes or of any interest therein by the Issuers and each Person authorized to offer the Notes or of any interest therein on behalf of the Issuers has been made solely in the United States to accredited investors as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, in compliance with all applicable state securities or “blue sky” laws and the applicable securities laws of all other jurisdictions and did not involve any “general solicitation” as defined in Regulation D; and that none of the Issuers, Subsidiary Guarantors nor any holder of the Notes shall after the Closing take or omit to take any action that shall adversely affect the availability of any exemption from registration of the Notes and the Subsidiary Guarantee and of any interest therein, under any applicable securities laws, and in particular, that the Issuers shall not offer and sell any securities, which offer and sale, when integrated with the offer and sale of the Notes and of any interest therein, could be deemed to convert the offer and sale of the Notes and of any interest therein into a public offering of securities requiring registration under Section 5 of the Securities Act.

M. I express no opinion regarding the enforceability of provisions in the Transaction Agreements to the effect that a guarantor is liable (i) even in the event a court finds that provisions of the Guarantied Obligations (as defined in the Subsidiary Guarantee) have been materially modified or (ii) as a primary obligor, and not as a surety.

The opinions expressed below are further qualified insofar as those opinions are subject to the effect of generally applicable rules of law that:

I. limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness or purport to release, exculpate or exempt a party from, or require indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

II. (i) provide that forum selection clauses in contracts are not necessarily binding on courts and (ii) relate to the discretion of the court before which any proceeding therefor may be brought, including, without limitation, the recognition of the choice of law provisions in the Transaction Agreements by a court sitting outside the State of New York;

III. limit the availability of a remedy under certain circumstances where another remedy has been elected or when the entire controversy doctrine is applicable to the claim for which a remedy is sought;

IV. may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is an essential part of the agreed exchange;

V. govern and afford judicial discretion regarding the determination of damages and entitlement to the rights of set-off, indemnification and contribution, liquidated damages, default interest, late charges, monetary penalties, prepayment or make whole premiums or payments, the payment of attorneys’ fees and other costs of collection or other economic remedies; or

VI. may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (i) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (ii) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.

Based upon and subject to the foregoing, I am of the opinion that:

1. The Company, C-W Controls, C-W Flow and C-W Electro-Mechanical are corporations duly incorporated and C-W Flow Control Service, Metal and C-W Surface Technologies are limited liability companies duly formed, and each is validly existing and in good standing under the laws of its respective State of incorporation or formation, with all requisite legal power and authority to issue and sell the Notes and to execute and deliver the Note Purchase Agreement and the Notes and to perform its obligations in connection therewith.

2. DY4 and Williams are corporations duly incorporated, validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to execute and deliver the Subsidiary Guarantee and to perform their obligations in connection therewith.

3. The Transaction Agreements have each been duly and validly authorized, executed and delivered by each Issuer and each Subsidiary Guarantor party thereto and constitute the legal, valid and binding obligations of such Issuers and such Subsidiary Guarantors, enforceable in accordance with their respective terms.

4. Neither the execution and delivery of, nor compliance with the terms of, the Transaction Agreements by any of the Issuers or the Subsidiary Guarantors party thereto, will conflict with, result in a breach of, or constitute a default under or violate (i) the organizational documents or any resolution of the respective boards of directors or managers of any of the Issuers or the Subsidiary Guarantors or (ii) any federal or New York statute or law or any rule or regulation issued pursuant to any federal or New York statute or law. The foregoing clause (ii) is limited with regard to statute, law, rule or regulation to such statute, law, rule or regulation that in my experience is typically applicable to transactions of the nature contemplated by the Transaction Agreements or generally applicable to companies engaged in the same line of business as the Issuers and the Subsidiary Guarantors.

5. No registration of the Notes or the Subsidiary Guarantee under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required for the offer and sale of the Notes by the Issuers in the manner contemplated by the Note Purchase Agreement or the execution and delivery of the Subsidiary Guarantee by the Subsidiary Guarantors.

6. The extension of credit under the Notes does not violate Regulations T, U, or X of the Board of Governors of the Federal Reserve System.

7. No Issuer or any Subsidiary Guarantor is an “investment company” or a company “controlled” by an “Investment Company” within the meaning of the Investment Company Act of 1940, as amended.

8. No Issuer or any Subsidiary Guarantor is a “holding company” subject to regulation under the Public Utility Holding Company Act of 2005, as amended.

I acknowledge that this opinion is being issued pursuant to Section 4.4(a) of the Note Purchase Agreement and I agree that the Purchasers may rely and are relying hereon in connection with the consummation of the transactions contemplated by the Transaction Agreements. Morgan, Lewis & Bockius LLP, special counsel to the Purchasers, may rely on this opinion for the sole purpose of rendering its opinion to be rendered pursuant to Section 4.4(b) of the Note Purchase Agreement. In addition, each Purchaser may furnish copies hereof (a) to its independent auditors and attorneys, (b) to any state or federal authority having regulatory jurisdiction over it including, without limitation, the National Association of Insurance Commissioners (NAIC), (c) pursuant to an order or legal process of any court or governmental agency and (d) to subsequent holders of the Notes that comply with the provisions of Section 13.2 of the Note Purchase Agreement and this opinion may not be filed with or furnished to any other Governmental Authority or other Person, without the prior written consent of the undersigned. Subsequent holders of the Notes may rely on this opinion as if it were specifically addressed to them. These opinions are limited to the matters set forth herein, and no opinion may be inferred or implied beyond the matters expressly stated in this letter. These opinions are furnished as of the date hereof, and I expressly disclaim any obligation to advise the Purchasers or any subsequent holders of the Notes or any other party of changes of law or fact that occur after the date hereof even though such change may affect the legal analysis, a legal conclusion or a factual confirmation herein.

Very truly yours,

George P. McDonald

EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL
FOR THE PURCHASERS

Exhibit 4.4(b)-1

August 13, 2020

To each of the Persons
listed in Annex 1 hereto

Re:	CURTISS-WRIGHT CORPORATION
CURTISS-WRIGHT CONTROLS, INC.
METAL IMPROVEMENT COMPANY, LLC
CURTISS-WRIGHT FLOW CONTROL CORPORATION
CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC
CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION
CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC
$150,000,000 3.10% Series J Senior Guaranteed Notes due August 13, 2030
$150,000,000 3.20% Series K Senior Guaranteed Notes due August 13, 2032

Ladies and Gentlemen:

We have acted as special counsel to each of the Persons named in Annex 1 attached hereto (collectively, the “Purchasers”) in connection with that certain Note Purchase Agreement, dated August 13, 2020 (the “Note Purchase Agreement”), by and among CURTISS-WRIGHT CORPORATION, a Delaware corporation (the “Company”), CURTISS-WRIGHT CONTROLS, INC., a Delaware corporation (“C-W Controls”), METAL IMPROVEMENT COMPANY, LLC, a Delaware limited liability company (“Metal”), CURTISS-WRIGHT FLOW CONTROL CORPORATION, a New York corporation (“C-W Flow”), CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC, a Delaware limited liability company (“C-W Flow Control Service”), CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION, a Delaware corporation (“C-W Electro-Mechanical”) and CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC, a Delaware limited liability company (“C-W Surface” and together with the Company, C-W Controls, Metal, C-W Flow, C-W Flow Control Service and C-W Electro-Mechanical, individually, an “Issuer” and collectively, the “Issuers”) and each of the purchasers listed in Schedule A attached thereto. The Note Purchase Agreement provides, among other things, for the issuance and sale by the Issuers, and the purchase by the Purchasers, of (a) an aggregate principal amount of $150,000,000 of the Issuers’ 3.10% Series J Senior Guaranteed Notes due August 13, 2030 and (b) an aggregate principal amount of $150,000,000 of the Issuers’ 3.20% Series K Senior Guaranteed Notes due August 13, 2032. Capitalized terms used herein and not otherwise defined shall have the respective meanings given such terms in the Note Purchase Agreement.

Morgan, Lewis & Bockius llp

One State Street
Hartford, CT 06103-3178	+1.860.240.2700
United States	+1.860.240.2701

To each of the Persons
listed in Annex 1 hereto
August 13, 2020

In connection with this opinion, we have examined originals or copies of the following documents:

(i)	the Note Purchase Agreement;

(ii)	the Issuers’ 3.10% Series J Senior Guaranteed Notes due August 13, 2030, each dated the date hereof, in the form of Exhibit 1.1(a) attached to the Note Purchase Agreement and in the names, in the principal amounts and with the registration numbers set forth in Schedule A attached to the Note Purchase Agreement (the “Series J Notes”);

(iii)	the Issuers’ 3.20% Series K Senior Guaranteed Notes due August 13, 2032, each dated the date hereof, in the form of Exhibit 1.1(b) attached to the Note Purchase Agreement and in the names, in the principal amounts and with the registration numbers set forth in Schedule A attached to the Note Purchase Agreement (the “Series K Notes” and, together with the Series J Notes, collectively, the “Notes”);

(iv)	the Subsidiary Guarantee Agreement, dated August 13, 2020, made by DY 4, INC., a Delaware corporation (“DYB”) and Williams Controls Industries, Inc., a Delaware corporation (“Williams”, together with DY, the “Subsidiary Guarantors”; the Issuers and the Subsidiary Guarantors, collectively, the “Obligors” and each an “Obligor”) in favor of the Purchasers and the other holders from time to time of the Notes (as defined therein) (the “Guaranty Agreement”);

(v)	an Officer’s Certificate of the Issuers, dated the date hereof, certifying as to the matters set forth therein, delivered pursuant to Section 4.3(a) of the Note Purchase Agreement;

(vi)	an Officer’s Certificate of the Subsidiary Guarantors, dated the date hereof, certifying as to the matters set forth therein, delivered pursuant to Section 4.3(b) of the Note Purchase Agreement;

(vii)	a certificate of the Secretary of the Issuers, dated the date hereof, certifying as to copies of each Issuers’ certificate of incorporation, certificate of formation, operating agreement or by-laws, as applicable (the “Issuers’ Governing Documents”) and certain resolutions of the board of directors or managers, as applicable, of each Issuer, delivered pursuant to Section 4.3(c) of the Note Purchase Agreement;

(viii)	a certificate of the Secretary of the Subsidiary Guarantors, dated the date hereof, certifying as to copies of each Subsidiary Guarantor’s certificate of incorporation and by-laws (the “Subsidiary Guarantors’ Governing Documents”) and certain

To each of the Persons
listed in Annex 1 hereto
August 13, 2020

resolutions of the board of directors of each Subsidiary Guarantor, delivered pursuant to Section 4.3(d) of the Note Purchase Agreement;

(ix)	the opinion of Paul J. Ferdenzi, general counsel to the Company, dated the date hereof and delivered pursuant to Section 4.4(a) of the Note Purchase Agreement;

(x)	the opinion of George P. McDonald, associate general counsel to the Company, dated the date hereof and delivered pursuant to Section 4.4(a) of the Note Purchase Agreement;

(xi)	the letter addressed to Morgan, Lewis & Bockius LLP and the Company from BofA Securities, Inc. and J.P. Morgan Securities LLC, dated the date hereof, describing the manner of the offering of the Notes (the “Offeree Letter”); and

(xii)	a cross receipt evidencing (A) receipt of funds by the Issuers and (B) receipt of the Notes by the Purchasers (the “Cross Receipt”).

The Note Purchase Agreement, the Notes, and the Guaranty Agreement are sometimes referred to herein, collectively, as the “Transaction Documents.” This opinion is based entirely on our review of the documents listed in the preceding paragraph and we have made no other documentary review or investigation for purposes of this opinion. Our opinions are limited to the Transaction Documents and other agreements specifically identified herein, without regard to any agreement or other document incorporated by reference in, or attached to a Transaction Document, or otherwise referenced therein. Based on such investigation as we have deemed appropriate the opinions referred to in clauses (ix) and (x) above are satisfactory in form and scope to us, and we believe you are justified in relying thereon.

As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon (1) the representations and warranties of the Issuers, the Subsidiary Guarantors and the Purchasers set forth in the Note Purchase Agreement, (2) the correctness of all statements set forth in the certificates described in clauses (v) through (viii) above, and (3) the Offeree Letter; and we have assumed, without independent inquiry, the accuracy of those representations, warranties, certificates and Offeree Letter.

We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, the legal competence of each individual executing any document at the time of execution, and that each Person executing such documents (including, without limitation, the Transaction Documents) validly exists and is in good standing under the laws of the jurisdiction in which it was organized, had and has the power and authority to enter into and perform its obligations under the Transaction Documents under its governing organizational documents, applicable enterprise legislation and other applicable law, and is

To each of the Persons
listed in Annex 1 hereto
August 13, 2020

qualified to do business and is in good standing under the laws of each jurisdiction where such qualification is required generally or is necessary in order for such party to enforce its rights under such documents. We have further assumed that the Transaction Documents and such other documents have been duly authorized, executed and delivered by each Person executing such documents and, as to Persons other than the Obligors, are binding upon and enforceable against, such Persons. In addition, we have relied upon the Offeree Letter without independent investigation.

For purposes of this opinion, we have made such examination of law as we have deemed necessary. Except to the extent addressed below in paragraph 5, this opinion is limited solely to the internal substantive laws of the State of New York as applied by courts located in the State of New York without regard to choice of law, and the federal laws of the United States of America (in each case, except for federal and state tax, energy, utilities, national security, national emergency, economic emergency, foreign investment and trade, anti-terrorism, anti-money laundering laws, derivatives, commodities or antitrust laws, as to which we express no opinion). In any event, this opinion is limited to the laws, rules and regulations of such jurisdictions as in our experience are normally applicable to transactions of the type contemplated by the Transaction Documents. We express no opinion as to the laws of any other jurisdiction.

Our opinion in paragraph 2(a) below is based solely on a review of the Issuers’ Governing Documents and the Subsidiary Guarantors’ Governing Documents and we have not made any analysis of the internal substantive law of the jurisdiction of organization of Delaware, including statutes, rules or regulations or any interpretations thereof by any court, administrative body or other government authority, and we express no opinion in paragraph 2(a) below as to the internal substantive law of the Obligors’ jurisdiction of organization.

We note that the Transaction Documents contain provisions stating they are to be governed by the laws of the State of New York (each such provision, a “Chosen-Law Provision”). Except to the extent addressed below in paragraph 5, no opinion is given herein as to any Chosen-Law Provision, or otherwise as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Transaction Documents. Except as set forth in paragraph 4 below, we express no opinions as to any securities or “blue sky” laws of any jurisdiction.

Our opinion is further subject to the following exceptions, qualifications, and assumptions, all of which we understand to be acceptable to you:

(a)	Except as and to the extent provided in paragraph 2(a) below, we have assumed without any independent investigation (i) that the execution, delivery and performance by each of the parties thereto of the Transaction Documents do not and will not conflict with, or result in a breach of, the terms, conditions or

To each of the Persons
listed in Annex 1 hereto
August 13, 2020

provisions of, or result in a violation of, or constitute a default or require any consent (other than such consents as have been duly obtained) under, any organizational document other than the Governing Documents of the Issuer Parties (including, without limitation, applicable corporate charter documents and by-laws), any order, judgment, arbitration award or stipulation, or any agreement, to which any of such parties is a party or is subject or by which any of the properties or assets of any of such parties is bound, (ii) that the statements regarding delivery and receipt of documents and funds referred to in the Cross Receipt are true and correct, and (iii) that the Transaction Documents are valid and binding obligations of each party thereto to the extent that laws other than those of the State of New York are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to the Obligors and relevant to our opinions expressed below).

(b)	The enforcement of any obligations of any Person, whether under any of the Transaction Documents or otherwise, may be limited by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies (including such as may deny giving effect to waivers of debtors’ or guarantors’ rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of any Person under the Transaction Documents or otherwise.

(c)	We express no opinion as to the availability of any specific or equitable relief of any kind.

(d)	The enforcement of the rights of any Purchaser or any holder of a Note may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and will be subject to a duty to act in a commercially reasonable manner.

(e)	We express no opinion as to the enforceability of any particular provision of any of the Transaction Documents relating to:

(i)        waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue;

(ii)       waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law;

(iii)      waivers of any applicable defenses, setoffs, recoupments, or counterclaims;

To each of the Persons
listed in Annex 1 hereto
August 13, 2020

(iv) the granting of any power of attorney or of any proxy to any Person;

(v) exculpation or exoneration clauses, clauses relating to rights of indemnity or contribution, and clauses relating to releases or waivers of unmatured claims or rights;

(vi) waivers or variations of legal provisions or rights which are not capable of waiver or variation under applicable law; or

(vii) the imposition or collection of interest on overdue interest or providing for a penalty rate of interest or late charges on overdue or defaulted obligations, or the payment of any premium, liquidated damages, or other amount which may be held by any court to be a “penalty” or a “forfeiture”.

(f)	We express no opinion as to the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of any guarantor, joint obligor, surety, accommodation party, or other secondary obligor.

(g)	Our opinions in paragraphs 2(b) and 3 below are based solely on a review of generally applicable laws of the State of New York and the United States of America and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Obligors.

(h)	We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

(i)	We have assumed without any independent investigation that each party to each Transaction Document has agreed that the Transaction Document may be electronically signed, and that any electronic signatures appearing on that Transaction Document are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

(j)	We have assumed that each Purchaser that receives proceeds of the Notes will receive $2,500,000 or more.

Based on the foregoing, we are of the following opinions:

To each of the Persons
listed in Annex 1 hereto
August 13, 2020

1.	Each of the Transaction Documents to which an Obligor is a party constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its respective terms.

2.	(a) The execution and delivery by each Obligor of each Transaction Document to which it is a party and its performance of its obligations thereunder will not constitute a violation of the Issuers’ Governing Documents or the Subsidiary Guarantors’ Governing Documents, as applicable. (b) The execution and delivery by an Obligor of each Transaction Document to which it is a party, the issuance and sale of the Notes by the Issuers, and the performance by each Obligor of its respective obligations under the Transaction Documents to which it is a party will not constitute a violation of any statute, rule or regulation of the State of New York or United States federal law.

3.	No consents, approvals or authorizations of Governmental Authorities of the State of New York or the United States of America are required under the laws of the State of New York or the United States of America, respectively, (a) on behalf of an Obligor in connection with its execution and delivery of any of the Transaction Documents to which it is a party, or (b) on behalf of the Issuers in connection with the offer, issuance, sale, execution and delivery of the Notes by the Issuers, in each case on the date hereof.

4.	Under the circumstances contemplated by the Transaction Documents, it is not necessary in connection with either (a) the offer and sale of the Notes delivered to the Purchasers today or (b) the issuance and delivery by the Subsidiary Guarantors of the Guaranty Agreement, to register the offer and sale to the Purchasers today of the Notes or the Guaranty Agreement under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the issuance of the Notes under the Trust Indenture Act of 1939, as amended.

5.	Each Chosen-Law Provision is enforceable in accordance with New York General Obligations Law section 5-1401, as applied by a New York State court or a federal court sitting in New York and applying New York choice of law principles.

This opinion is delivered solely to the Purchasers and for the benefit of the Purchasers in connection with the Transaction Documents and may not be relied upon by the Purchasers for any other purpose or relied upon by any other person or entity (other than, but subject to our qualification in clause (h) above, future holders of the Notes acquired in accordance with the terms of the Transaction Documents) for any reason without our prior written consent.

Very truly yours,

ANNEX 1

AIG Asset Management

2929 Allen Parkway, A36-04
Houston, TX 77019-2155
Attn: Private Placements Compliance

The Prudential Insurance Company of America

Prudential Private Placement Investors, L.P.

c/o Prudential Private Capital
1114 Avenue of Americas
30th Floor
New York, NY 10036

State Farm Life Insurance Company

State Farm Life and Accident Assurance Company

Investment Dept. E-8

One State Farm Plaza

Bloomington, IL 61710

Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

c/o Barings LLC
300 South Tryon Street – Suite 2500
Charlotte, NC 28202

Teachers Insurance and Annuity Association of America

c/o Nuveen Alternatives Advisors LLC

8500 Andrew Carnegie Blvd
Charlotte, NC 28262

SYMETRA INVESTMENT MANAGEMENT COMPANY

308 Farmington Avenue, 3rd Floor
Farmington, CT 06032
Attention: Managing Director, Private Placements

The Guardian Life Insurance Company of America

The Guardian Insurance & Annuity Company, Inc.

10 Hudson Yards
New York, NY 10001
Attn: Barry Scheinholtz
Investment Department

Annex 1-1

American United Life Insurance Company

Attn: Mike Bullock, Securities Department
One American Square, Suite 1017
Post Office Box 368
Indianapolis, IN 46206

United of Omaha Life Insurance Company

4 - Investment Management
3300 Mutual of Omaha Plaza
Omaha, NE 68175-1011

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

1401 Livingston Lane
Jackson, MS 39213

USAA Life Insurance Company

USAA Life Insurance Company of New York

c/o BlackRock Financial Management, Inc.
40 East 52nd Street

New York, NY 10022

Annex 1-2

EXHIBIT 4.11

FORM OF SIDE LETTER

Exhibit 4.11-1

Execution Version

August 13, 2020

CURTISS-WRIGHT CORPORATION

CURTISS-WRIGHT CONTROLS, INC.

METAL IMPROVEMENT COMPANY, LLC

CURTISS-WRIGHT FLOW CONTROL CORPORATION

CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC

CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION

CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC

130 Harbour Place Drive, Suite 300

Davidson, NC 28036

Dear Ladies and Gentlemen:

Reference is made to that certain Note Purchase Agreement dated as of August 13, 2020 (as amended, supplemented or otherwise modified from time to time, the “Note Agreement”) among Curtiss-Wright Corporation, Curtiss-Wright Controls, Inc., Metal Improvement Company, LLC, Curtiss-Wright Flow Control Corporation, Curtiss-Wright Flow Control Service, LLC, Curtiss-Wright Electro-Mechanical Corporation and Curtiss-Wright Surface Technologies, LLC (collectively, the “Issuers”) and each of the Purchasers party thereto. Unless otherwise defined, capitalized terms used in this letter have the meanings described in the Note Agreement.

Each of the Issuers acknowledges and agrees that no Foreign Subsidiary will become a Designated Borrower (as defined as of the date hereof in that certain Fourth Amended and Restated Credit Agreement, dated as of October 17, 2018, by and among the Company, certain of its Subsidiaries, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, and certain other lenders party thereto, the “Bank of America Credit Agreement”) under the Bank of America Credit Agreement after the date hereof until the expiration date of the Bank of America Credit Agreement and any increases, refinancings and replacements thereof. If Issuers are required or need to add any Designated Borrowers to the Bank of America Credit Agreement, any such Designated Borrower will not borrow under the Bank of America Credit Agreement without the prior written consent of the holders of the Notes. Each of the parties hereto acknowledges and agrees that the failure by the Issuers to comply with the terms of this letter shall constitute an Event of Default and provide the holders of the Notes with all of the rights and remedies under the Note Agreement, and at law.

This letter shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

Please confirm your agreement to the foregoing by signing this letter in the place provided.

Very truly yours,

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:
Name: Craig Moody
Title: Vice President

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:
Name: Craig Moody
Title: Vice President

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name: Ashley Dexter
Title: Second Vice President

PENSIONSKASSE DES BUNDES PUBLICA

By:	PGIM Private Capital Limited, as Investment Manager

By:
Name:
Title: Director

HEALTH OPTIONS, INC.

By:	PGIM Private Placement Investors, L.P. (as Investment Advisor)

By:	PGIM Private Placement Investors, Inc. (as its General Partner)

By:
Name: Ashley Dexter
Title: Vice President

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name: Ashley Dexter
Title: Second Vice President

PENSIONSKASSE DES BUNDES PUBLICA

By:	PGIM Private Capital Limited, as Investment Manager
By:
Name: Edward Jolly
Title: Director

HEALTH OPTIONS, INC.

By:	PGIM Private Placement Investors, L.P. (as Investment Advisor)

By:	PGIM Private Placement Investors, Inc. (as its General Partner)

By:
Name: Ashley Dexter
Title: Vice President

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

STATE FARM LIFE INSURANCE COMPANY

By:
Name: Jeffrey Attwood
Title: Investment Professional

By:
Name: Rebekah L. Holt
Title: Investment Professional

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By:
Name: Jeffrey Attwood
Title: Investment Professional

By:
Name: Rebekah L. Holt
Title: Investment Professional

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Barings LLC as Investment Adviser

By:
Name: Elisabeth A. Perenick
Title: Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Barings LLC as Investment Adviser

By:
Name: Elisabeth A. Perenick
Title: Managing Director

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	Nuveen Alternatives Advisors LLC, its investment manager

By:
Name: Ho Young Lee
Title: Managing Director

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

SYMETRA LIFE INSURANCE COMPANY

By:
Name: Yvonne Guajardo
Title: Vice President and Managing Director

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:
Name: Barry Scheinholtz
Title: Managing Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:
Name: Barry Scheinholtz
Title: Managing Director

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:
Name: David Divine
Title: Director – Securities Management

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:
Name: Lee Martin
Title: Vice President

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

AMERICAN UNITED LIFE INSURANCE COMPANY

By:
Name:	Dave Weisenburger
Title:	Vice President, Fixed Income Securities

UNITED FARM FAMILY LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

By:
Name:	Dave Weisenburger
Title:	Vice President, Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

By:
Name:	Dave Weisenburger
Title:	Vice President, Fixed Income Securities

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

USAA LIFE INSURANCE COMPANY

By:	BlackRock Financial Management, Inc., as investment manager

By:
Name: AnnMarie Smith
Title: Authorized Signatory

USAA LIFE INSURANCE COMPANY OF NEW YORK

By:	BlackRock Financial Management, Inc., as investment manager

By:
Name: AnnMarie Smith
Title: Authorized Signatory

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)

We confirm the understanding set forth
in the foregoing letter:

CURTISS-WRIGHT CORPORATION

CURTISS-WRIGHT CONTROLS, INC.

METAL IMPROVEMENT COMPANY, LLC

CURTISS-WRIGHT FLOW CONTROL CORPORATION

CURTISS-WRIGHT FLOW CONTROL SERVICE, LLC

CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION

CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC

By:
Name: Harry Jakubowitz
Title: Vice President & Treasurer

(Signature Page to Curtiss-Wright Corporation, et al Side Letter)